As Filed with the SEC on April 16, 2021

Registration Numbers 2-28316 and 811-01612

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-3

REGISTRATION STATEMENT

under

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 78 ☒

and

REGISTRATION STATEMENT

under

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 58 ☒

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Insurance Company)

655 Broad Street

Newark, New Jersey 07102

(973) 367-7521

(Address and telephone number of Insurance Company’s principal executive offices)

Andrew R. French

655 Broad Street

Newark, New Jersey 07102

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue

Washington, DC 20001

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraphs (b) of Rule 485

X on May 1, 2021 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(i) of Rule 485

☐ on (        ) pursuant to paragraph (a)(i) of Rule 485

☐ 75 days after filing pursuant (a)(ii) of Rule 485

☐ on (        ) pursuant to paragraph (a)(ii) of Rule 485

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Prudential Variable Contract Account-2
PROSPECTUS • MAY 1, 2021

The Prudential Variable Contract Account-2 (VCA 2 or the Fund) invests primarily in equity securities of major, established corporations. This prospectus describes a group variable annuity contract (the Contract) offered by The Prudential Insurance Company of America (Prudential) for use with retirement arrangements qualified under Section 403(b) of the Internal Revenue Code. Contributions under the Contract are invested in VCA 2. This prospectus sets forth information about VCA 2 that a prospective investor should know before investing.
Please read this prospectus before investing and keep it for future reference. To learn more about VCA 2, you may request the annual and semi-annual reports for VCA 2 Participants or the Statement of Additional Information (SAI), dated May 1, 2021. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The table of contents of the SAI appears on page 35 of this prospectus.
The SEC's web site (www.sec.gov) contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. For a free copy of the SAI or a Participant report or for Participant questions, call us at: 1-877-778-2100 or write us at: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. The SAI, annual report and semi-annual report are also available at www. https://www.pgim.com/investments.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Investments are subject to risk, including possible loss of principal. An investment in the Contract is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency. This prospectus is for informational or educational purposes. It is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. In providing these materials, Prudential is not acting as your fiduciary as defined by any applicable laws and regulations. Please consult with a qualified investment professional if you wish to obtain investment advice.
© 2021 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

Table of Contents
3	GLOSSARY
3	SPECIAL TERMS
5	FEES & EXPENSES
5	FEE TABLE
5	EXAMPLE
6	SUMMARY
6	ABOUT THE CONTRACT
7	ABOUT PRUDENTIAL & VCA 2
8	INVESTMENT PRACTICES
8	INVESTMENT OBJECTIVE & POLICIES
12	UNIT VALUE
12	HOW UNIT VALUE IS DETERMINED
14	MANAGEMENT
14	THE COMMITTEE
14	ADVISORY ARRANGEMENTS
16	CONTRACT CHARGES
16	CHARGES & FEES
17	THE CONTRACT
17	INTRODUCTION
17	ACCUMULATION PERIOD
23	ANNUITY PERIOD
25	OTHER INFORMATION
27	ADDITIONAL INFORMATION
27	SALE & DISTRIBUTION
27	FEDERAL TAXATION
29	WITHHOLDING
30	DEATH BENEFITS
30	TAXES ON PRUDENTIAL
31	VOTING RIGHTS
31	LITIGATION
32	VCA 2 POLICIES
33	Service Providers
34	OTHER INFORMATION
35	TABLE OF CONTENTS: STATEMENT OF ADDITIONAL INFORMATION
36	FINANCIAL HIGHLIGHTS

GLOSSARY
SPECIAL TERMS
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.
Accumulation Period: The period that begins with the Contract Date (as defined below) and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.
Code: The Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.
Contract: The group variable annuity contract described in this prospectus.
Contract Date: The date Prudential receives the initial contribution on behalf of a Participant (as defined below) and all necessary paperwork is in Good Order (as defined below). Contract anniversaries are measured from the Contract Date.
Contractholder: The employer, association or trust to which Prudential has issued a Contract.
Contributions: Payments made under the Contract for the benefit of a Participant.
Good Order: Sufficiently clear instruction received by the Prudential Retirement Service Center or a designated third party pricing agent (if your plan is not serviced by Prudential), on a business day before the close of business, which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the business day that Good Order is determined. Instructions received on a day that is not a business day or after the close of a business day will be deemed to have been received on the next business day.
Income Period: The period that begins when you start receiving income payments under the Contract.
Participant or you: The person for whose benefit contributions are made under a Contract.
Prudential, PICA or we: The Prudential Insurance Company of America.
Prudential Retirement Service Center: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com/online/retirement. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a business day or (2) after the close of a business day. In each such instance, a transaction received in Good Order will be deemed received on the next business day.
Prudential's Group Tax-Deferred Annuity Program: A Contractholders' program providing for contributions under the Contract, a companion fixed-dollar annuity contract or a combination of the two.
Separate Account: Contributions allocated to VCA 2 are held by Prudential in a separate account.
3

Tax Deferral: A way to increase your assets without being taxed every year. Taxes are not paid on investment gains until you receive a distribution, such as a withdrawal or annuity payment.
Unit and Unit Value: You are credited with Units in VCA 2. Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for VCA 2. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of VCA 2 plus any charges and fees that may apply to you.
4The Prudential Variable Contract Account-2

FEES & EXPENSES
FEE TABLE
The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Contract. For more information, see Contract Charges, later in the prospectus.
VCA 2 Fee Table
Participant Transaction Expenses°
Sales Load Imposed on Purchases (as a percentage of contributions made)	None*
Deferred Sales Load	None
Exchange Fee	None
Annual Administration Fee (maximum)°°	$30
Annual Expenses (as a percentage of average net assets)
Investment Management Fees	0.125%
Mortality and Risk Expense Fee °°°	0.375%
Total Annual Expenses	0.500%
° Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in VCA 2 is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment in VCA 2 to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 3.5%.
°° While a Participant is receiving annuity payments, we do not charge the annual administration fee.
°°° While a Participant is receiving payments under the variable annuity certain option, we do not charge the mortality and risk expense fee.
* A sales charge is not currently deducted from contributions, meaning that the entire amount of a contribution is invested in VCA 2. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.
The Financial Highlights Table appears at the end of this Prospectus.
EXAMPLE
The following expense example will help you compare the fees and expenses of the Contract with other variable annuity contracts. The example assumes that you invested $10,000 at the beginning of Year 1 and that your investment had an annual return of 5%. Your expenses would be the same whether you withdraw from VCA 2, remain as a Participant, or annuitize at the end of each period. The example is based on expense information for VCA 2 for the fiscal year ended December 31, 2020. This example should not be considered as representative of past or future expenses. Actual expenses may be greater or less than those shown.
Example
	1 Year	3 Years	5 Years	10 Years
	$300	$406	$523	$863
° The annual administration fee is reflected in the above example on the assumption that it is deducted from the Contract in the same proportions as the aggregate annual administration fees are deducted from the fixed dollar or VCA 2 Contracts. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.
The Financial Highlights and Accumulation Unit Value Table appear at the end of this prospectus.
5

SUMMARY
ABOUT THE CONTRACT
The Contract
The VCA 2 Contract is a group variable annuity contract. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contract is intended for retirement savings or other long-term investment purposes. The Contract, like all deferred annuity contracts, has two phases—an accumulation period and an income period. During the accumulation period, earnings accumulate on a tax-deferred basis. That means you are only taxed on the earnings when you withdraw them. The second phase—the income period—occurs when you begin receiving regular payments from the Contract. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.
The Contract generally is issued to employers who make contributions on behalf of their employees under Section 403(b) of the Internal Revenue Code. In this case, the employer is called the “Contractholder” and the person for whom contributions are being made is called a “Participant” or “you.”
Prudential's Group Tax Deferred Annuity Program
Prudential's Group Tax Deferred Annuity Program consists of the following contracts:
■
the VCA 2 Contract described in this prospectus,
■
certain fixed dollar annuity contracts that are offered as companion to the VCA 2 Contract (but are not described in this prospectus), and
■
contracts combining the VCA 2 Contract and a fixed dollar annuity contract.
Charges
A sales charge is not deducted from contributions, meaning that the entire amount of a contribution is invested in VCA 2. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.
We charge an annual administration fee for recordkeeping and other administrative expenses. This charge will not exceed $30 in any calendar year. We will automatically deduct it from your account. (If you also have a fixed-dollar annuity contract under Prudential's Group Tax Deferred Annuity Program, the fee will be divided between that contract and your VCA 2 account.)
We also charge for investment management services and for mortality and expense risks we assume. Those charges are deducted daily at annual rates of 0.125% and 0.375%, respectively, of the value of your VCA 2 account.
Withdrawals & Transfers
All traditional written requests and notices required or permitted under the Contract—other than withdrawal requests and death benefit claims—should be sent to Prudential at the address on the cover of this prospectus. You can also use that address for any written inquiries you may have.
As explained later, notices, forms and requests for transactions related to the Contract may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants.
All permitted telephone transactions may normally be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.
6The Prudential Variable Contract Account-2

Your ability to make withdrawals under your Contract is limited by federal tax law. Your employer—the Contractholder—may impose additional restrictions. If you are allowed to make withdrawals, you may submit a permitted, traditional written withdrawal request to us in any of the following ways:
■
by mail to Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507.
■
by fax to PGIM Investments, Attn: Client Services at (866) 439-8602.
Requests for death benefits must also be submitted by one of the means listed above.
To process a withdrawal request or death benefit claim, it must be submitted to Prudential in Good Order.
In some cases, the Contractholder or a third-party may provide recordkeeping services for the Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.
Transaction requests (including death benefit claims) received directly by Prudential in Good Order on a given business day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close or such earlier time that the Contractholder and Prudential have agreed to) will be effective for that Business Day.
ABOUT PRUDENTIAL & VCA 2
Prudential
Prudential is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. As Prudential's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy.
VCA 2
VCA 2 was created on January 9, 1968. It is a separate account of Prudential, which means its assets are the property of Prudential but are kept separate from Prudential's general assets and cannot be used to meet liabilities from Prudential's other businesses.
VCA 2 is registered with the SEC as an open-end, diversified management investment company.
7

INVESTMENT PRACTICES
INVESTMENT OBJECTIVE & POLICIES
Investment Practices
Before making your investment decision, you should carefully review VCA 2's investment objective and policies. There is no guarantee that the investment objective of VCA 2 will be met.
Investment Objective and Policies
VCA 2's investment objective is long-term growth of capital. VCA 2 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. VCA 2 may also invest in preferred stocks, warrants, convertible bonds or other equity-related securities.
All investments are subject to economic and market events risk. Events in the U.S. and global financial markets including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth may at times result in period of unusually high volatility in a market or segment of a market which could negatively impact performance.
Equity securities are subject to equity risk and market risk. Equity risk is the risk that the value of a particular stock or other equity-related security owned by VCA 2 could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of the markets. Such events may result in losses to VCA 2. In addition, equity investments are subject to market risk, the risk that the markets in which VCA 2 invests may experience volatility and go down in value, possibly sharply and unpredictably. VCA 2's holdings can vary from broad market indexes, and the performance of VCA 2 can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political, social and economic developments.
Under normal market conditions, VCA 2 may also invest up to 20% of its total assets in short, intermediate or long term debt instruments that have been rated “investment grade.” (This means major rating services, like S&P Global Ratings or Moody's Investors Service Inc., have rated the securities within one of their four highest rating groups.) In response to adverse market conditions, we may invest a higher percentage in debt instruments. Investment in debt instruments involves a variety of risks, including the risk that an issuer or guarantor of the instrument will be unable to pay obligations when due (credit risk); the risk that VCA 2 may be unable to sell some or all of the instruments it holds, either at the price it values the instrument or at any price (liquidity risk); and the risk that the rates of interest income generated by the instruments may decline due to a decrease in market interest rates and that the market prices of the instruments may decline due to an increase in market interest rates (interest rate risk). Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are poised to increase from historically low levels, with unpredictable effects on the markets and VCA 2’s investments.
VCA 2 may also invest in foreign securities traded on U.S. exchanges and markets, including common stocks, American Depositary Receipts (ADRs), American Depositary Shares (ADSs), and similar receipts or shares. ADRs and ADSs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank. Although not a principal strategy, VCA 2 may invest up to 30% of its total assets in other foreign securities, including foreign securities traded on foreign exchanges or markets approved under state law. VCA 2’s investment in foreign securities is limited to a maximum of 30% of its total assets.
Investments in foreign securities generally involve more risk than investments in securities of U.S. issuers. Foreign investment risk includes: changes in currency exchange rates may affect the value of foreign securities held by VCA 2; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets are not subject to regulatory requirements comparable to those in U.S. markets, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from, and may be less comprehensive than, those in the U.S.; foreign exchanges often are smaller and less liquid than U.S. markets; political developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxations and limitations on
8The Prudential Variable Contract Account-2

repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including war, terrorism, environmental disasters, natural disasters or events, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and have a significant adverse impact on the economy. ADRs and ADSs may be subject to fewer risks than direct investments in foreign securities because they may be traded on more liquid markets and the companies are usually subject to financial reporting standards similar to those applicable to U.S. companies.
VCA 2 may also purchase and sell financial futures contracts, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. In addition, we may purchase and sell futures contracts on foreign currencies or groups of foreign currencies. Under a financial futures contract the seller agrees to sell a set amount of a particular financial instrument or currency at a set price and time in the future. Under a stock index futures contract, the seller of the contract agrees to pay to the buyer an amount in cash which is equal to a set dollar amount multiplied by the difference between the set dollar amount and the value of the index on a specified date. No physical delivery of the stocks making up the index is made. VCA 2 will use futures contracts only to hedge its positions with respect to securities, interest rates and foreign securities.
The use of futures contracts for hedging purposes involves several risks. While hedging transactions may protect VCA 2 against adverse movements in interest rates or other economic conditions, they may limit our ability to benefit from favorable movements in interest rates or other economic conditions. Hedging transactions may reduce or eliminate gains or magnify losses if the market moves in an unanticipated manner. There are also the risks that we may not correctly predict changes in the market and that there may be an imperfect correlation between the futures contract price movements and the securities being hedged. There is no assurance that a liquid market will exist at the time we wish to close out a futures position or that a hedging transaction will reduce risk or be cost effective. Most futures exchanges and boards of trade limit the amount of fluctuation in futures prices during a single day—once the daily limit has been reached, no trades may be made that day at a price beyond the limit. It is possible for futures prices to reach the daily limit for several days in a row with little or no trading. This could prevent us from liquidating an unfavorable position while we are still required to meet margin requirements and continue to incur losses until the position is closed.
In addition to futures contracts, VCA 2 is permitted to purchase and sell options on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts. An option gives the owner the right to buy (a call option) or sell (a put option) securities at a specified price during a given period of time. VCA 2 will only invest in “covered” options. An option can be covered in a variety of ways, such as setting aside certain securities or cash equal in value to the obligation under the option.
Options involve certain risks. We may not correctly anticipate movements in the relevant markets. If this happens, VCA 2 would realize losses on its options position. In addition, options have risks related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although generally VCA 2 will only purchase or write exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange or otherwise may exist and we might not be able to effect closing transactions in particular options. In this event, VCA 2 would have to exercise its options in order to realize any profit and would incur brokerage commissions both upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of such options (or upon the purchase of underlying securities for the exercise of put options). If VCA 2—as a covered call option writer—is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.
Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that we may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged,
9

and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 2 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 2 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 2.
VCA 2 may invest in securities backed by real estate or shares of real estate investment trusts—called REITS—that are traded on a stock exchange or NASDAQ. These types of securities are sensitive to factors that many other securities are not—such as real estate values, property taxes, overbuilding, cash flow and the management skill of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.
From time to time, VCA 2 may invest in repurchase agreements. In a repurchase agreement, one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short—possibly overnight or a few days—though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 2 will only enter into repurchase agreements that are fully collateralized. VCA 2 will not enter into repurchase agreements with Prudential or its affiliates as seller. However, VCA 2 may enter into joint repurchase transactions with other Prudential investment companies.
VCA 2 may also enter into reverse repurchase agreements and dollar roll transactions. In a reverse repurchase arrangement, VCA 2 agrees to sell one of its portfolio securities and at the same time agrees to repurchase the same security at a set price and time in the future. During the reverse repurchase period, VCA 2 often continues to receive principal and interest payments on the security that it “sold.” Each reverse repurchase agreement reflects a rate of interest for use of the money received by VCA 2, and for this reason, has some characteristics of borrowing.
Dollar rolls occur when VCA 2 sells a security for delivery in the current month and at the same time agrees to repurchase a substantially similar security from the same party at a specified price and time in the future. During the roll period, VCA 2 does not receive the principal or interest earned on the underlying security. Rather, it is compensated by the difference in the current sales price and the specified future price as well as by interest earned on the cash proceeds of the original “sale.” In a dollar roll transaction, VCA 2 takes the risk that: (i) the securities that it repurchases at a later date will have less favorable market characteristics; (ii) the roll adds leverage to VCA 2; and (iii) it increases VCA 2’s sensitivity to interest rate changes. In addition, investments in dollar rolls may increase the portfolio turnover rate of VCA 2.
Reverse repurchase agreements and dollar rolls also involve the risk that the market value of the securities held by VCA 2 may decline below the price of the securities VCA 2 has sold but is obligated to repurchase. In addition, if the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA 2's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA 2's obligation to repurchase the securities.
From time to time, VCA 2 may purchase or sell securities on a when-issued or delayed delivery basis—that is, delivery and payment can take place a month or more after the date of the transaction. VCA 2 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.
VCA 2 may also enter into short sales against the box. In this type of short sale, VCA 2 owns the security sold (or one convertible into it) but borrows the stock for the actual sale.
VCA 2 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 2 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net
10The Prudential Variable Contract Account-2

differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same—to increase or decrease exposure to long- or short-term interest rates. For example, VCA 2 may enter into a swap transaction to preserve a return or spread on a particular investment to a portion of its portfolio or to protect against any increase in the price of securities that VCA 2 anticipates purchasing at a later date. VCA 2 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.
The use of swap agreements is subject to certain risks. As with options and futures, if our prediction of interest rate movements is incorrect, VCA 2's total return will be less than if we had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. There is the risk that the counterparty will be unable to honor its financial obligations to VCA 2. Moreover, there is no guarantee that VCA 2 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
VCA 2 may also use forward foreign currency exchange contracts. VCA 2's successful use of forward foreign currency exchange contracts depends on our ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. Forward contracts are individually negotiated and privately traded, so they are dependent on the creditworthiness of the counterparty and subject to counterparty default risk.
VCA 2 is subject to a liquidity risk management program, whereby VCA 2 may only invest up to 15% of its net assets in illiquid investments. VCA 2 may not acquire any “illiquid investment” if, immediately after the acquisition, VCA 2 would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that VCA 2 reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain over-the-counter derivative instruments, and securities and other financial instruments that are not readily marketable, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are classified as liquid investments. The 15% limit is applied as of the date VCA 2 purchases an illiquid investment. It is possible that VCA 2’s holdings of illiquid investments could exceed the 15% limit as a result of, for example, market developments (e.g., an increase in the value of VCA 2’s illiquid holdings and/or a decrease in the value of VCA 2’s liquid holdings) or redemptions.
VCA 2 may purchase certain restricted securities that can be resold to institutional investors and which may be classified as liquid investments pursuant to procedures adopted by VCA 2. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933.
There is risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any investment, an investment in VCA 2 could lose value, and you could lose money.
Additional information about investment policies and restrictions, including the risks associated with their use, is provided in the SAI.
11

UNIT VALUE
HOW UNIT VALUE IS DETERMINED
To keep track of investment results, each Participant is credited with Units in VCA 2. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for VCA 2. After that, the Unit Value is adjusted each day to reflect the investment returns and expenses of VCA 2 and certain Contract charges.
The Unit Value for VCA 2 is determined once each business day the New York Stock Exchange (NYSE) is open for trading as of the close of the exchange's regular trading session (which is usually 4:00 p.m., New York time). The NYSE is closed on most national holidays and Good Friday. VCA 2 does not price its Unit Value on days when the NYSE is closed but the primary markets for VCA 2's foreign securities are open, even though the value of these securities may have changes. Conversely, VCA 2 will ordinarily price its Unit Value on days that the NYSE is open but foreign securities markets are closed. VCA 2 will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its Unit Value as of 4:00 p.m., if the particular disruption directly affects only the NYSE.
Equity securities for which the primary market is on an exchange (whether domestic or foreign) are generally valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities included within the NASDAQ market are generally valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation are generally valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
All short-term debt securities having remaining maturities of 60 days or less are valued at amortized cost. This valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value.
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded (which is generally 15 minutes after the close of regular trading on the NYSE). If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Securities for which no market quotations are available will be valued at fair value under the direction of a committee of VCA 2 (the Committee). VCA 2 also may use fair value pricing if it determines that a market quotation is not reliable. Securities subject to fair value pricing may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into debt and for which there is no current market value; securities whose prices are stale; securities affected by significant events; and securities that VCA 2 believes were priced incorrectly. A significant event is an event, such as a political or market event that has caused a market quotation to no longer reflect the value at the time that the unit value of VCA 2 is determined.
12The Prudential Variable Contract Account-2

The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that VCA 2 could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which VCA 2 determines its unit value.
13

MANAGEMENT
THE COMMITTEE
VCA 2 has a Committee—similar to a board of directors—that provides general supervision. The members of the VCA 2 Committee are elected for indefinite terms by the Participants of VCA 2. A majority of the members of the VCA 2 Committee are not “interested persons” of Prudential Financial, Inc. or its affiliates, as defined by the Investment Company Act of 1940 (the 1940 Act, or the Investment Company Act).
ADVISORY ARRANGEMENTS
PGIM Investments LLC (PGIM Investments), a Prudential Financial subsidiary, is the investment manager to VCA 2. PGIM Investments is located at 655 Broad Street, Newark, New Jersey 07102. PGIM Investments and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2020, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $361.6 billion.
Under a management agreement with VCA 2, PGIM Investments manages VCA 2's investment operations and administers its business affairs, and is paid a management fee at the annual rate of 0.125% of the average daily net assets of VCA 2. Under the management agreement with VCA 2, PGIM Investments is responsible for selecting and monitoring one or more subadvisers to handle the day-to-day investment management of VCA 2. PGIM Investments, not VCA 2, pays the fees of the subadvisers. Pursuant to an order issued by the SEC, VCA 2 may add or change a subadviser, or change the agreement with a subadviser, if PGIM Investments and VCA 2's Committee concludes that doing so is in the best interests of VCA 2 Participants. VCA 2 can make these changes without Participant approval, but will notify Participants investing in VCA 2 of any such changes.
VCA 2's current subadviser is Jennison Associates LLC (Jennison), a Prudential Financial subsidiary. Jennison is located at 466 Lexington Avenue, New York, New York 10017. Under its agreement with Jennison, PGIM Investments pays Jennison the entire management fee that PGIM Investments receives.
Jennison may use affiliated brokers to execute brokerage transactions on behalf of VCA 2 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. More information about brokerage transactions is included in the SAI.
Joseph C. Esposito, CFA, Rebecca Irwin, Warren N. Koontz, Jr., CFA, Natasha Kuhlkin, CFA, Kathleen A. McCarragher and Spiros “Sig” Segalas, are the portfolio managers jointly and primarily responsible for the day-to-day management of all aspects of VCA 2's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Joseph C. Esposito, CFA, is a Managing Director and a large cap value portfolio manager. He joined Jennison in September 2014. Mr. Esposito was previously a senior equity analyst at Loomis, Sayles & Company for seven years. Prior to that, he was a business systems analyst at AXA Financial. Mr. Esposito earned a BA from the College of New Jersey, an MBA from Columbia Business School, and he holds the Chartered Financial Analyst (CFA) designation.
Rebecca Irwin is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in September 2006. Prior to joining Jennison, Ms. Irwin was a health care analyst at Viking Global Investors. Prior to that, she was at UBS and at Salomon Smith Barney. Ms. Irwin earned a BA in economics from Queen's University at Kingston, an LLB from the University of Toronto, and an LLM from Harvard Law School.
Warren N. Koontz, Jr., CFA, is a Managing Director, the Head of Value Equity, and a large cap value portfolio manager. He joined Jennison in September 2014. Prior to joining Jennison, Mr. Koontz was a portfolio manager at Loomis, Sayles & Company for nineteen years where he managed diversified and concentrated value strategies. Prior to that, he was a senior portfolio manager at Comerica Bank and also worked for three years as chief investment
14The Prudential Variable Contract Account-2

officer for The Jeffrey Company, a private investment firm and the Public Employees’ Retirement System of Ohio. Mr. Koontz earned a BS in finance and an MBA from The Ohio State University, and he holds the Chartered Financial Analyst (CFA) designation.
Natasha Kuhlkin, CFA, is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in May 2004. Prior to joining Jennison, Ms. Kuhlkin was an equity research analyst at Evergreen Investment Management and at Palisade Capital Management. Ms. Kuhlkin earned a BS, magna cum laude, in accounting from Binghamton University and she holds the Chartered Financial Analyst (CFA) designation.
Kathleen A. McCarragher is a Managing Director, the Head of Growth Equity and a large cap growth equity portfolio manager. She joined Jennison in May 1998. Prior to joining Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer LLC where she was a Managing Director and the Director of Large Cap Growth Equities. Prior to that, Ms. McCarragher spent 10 years with State Street Research & Management. Ms. McCarragher earned a BBA, summa cum laude, in economics and finance from the University of Wisconsin-Eau Claire and an MBA from Harvard Business School.
Spiros “Sig” Segalas was one of the original founders of Jennison in 1969. He is currently President, Chief Investment Officer and a large cap growth equity portfolio manager. Mr. Segalas began his investment career as a research analyst with Bankers Trust Company in 1960 and was responsible for technology, aerospace, and conglomerate securities. In 1963, he was appointed group head of the technology group; in 1967, he was asked to manage a newly introduced commingled emerging growth fund for the bank's institutional clients. He was also appointed to the bank's investment policy group. Mr. Segalas earned a BA in economics from Princeton University, after which he served as an officer in the US Navy.
Messrs. Esposito, Koontz and Segalas, and Mses. Irwin, Kulhkin and McCarragher are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio manager. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
The SAI provides additional information about the portfolio managers’ compensation, other accounts that they manage, and their ownership of VCA 2 securities.
A discussion of the factors considered by the VCA 2 Committee in re-approving the advisory agreements for VCA 2 appears in the most recent VCA 2 semi-annual report.
15

CONTRACT CHARGES
CHARGES & FEES
We list below the current charges under the Contract. On 90 days' notice, we may change the sales charge, administration fee and the mortality and expense risk fee. The investment management fee generally may be changed only with Participant approval.
Sales Charge
A sales charge is not deducted from contributions, meaning that the entire amount of a contribution is invested in VCA 2. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.
Administration Fee
We charge an annual administration fee for recordkeeping and other administrative expenses. This fee will not exceed $30 in any calendar year and will be automatically deducted from your account. (If you also have a fixed-dollar annuity contract under Prudential's Group Tax Deferred Annuity Program, the fee will be divided between that and your VCA 2 account.) We deduct the administration fee on the last business day of each calendar year. New Participants will only be charged a portion of the annual administration fee, depending on the number of months remaining in the calendar year after the first contribution is made.
If you withdraw all of your contributions before the end of a year, we will deduct the fee on the date of the last withdrawal. After that, you may only make contributions as a new Participant, in which case you will be subject to the annual administration fee on the same basis as other new Participants. If a new Participant withdraws all of his or her Units during the first year of participation under the Contract, the full annual administration fee will be charged.
Modification of Administration Fee
Prudential may reduce or waive the administrative fee with respect to a particular Contract. We will only do this if we think that our administrative costs with respect to a Contract will be less than for other Contracts. This might occur, for example, if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party. You should refer to your Contract documents which set out the exact amount of fees and charges that apply to your Contract.
Mortality and Expense Risk Fee
A “mortality risk” charge is paid to Prudential for assuming the risk that a Participant will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. In addition, an “expense risk” charge is paid to Prudential for assuming the risk that the current charges will not cover the cost of administering the Contract in the future. We deduct these charges daily. We compute the charge at an effective annual rate of 0.375% of the current value of your account (0.125% is for assuming the mortality risk, and 0.250% is for assuming the expense risk).
Investment Management Fee
Like certain other variable annuity contracts, VCA 2 is subject to a fee for investment management services. We deduct this charge daily. We compute the charge at an effective annual rate of 0.125% of the current value of your VCA 2 account.
16The Prudential Variable Contract Account-2

THE CONTRACT
INTRODUCTION
The Contract described in this prospectus is generally issued to an employer that makes contributions on behalf of its employees. The Contract can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Once a Participant begins to receive annuity payments, Prudential will provide to the Contractholder—for delivery to the Participant—a certificate which describes the variable annuity benefits which are available to the Participant under the Contract.
ACCUMULATION PERIOD
Contributions
When you first become a Participant under the Contract, you must indicate if you want contributions made on your behalf to be allocated between VCA 2 and a companion fixed dollar annuity contract. You can change this allocation from time to time. The discussion below applies only to contributions to VCA 2.
When a contribution is made, we invest 100% of it in VCA 2. You are credited with a certain number of Units, which are determined by dividing the amount of the contribution by the Unit Value for VCA 2 for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of VCA 2. Units will be redeemed as necessary to pay your annual administration fee.
Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.
The first contribution made on your behalf will be invested within two business days after it has been received by us if we receive your enrollment form in Good Order. If an initial contribution is made on your behalf and the enrollment form is not in order, we will place the contribution into one of two money market options until the paperwork is complete. The two money market options are:
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If the Contractholder has purchased only a VCA 2 Contract or a VCA 2 Contract together with either a group variable annuity contract issued through Prudential's MEDLEY Program or unaffiliated mutual funds, then the initial contribution will be invested in The Prudential Variable Contract Account-11 within Prudential's MEDLEY Program.
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If the Contractholder has purchased a VCA 2 Contract as well as shares of a money market fund, the initial contribution will be invested in that money market fund.
In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the investment in the money market option. The redemption proceeds plus any earnings will be paid to the Contractholder. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.
The Unit Value
Unit Value is determined each business day by multiplying the previous day's Unit Value by the “gross change factor” for the current business day and reducing this amount by the daily equivalent of the investment management and mortality and expense risk charges. The gross change factor for VCA 2 is determined by dividing the current day's net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day's net assets.
Withdrawal of Contributions
Because the Contract is intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. Under Section 403(b) of the Internal Revenue Code, contributions (before taxes) cannot be withdrawn unless the Participant is at least 591⁄2 years old, no longer works for his or her employer, becomes disabled or dies. (Contributions after December 31, 1988 may sometimes be withdrawn in the case of hardship or in
17

the event of qualified birth or adoption, but you need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.
If your retirement arrangement permits, you may withdraw at any time the dollar value of all of your VCA 2 Units as of December 31, 1988.
Spousal Consent. Under certain retirement arrangements, ERISA requires that married Participants must obtain their spouses' written consent to make a withdrawal request. The spouse's consent must be notarized or witnessed by an authorized plan representative.
Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under the Contract.
Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in Good Order, we will pay you the redemption amount within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances—for example, when the New York Stock Exchange is closed or trading is restricted.
Prudential may also delay payment of redemption proceeds in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and Prudential will not process it until we receive such information from your employer.
Systematic Withdrawal Plan
Generally, amounts you withdraw under the Systematic Withdrawal Plan will be taxable at ordinary income tax rates. In addition, if you have not reached age 59  1∕2 , the withdrawals will generally be subject to a 10% additional tax for early distribution. Withdrawals you make after the later of (i) age 70  1∕2 (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 1∕2 after such date) or (ii) your retirement, must satisfy certain required minimum distribution rules. Withdrawals by beneficiaries must also meet certain required minimum distribution rules. Qualified withdrawals from a Roth 403(b) account are not subject to income tax.
Receiving payments under the systematic withdrawal plan may have significant tax consequences and participants should consult with their tax adviser before signing up.
Generally, amounts you withdraw under the Systematic Withdrawal Plan will be taxable at ordinary income tax rates. In addition, if you have not reached age 59 1∕2, the withdrawals will generally be subject to a 10% premature distribution penalty tax. Withdrawals you make after the later of (i) age 70 1∕2 or (ii) your retirement, must satisfy certain required minimum distribution rules. Withdrawals by beneficiaries must also meet certain required minimum distribution rules. Qualified withdrawals from a Roth 403(b) account are not subject to income tax.
Plan enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse's consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form or equivalent electronic means, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of VCA 2 during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form (or equivalent electronic means) which we will provide to you on request.
18The Prudential Variable Contract Account-2

Termination of Systematic Withdrawal Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.
Additional Contributions. If you have elected to participate in the Systematic Withdrawal Plan, contributions may still be made on your behalf.
Non-Prudential Recordkeepers. If the Contractholder or some other organization provides recordkeeping services for your Contract, different procedures under the Systematic Withdrawal Plan may apply.
Texas Optional Retirement Program
Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to your Contract documents if this applies to you.
Death Benefits
In the event a Participant dies before the accumulation period under a Contract is completed, a death benefit will be paid to the Participant's designated beneficiary. The death benefit will equal the value of the Participant's Units (less the full annual administration charge) on the day we receive the claim in Good Order.
Payment Methods. You can elect to have the death benefit paid to your beneficiary: (1) in one lump sum by December 31st of the calendar year that contains the 10th anniversary of the date of death of the Owner, (2) as systematic withdrawals to completely distribute the death benefit amount by December 31st of the 10th anniversary of the participant’s death, (3) as a variable annuity (This payout option is available if you have named a designated beneficiary who meets the requirements for an “eligible designated beneficiary” (“EDB”)), or (4) a combination of the preceding three options, subject to the required minimum distribution rules of Section 401(a)(9) of the Internal Revenue Code described below. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. A minor child will cease to be an EDB on the date the child reaches the age of 18, and any remaining interest must be distributed with 10 years after that date. If a Participant does not make an election, his or her beneficiary must choose from these same three options (or a combination) before the later to occur of: the first anniversary of the Participant’s death or two months after Prudential receives due proof of the Participant’s death. For benefits accruing before December 31, 1986, Internal Revenue regulations require that a designated beneficiary must begin to receive payments no later than the earlier of (1) December 31 of the calendar year during which the tenth anniversary of the Participant’s death occurs or (2) December 31 of the calendar year in which annuity payments would be required to begin to satisfy the minimum distribution requirements described below. As of such date the election must be irrevocable and must apply to all subsequent years. However, if the election includes systematic withdrawals, the beneficiary may terminate them and receive the remaining balance in cash (or effect an annuity with it) or change the frequency, size or duration of the systematic payments.
If your spouse is the sole designated beneficiary, they have an option to roll death benefits into an IRA in their own name.
As of 2007, non-spouse beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a governmental §457 plan, a §403(b) TDA or an IRA. For plan years beginning after December 31, 2009, employer plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an “inherited IRA”. A non-spouse beneficiary may also roll death benefits to an “inherited Roth IRA”, subject to the income limits for Roth conversions. The required minimum distribution rules regarding non-spouse beneficiaries continue to apply.
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Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.
Required Minimum Distribution Rules. Benefits accruing after December 31, 1986 under a Section 403(b) annuity contract are subject to required minimum distribution rules. These specify the time when payments must begin and the minimum amount that must be paid annually. Under prior law, when a Participant dies before we have started to make benefit payments, we must pay out the death benefit entirely by December 31 of the calendar year including the fifth anniversary of the Participant’s date of death. Under the new law, if a Participant dies after 2019, and has a designated beneficiary, any remaining interest must be distributed by December 31st of the year that includes the 10 year anniversary of your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. An EDB may select an annuity under option 1, 2 or 4 described in the Available Forms of Annuity Sections below, with the payments to begin as of December 31 of the calendar year immediately following the calendar year in which the Participant died (or, if the Participant’s spouse is the designated beneficiary, December 31 of the calendar year in which the Participant would have become 70  1∕2 years old (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 1∕2 after such date), if that year is later). Options 3 and 5 described in the Available Forms of Annuity Section below may not be selected under these rules. In addition, the duration of any period certain annuity may not exceed the beneficiary’s life expectancy as determined under IRS tables. If the amount distributed to a beneficiary for a calendar year is less than the required minimum amount, a federal excise tax is imposed equal to 50% of the amount of the underpayment.
Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.
ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant's spouse in the form of a “qualified pre-retirement survivor annuity.” This is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the value of the Participant's Units as of the date of the Participant's death. In these cases, the spouse may waive the benefit in a form allowed by ERISA and relevant Federal regulations. Generally, it must be in a writing which is notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in Good Order, 50% of the value of the Participant's Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.
Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See “The Annuity Period—Available Forms of Annuity,” below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.
Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant's Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the required minimum distribution rules described below.
Until Pay-Out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.
20The Prudential Variable Contract Account-2

Discontinuance of Contributions
A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. In addition, any Participant may stop contributions made on his or her behalf.
We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 90 days' notice to the Contractholder.
If contributions on your behalf have been stopped, you may either keep your Units in VCA 2 or elect any of the options described under “Transfer Payments,” below.
Continuing Contributions Under New Employer
If you become employed by a new employer, and that employer is eligible to provide tax deferred annuities, you may be able to enter into a new agreement with your new employer which would allow you to continue to participate under the Contract. Under that agreement, the new employer would continue to make contributions under the Contract on your behalf. We can only accept contributions if we have entered into an information-sharing agreement or its functional equivalent, with your new employer or its agent.
Transfer Payments
Unless your Contract specifically provides otherwise, you can transfer all or some of your VCA 2 Units to a fixed dollar annuity contract issued under Prudential's Group Tax Deferred Annuity Program. To make a transfer, you need to provide us with a completed transfer request in a permitted form, including a properly authorized telephone or Internet transfer request (see below). There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you. Different procedures may apply if your Contract has a recordkeeper other than Prudential.
You may also make transfers into your VCA 2 account from a fixed dollar annuity contract issued under Prudential's Group Tax Deferred Annuity Program or from a similar group annuity contract issued by Prudential to another employer. Because your retirement arrangements or the contracts available under your arrangements may contain restrictions on transfers, you should consult those documents. For example, some contracts and retirement plans provide that amounts transferred to VCA 2 from the fixed dollar annuity may not be transferred within the following 90 days to an investment option deemed to be “competing” with the fixed dollar annuity contract. Prudential reserves the right to limit how many transfers you may make in any given period of time.
Processing Transfer Requests. On the day we receive your transfer request in Good Order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in the fixed-dollar annuity contract. The value of the Units redeemed will be determined by dividing the amount transferred by the Unit Value for that day for VCA 2.
Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer a Participant's Units in VCA 2 to a designated alternate funding agency. We will notify each Participant with Units of the Contractholder's request. A Participant may then choose to keep his or her Units in VCA 2 or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in VCA 2. If you choose to transfer your VCA 2 Units to the alternate funding agency, your VCA 2 account will be closed on the “transfer date” which will be the later to occur of:
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a date specified by the Contractholder, or
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90 days after Prudential receives the Contractholder's request.
At the same time, all of the VCA 2 Units of Participants who have elected to go into the alternate funding agency will be transferred to a liquidation account (after deducting the full annual administration charge for each Participant). Each month, beginning on the transfer date, a transfer will be made from the liquidation account to the alternate funding agency equal to the greater of:
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$2 million, or
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3% of the value of the liquidation account as of the transfer date.
When this happens, Units in the liquidation account will be canceled until there are no more Units.
Requests, Consents and Notices
The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com/online/retirement, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants. If electronic means are authorized, you will automatically be able to use them.
Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.
For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be authorized by you.
During times of extraordinary economic or market changes, telephone or other electronic and other instructions may be difficult to implement.
Some state retirement programs, or Contractholders, may not allow these privileges or allow them only in modified form.
Prudential Mutual Funds
We may offer certain Prudential mutual funds as an alternative investment vehicle for existing VCA 2 Contractholders. These funds, like VCA 2, are managed by PGIM Investments. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.
Exchanges. Prudential may also permit Participants to exchange some or all of their VCA 2 Units for shares of Prudential mutual funds. In addition, Prudential may allow Participants to exchange some or all of their shares in Prudential mutual funds for VCA 2 Units. Before deciding to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do not have the same features as the VCA 2 Contract.
Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change.
Annual Administration Fee. If a Participant exchanges all of his or her VCA 2 Units for shares in the Prudential mutual funds, the annual administration fee under the Contract may be deducted from the Participant's mutual fund account.
Taxes. Generally, there should be no adverse tax consequences if a Participant elects to exchange amounts in the Participant's current VCA 2 account(s) for shares of Prudential mutual funds or vice versa. Exchanges from a VCA 2 account to a Prudential mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a VCA 2 account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such
22The Prudential Variable Contract Account-2

transactions will not constitute taxable distributions. However, Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under VCA 2.
Discovery Select™ Group Retirement Annuity
Certain Participants may be offered an opportunity to exchange their VCA 2 Units for interests in Discovery Select Group Retirement Annuity (Discovery Select), which offers 21 different investment options. The investment options available through Discovery Select are described in the Discovery Select prospectus and include both Prudential and non-Prudential funds.
For those who are eligible, no charge will be imposed upon transfer into Discovery Select, however, Participants will become subject to the charges applicable under that annuity. Generally, there should be no adverse tax consequences if a Participant elects to exchange VCA 2 Units for interests in Discovery Select.
A copy of the Discovery Select prospectus can be obtained at no cost by calling 1-877-778-2100.
Modified Procedures
Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different procedures than those described in this prospectus. For example, they may require that transfer and withdrawal requests be sent to the recordkeeper rather than Prudential. For more information, please refer to your Contract documents.
ANNUITY PERIOD
Variable Annuity Payments
The annuity payments you receive under the Contract once you reach the income phase will depend on the following factors:
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the total value of your VCA 2 Units on the date the annuity begins,
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the taxes on annuity considerations as of the date the annuity begins,
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the schedule of annuity rates in the Contract, and
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the investment performance of VCA 2 after the annuity has begun.
The annuitant will receive the value of a fixed number of Annuity Units each month. Changes in the value of the Units, and thus the amount of the monthly payment, will reflect investment performance after the date on which the income phase begins.
Electing the Annuity Date and the Form of Annuity
If permitted under federal tax law and your Contract, you may use all or any part of your VCA 2 Units to purchase a variable annuity under the Contract. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you. You may also be able to purchase a fixed dollar annuity if you have a companion fixed dollar contract.
The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse's consent must be signed, and notarized or witnessed by an authorized plan representative.
If the dollar amount of your first monthly annuity payment is less than the minimum specified in the Contract, we may decide to make a withdrawal payment to you instead of an annuity payment. If we do so, all of the Units in your VCA 2 account will be withdrawn as of the date the annuity was to begin.
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Available Forms of Annuity
Option 1—Variable life annuity. If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. However, no payments will be made after you pass away. It is possible under this type of annuity to receive only one annuity payment. For this reason, this option is generally best for someone without dependents who wants higher income during his or her lifetime.
Option 2—Variable life annuity with payments certain. If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a minimum number of monthly payments that will be made—120 or 180—so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period.
Option 3—Variable joint and survivor annuity. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime. When you purchase this type of annuity you will be asked to set the percentage of the monthly payment—for example, 33%, 66% or 100%—you want paid to the contingent annuitant for the remainder of his or her lifetime.
Option 4—Variable annuity certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Options 1, 2 and 3, these payments will only be paid for 120 months. If you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period. If you outlive the specified time period, you will no longer receive any annuity payments. Because Prudential does not assume any mortality risk, no mortality risk charges are made in determining the annuity purchase rates for this option.
Option 5—Variable joint and survivor annuity with 120 payments certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime. Your contingent annuitant will receive monthly payments in the same amount as the monthly payments you have received for a period of 120 months. You also set the percentage of the monthly payment—for example, 33%, 66% or even 100%—you want paid to the contingent annuitant for the remainder of his or her lifetime the 120 month period.
If both you and the contingent annuitant pass away during the 120 month period, payments will be made to the properly designated beneficiary for the rest of that period.
If the dollar amount of the first monthly payment to a beneficiary is less than the minimum set in the Contract, or the beneficiary named under Options 2, 4 and 5 is not a natural person receiving payments in his or her own right, Prudential may elect to pay the commuted values of the unpaid payments certain in one sum.
With respect to benefits accruing after December 31, 1986, the duration of any period certain payments may not exceed the life expectancy of the Participant (or if there is a designated beneficiary, the joint life and last survivor expectancy of the Participant and the designated beneficiary as determined under Internal Revenue Service life expectancy tables). In addition, proposed Internal Revenue Service regulations limit the duration of any period certain payment and the maximum survivor benefit payable under a joint and survivor annuity.
Purchasing the Annuity
Once you have selected a type of annuity, you must submit to Prudential an election in a permitted written (or electronic) form that we will provide or give you access to on request. Unless you pick a later date, the annuity will begin on the first day of the second month after we have received your election in Good Order and you will receive your first annuity payment within one month after that.
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If it is necessary to withdraw all of your contributions in VCA 2 to purchase the annuity, the full annual administration fee will be charged. The remainder—less any applicable taxes on annuity considerations—will be applied to provide an annuity under which each monthly payment will be the value of a specified number of “Annuity Units.” The Annuity Unit Value is calculated as of the end of each month. The value is determined by multiplying the “annuity unit change factor” for the month by the Annuity Unit Value for the preceding month. The annuity unit change factor is calculated by:
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adding to 1.00 the rate of investment income earned, if any, after applicable taxes and the rate of asset value changes in VCA 2 during the period from the end of the preceding month to the end of the current month,
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then deducting the rate of the investment management fee for the number of days in the current month (computed at an effective annual rate of 0.125%),and
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dividing by the sum of 1.00 and the rate of interest for 1 1∕2 of a year, computed at the effective annual rate specified in the Contract as the “Assumed Investment Result” (see below).
Assumed Investment Result
To calculate your initial payment, we use an “annuity purchase rate.” This rate is based on several factors, including an assumed return on your investment in VCA 2. If VCA 2's actual investment performance is better than the assumed return, your monthly payment will be higher. On the other hand, if VCA 2's actual performance is not as good as the assumed return, your monthly payment will be lower.
Under each Contract, the Contractholder chooses the assumed return rate. This rate may be 3 1∕2%, 4%, 4 1∕2%, 5% or 5 1∕ 2%. The return rate selected by the Contractholder will apply to all Participants receiving annuities under the Contract.
The higher the assumed return rate, the greater the initial annuity payment will be. However, in reflecting the actual investment results of VCA 2, annuity payments with a lower assumed return rate will increase faster—or decrease slower—than annuity payments with a higher assumed return rate.
Schedule of Variable Annuity Purchase Rates
The annuity rate tables contained in the Contract show how much a monthly payment will be, based on a given amount. Prudential may change annuity purchase rates. However, no change will be made that would adversely affect the rights of anyone who purchased an annuity prior to the change unless we first receive their approval or we are required by law to make the change.
Deductions for Taxes on Annuity Considerations
Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in the Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment in the Contract to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities; however, the rates of those that do currently range from 0.5% to 3.5%.
OTHER INFORMATION
Assignment
The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.
Changes in the Contract
We have the right under the Contract to change the annual administration fee.
The Contract allows us to revise the annuity purchase rates from time to time as well as the mortality and expense risk fees. A Contract may also be changed at any time by agreement of the Contractholder and Prudential—however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.
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If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days' prior notice.
Reports
At least once a year, you will receive a report from us showing the number of your Units in VCA 2. You will also receive annual and semi-annual reports showing the financial condition of VCA 2.
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ADDITIONAL INFORMATION
SALE & DISTRIBUTION
Prudential Investment Management Services LLC (PIMS), 655 Broad Street, Newark, New Jersey 07102, acts as the distributor of the contracts. PIMS is a wholly owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA).
We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your purchase payments. From time to time, Prudential Financial or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential Financial or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential Financial-affiliated broker-dealers and independent broker-dealers. Prudential Financial and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with FINRA rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.
FEDERAL TAXATION
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change.
Tax-qualified Retirement Arrangements Using the Contracts
The Contract may be used with retirement programs governed by Internal Revenue Code Section 403(b) (Section 403(b) plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contract are complex and you are advised to consult a qualified tax adviser.
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Contributions. In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Visit www.irs.gov for the current year contribution limits. Contributions to a Roth 403(b), if offered by your employer, are not deductible.
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Earnings. Federal income tax is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal of such earnings.
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Distribution or Withdrawal. When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments under a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income. Furthermore, premature distributions or withdrawals may be restricted or subject to a 10 percent additional tax for early distribution. Participants contemplating a withdrawal should consult a qualified tax adviser. In addition, federal tax laws impose restrictions on withdrawals from Section 403(b) annuities. This limitation is discussed in the “Withdrawal of Contributions,” above. Qualified distributions from a Roth 403(b) account are federal income tax free. Withdrawals of contributions made to a Roth 403(b) account are never subject to income tax.
Minimum Distribution Rules. In general, distributions from a Section 403(b) plan that are attributable to benefits accruing after December 31, 1986 must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which you attain age 70  1∕2 (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 1∕2 after such date) or (2) you retire. Amounts accruing on or before December 31, 1986, while not generally subject to this minimum distribution requirement, may be required to be distributed by a certain age under other federal tax rules.
Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary. To the extent you elect to receive distributions as systematic withdrawals rather than under an annuity option, required minimum distributions during your lifetime must be made in accordance with a uniform distribution table set out in IRS regulations. Distributions to beneficiaries are also subject to minimum distribution rules.
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If you or your beneficiary does not meet the minimum distribution requirements, an excise tax applies.
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The information provided below applies to Owners who die after 2019. For Owner deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
If you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).
Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31st of the year after your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 18, and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
If you are an employee under a governmental plan, such as a section 403(b) plan of a public school, this law applies if you die after 2021.
If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
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In addition, the new post-death distribution requirements generally do not apply if the employee died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee who died prior to 2020.
Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse reaches age 70  1∕2 (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 1∕2 after such date) by transferring the remaining interest tax-free to your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Until withdrawn, amounts in a qualified annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Special Considerations Regarding Exchanges or Other Transactions Involving 403(b) Arrangements
IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.
In addition, in order to comply with the regulations, we will only process certain transactions (e.g., withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if the Participant requests one of these transactions we will not consider this request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.
Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a new self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
WITHHOLDING
Certain distributions from Section 403(b) plans, which are not directly rolled over or transferred to another eligible retirement plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (a) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; (b) distributions for a specified period of 10 years or more; (c) distributions required as minimum distributions; (d) hardship distributions; or (e) qualified birth or adoption distributions.
CARES ACT IMPACTS
In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. While most provisions applied only to 2020, certain items impact future years as well.
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Waiver of Required Minimum Distributions (RMDs) for 2020. The requirement to take minimum distributions from defined contribution plans and IRAs was waived for 2020. For deaths occurring before 2020, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year. The 1-year election rule for life expectancy payments by an eligible beneficiary is also extended by 1 year so that for a 2019 death, the election for a lifetime payout can be made by December 21, 2021.
Withdrawals from Employer Plans and IRAs, including Roth IRAs. Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs. The relief applies to such distributions made at any time on or after January 1, 2020 and before December 31, 2020 and permits recontribution of such distribution to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
Plan Loans. Relief is provided with respect to plan loans taken by any “qualified individual” (as defined by federal tax law) who is affected by the coronavirus in that the due date for any repayment on a loan that otherwise is due between March 27, 2020 (the date of enactment) and December 31, 2020, would be delayed for one year. This also would extend the maximum loan period (normally five years).
DEATH BENEFITS
In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable owner or beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
TAXES ON PRUDENTIAL
We will pay company income taxes on the taxable corporate earnings created by this Contract. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes, and we
30The Prudential Variable Contract Account-2

may charge for these taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Participants because (i) the Participants are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges paid under the Contract. We reserve the right to change these tax practices.
VOTING RIGHTS
VCA 2 may call meetings of persons having voting rights, just like mutual funds have shareholder meetings. Under most 403(b) plans, Participants have the right to vote. Under some plans, the Contractholder has the right to vote.
Meetings are not necessarily held every year. VCA 2 Participant meetings may be called to elect Committee Members, vote on amendments to the investment management agreement, and approve changes in fundamental investment policies. Under the Rules and Regulations of VCA 2, a meeting to elect Committee Members must be held if less than a majority of the Members of a Committee have been elected by Participants/Contractholders.
As a VCA 2 Participant/Contractholder, you are entitled to the number of votes that equals the total dollar amount of your Units. To the extent Prudential has invested its own money in VCA 2, it will be entitled to vote on the same basis as other Participants/Contractholders. Prudential's votes will be cast in the same proportion that the other Participants/Contractholders vote—for example, if 25% of the Participants/Contractholders who vote are in favor of a proposal, Prudential will cast 25% of its votes in favor of the proposal.
LITIGATION
Prudential is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industry in which we operate. Prudential is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
Prudential establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2020, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Prudential reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
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Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the ability of Prudential to meet its obligations under the Contract.
VCA 2 POLICIES
Disclosure of Portfolio Holdings
A description of VCA 2's policies and procedures with respect to the disclosure of VCA 2's portfolio securities is described in VCA 2's Statement of Additional Information.
Frequent Trading
VCA 2 seeks to prevent patterns of frequent purchases and redemptions of VCA 2 Units by Contractholders and Participants. Frequent purchases and sales of VCA 2 Units may adversely affect VCA 2’s performance and the interests of long-term investors. When a Contractholder or Participant engages in frequent or short-term trading, VCA 2 may have to sell portfolio securities to have the cash necessary to redeem Units. This can happen when it is not advantageous to sell any securities, so VCA 2's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because VCA 2 cannot predict how much cash it will have to invest. In addition, if VCA 2 is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, VCA 2 may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain Contractholders and Participants may cause dilution in the value of Units held by other Contractholders and Participants. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share or unit prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share or unit price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for an investor's frequent trading strategy.
VCA 2 does not knowingly accommodate or permit frequent trading, and the VCA 2 Committee has adopted policies and procedures designed to discourage or prevent frequent trading activities by Contractholders and Participants.
We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option (such as VCA 2) within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria.
In light of the risks posed by market timing/excessive trading to Participants and other investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by a fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading (your retirement plan may include investment options other than VCA 2 which are mutual funds or are other contracts that include underlying funds). In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
32The Prudential Variable Contract Account-2

■
Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.
■
Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contractholder's adoption of Prudential's Market Timing/ Excessive Trading policy, if otherwise required by the policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or facsimile for all investment options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.
The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping. In those cases, the Contractholder or a third party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors.
Contractholders and Participants seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of VCA 2 to prevent such trading, there is no guarantee that VCA 2 or Prudential will be able to identify these Contractholders and Participants or curtail their trading practices. VCA 2 does not have any arrangements intended to permit trading of its Units in contravention of the policies described above.
Service Providers
We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act. The entities engaged by us may change over time. As of December 31, 2020, non-affiliated entities that could be deemed service providers to separate accounts funding the Contracts consisted of the following:
■
Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717 and 1155 Long Island Ave., Edgewood, NY 11717.
■
Donnelley Financial Solutions (printing semi-annual and annual reports, supplements and prospectuses) located at located at 1905 Horseshoe Road, Lancaster PA 17602, 391 Steel Way, Lancaster PA 17601, and 215 County Avenue, Secaucus, NJ 07094.
■
EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507.
■
ExlService Philippines, Inc. (call center operations) located at 9th floor 2Quad Building, Cardinal Rosales Avenue, corner Sumilon Road, Cebu Business Park, Cebu City 6000 Philippines and 6F, One ECOM Center Mall of Asia Complex Harbor Drive Pasay City 1308 Manila Philippines and and ExlService South Africa (PTY) Ltd. located at 12th floor, Portside Building, Bree Street, Cape Town, South Africa 8001.
■
State Street Bank—Kansas City (custodian and fund accountant) located at 801 Pennsylvania, Kansas City, MO 64105.
■
Tata Consultancy Services Ltd. (administrative processing), located at TRIL IT4 - Malad-STP, Infinity IT Park, Gen. A. K. Vaidya Marg, Dindoshi, Malad - East, Mumbai – 400097 India.
With respect to certain retirement plans, Fidelity Investments Institutional Operations Company, Inc., located at 245 Summer Street, Boston, MA 02210 and Fidelity Brokerage Services LLC (collectively, “Fidelity”), located at 900 Salem Street, Smithfield, RI 02917, serves as agent of Prudential for purposes of accepting orders and also performs certain other services as agent of Prudential.
33

OTHER INFORMATION
A registration statement under the Securities Act of 1933 has been filed with the SEC with respect to the Contract. This prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC upon payment of the fees prescribed by the SEC.
For further information, you may also contact Prudential's office at the address or telephone number on the cover of this prospectus.
A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-877-778-2100.
34The Prudential Variable Contract Account-2

TABLE OF CONTENTS: STATEMENT OF ADDITIONAL INFORMATION
Table of Contents — Statement of Additional Information

Investment Management & Administration of VCA 2	3
Management & Advisory Arrangements	3
Fundamental Investment Restrictions Adopted by VCA 2	8
Non-Fundamental Investment Restrictions adopted by VCA 2	9
Investment Restrictions Imposed by State Law	9
Additional Information About Financial Futures Contracts	10
Additional Information About Options	12
Portfolio Turnover Rate	18
Portfolio Brokerage and Related Practices	18
Custody of Securities	19

The VCA 2 Committee and Officers	19
Management of VCA 2	19

Policies of VCA 2	30
Proxy Voting & Recordkeeping	30
Disclosure of Portfolio Holdings	33

Information About Prudential	35
Executive Officers and Directors of The Prudential Insurance Company of America	35

Sale of Group Variable Annuity Contracts	39
Information About Contract Sales	39

Financial Statements	40
Financial Statements of VCA 2 & Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries	40
35

FINANCIAL HIGHLIGHTS
Below are financial highlights for the years ended December 31, 2020, 2019, 2018, 2017 and 2016. The financial highlights for the year ended December 31, 2020 were derived from financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports on those financial statements were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by KPMG LLP, VCA 2’s prior independent registered public accounting firm. The information set out below should be read together with the financial statements and related notes that also appear in VCA 2's Annual Report which is available, at no charge, as described on the back cover of this prospectus.
	Year Ended December 31,
	2020	2019	2018	2017	2016
Investment Income	$1.6913	$1.6743	$ 14886	$1.1756	$1.1021
Expenses
Investment management fee	(0.1146)	(0.1045)	(0.1008)	(0.0883)	(0.0735)
Assuming mortality and expense risks	(0.3433)	(0.3132)	(0.3021)	(0.2647)	(0.2203)
Net Investment Income	1.2334	1.2566	1.0857	0.8266	0.8083
Net realized and unrealized gain (loss) on investment and foreign currency transactions.	15.6857	18.6403	(6.8449)	13.7979	3.1300
Net Increase (Decrease) in Accumulation Unit Value	16.9191	19.8969	(5.7592)	14.6205	3.9383
Accumulation Unit Value
Beginning of year	92.4577	72.5608	78.3200	63.6995	59.7612
End of year	109.3768	92.4577	72.5608	78.3200	63.6995
Total Return**	18.30%	27.39%	(7.35)%	22.95%	6.59%
Ratio of Expenses to Average Net Assets***	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets***	1.35%	1.51%	1.35%	1.16%	1.37%
Portfolio Turnover Rate	58%	48%	36%	48%	40%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	2,195	2,392	2,607	3,000	3,384
*
Calculated by accumulating the actual per unit amounts daily.
**
Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
***
These calculations exclude PICA’s equity in VCA-2.
The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.
36

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For More Information
Additional information about VCA 2 can be obtained upon request without charge and can be found in the following documents:
Statement of Additional Information (SAI) (incorporated by reference into this prospectus)
Annual Report (including a discussion of market conditions and strategies that significantly affected VCA 2's performance during the previous year)
Semi-Annual Report
To obtain these documents or to ask any questions about VCA 2: Call toll-free 1-877-778-2100 or Write to The Prudential Variable Contract Account 2 c/o Prudential Retirement Services, 30 Scranton Office Park, Scranton, PA 18507
You can also obtain copies of VCA 2 documents from the Securities and Exchange Commission website: www.sec.gov.
SEC File No. 811-01612

NOT01SU04305/2021

The Prudential Variable Contract Account-2
STATEMENT OF ADDITIONAL INFORMATION • May 1, 2021

Group tax-deferred variable annuity contracts issued through The Prudential Variable Contract Account-2 (VCA 2, the Fund, or the Account) are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Section 403(b) of the Internal Revenue Code of 1986, as amended. Contributions made on behalf of Participants are invested in VCA 2, a separate account primarily invested in common stocks.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2021 (the Prospectus), which is available without charge upon written request to The Prudential Insurance Company of America (Prudential), c/o Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507, or by telephoning 1-877-778–2100.

Table of Contents
3	INVESTMENT MANAGEMENT & ADMINISTRATION OF VCA 2
3	MANAGEMENT & ADVISORY ARRANGEMENTS
8	FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 2
9	NON-FUNDAMENTAL RESTRICTIONS ADOPTED BY VCA 2
9	INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW
10	ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS
12	ADDITIONAL INFORMATION ABOUT OPTIONS
18	PORTFOLIO TURNOVER RATE
18	PORTFOLIO BROKERAGE AND RELATED PRACTICES
19	CUSTODY OF SECURITIES
21	THE VCA 2 COMMITTEE AND OFFICERS
21	MANAGEMENT OF VCA 2
30	POLICIES OF VCA 2
30	PROXY VOTING & RECORDKEEPING
33	DISCLOSURE OF PORTFOLIO HOLDINGS
35	INFORMATION ABOUT PRUDENTIAL
39	SALE OF GROUP VARIABLE ANNUITY CONTRACTS
39	INFORMATION ABOUT CONTRACT SALES
40	FINANCIAL STATEMENTS
40	FINANCIAL STATEMENTS OF VCA 2 & statutory FINANCIAL STATEMENTS FOR THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

INVESTMENT MANAGEMENT & ADMINISTRATION OF VCA 2
MANAGEMENT & ADVISORY ARRANGEMENTS
The Manager of VCA 2 is PGIM Investments LLC (PGIM Investments or the Manager) (formerly known as Prudential Investments LLC), 655 Broad Street, Newark, New Jersey 07102. PGIM Investments serves as manager to all of the investment companies that, together with VCA 2, comprise the Prudential mutual funds. As of December 31, 2020, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $361.6 billion.
PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial).
Pursuant to a Management Agreement with VCA 2 (the Management Agreement), PGIM Investments, subject to the supervision of a committee of VCA 2 (the VCA 2 Committee) and in conformity with the stated policies of VCA 2, manages both the investment operations of VCA 2 and the composition of VCA 2's portfolio, including the purchase, retention, disposition and loan of securities and other assets. PGIM Investments is obligated to keep certain books and records of the Account in connection therewith. PGIM Investments has hired a subadviser to provide investment advisory services to VCA 2. PGIM Investments also administers VCA 2's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank & Trust Company, VCA 2's custodian (the Custodian). The management services of PGIM Investments to VCA 2 are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.
During the term of the Management Agreement for VCA 2, PGIM Investments bears the following expenses:
(a) the salaries and expenses of all VCA 2 Committee members, officers, and employees of VCA 2 and PGIM Investments,
(b) all expenses incurred by PGIM Investments in connection with managing the ordinary course of VCA 2's business, other than those assumed by VCA 2 herein,
(c) the costs and expenses payable to a Subadviser pursuant to a Subadvisory Agreement,
(d) the registration of VCA 2 and its shares of capital stock for the offer or sale under federal and state securities laws,
(e) the preparation, printing and distribution of prospectuses for VCA 2, and advertising and sales literature referring to VCA 2 for use and offering any security to the public,
(f) the preparation and distribution of reports and acts of VCA 2 required by and under federal and state securities laws,
(g) the legal and auditing services that may be required by VCA 2,
(h) the conduct of annual and special meetings of persons having voting rights, and
(i) the custodial and safekeeping services that may be required by VCA 2.
VCA 2 assumes and will pay the expenses described below:
(a) brokers' commissions, issue or transfer taxes and other charges and fees directly attributable to VCA 2 in connection with its securities and futures transactions,
(b) all taxes and corporate fees payable by VCA 2 to federal, state or other governmental agencies,
(c) the cost of fidelity, VCA 2 Committee members' and officers' and errors and omissions insurance,
(d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of VCA 2's business, and
(e) any expenses assumed by VCA 2 pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule12b-1 under the Investment Company Act of 1940, as amended (1940 Act, or Investment Company Act).

3

VCA 2 pays a fee to PGIM Investments for the services performed and the facilities furnished by PGIM Investments computed daily and payable monthly, at an annual rate of 0.125% of the average daily net assets of the Account. The table below sets forth the fees received by PGIM Investments from VCA 2 during the three most recent fiscal years.
The Management Agreement provides that the Manager shall not be liable to VCA 2 for any error of judgment by the Manager or for any loss sustained by VCA 2 except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
The Management Agreement provides that it shall terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either the Manager or VCA 2 (by the VCA 2 Committee members or vote of a majority of the outstanding voting securities of VCA 2, as defined in the Investment Company Act) upon not more than 60 days' nor less than 30 days' written notice.
PGIM Investments may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of VCA 2. Fee waivers and subsidies will increase VCA 2's total return. These voluntary waivers may be terminated at any time without notice.
PGIM Investments has entered into a Subadvisory Agreement with Jennison Associates LLC (Jennison). The Subadvisory Agreement provides that Jennison will furnish investment advisory services in connection with the management of VCA 2. In connection therewith, Jennison is obligated to keep certain books and records of VCA 2. PGIM Investments continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison's performance of those services. Pursuant to the Subadvisory Agreement, PGIM Investments compensates Jennison at an annual rate of 0.125% of the Fund's average daily net assets, which represents the entire management fee paid to PGIM Investments. The table below sets forth the subadvisory fee amounts received by Jennison from PGIM Investments for the three most recent fiscal years.
The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by VCA 2, or Jennison, upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.
Management & Subadvisory Fees Paid
	2020	2019	2018
Management Fees Paid to PGIM Investments	$263,343	$265,611	$291,319
Subadvisory Fees Paid to Jennison	$263,343	$265,611	$291,319
VCA 2 operates under a manager-of-managers structure. PGIM Investments is authorized to select (with approval of the VCA 2 Committee's independent members) one or more subadvisers to handle the actual day-to-day investment management of the Account. PGIM Investments monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the VCA 2 Committee as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that PGIM Investments will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PGIM Investments is also responsible for allocating assets among the subadvisers if the Account has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Account's assets, and PGIM Investments can change the allocations without VCA 2 Committee or shareholder approval. Participants will be notified of any new subadvisers or materially amended subadvisory agreements.
The manager-of-managers structure operates under an order issued by the Securities and Exchange Commission (SEC). The current order permits us to hire or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential. The current order imposes the following conditions:
1. PGIM Investments will provide general management and administrative services to VCA 2 (the Account) including overall supervisory responsibility for the general management and investment of the Account's securities portfolio, and, subject to review and approval by the Board, will (a) set the Account's overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate the Account's assets among its subadvisers in those cases where the Account has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Account's investment objectives, policies, and restrictions.

The Prudential Variable Contract Account-2 4

2. Before the Account may rely on the order, the operation of the Account in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Account whose public participants purchased units on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of units of such Account to the public.
3. The Account will furnish to participants all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in the Account's subadvisory agreement. The Account will meet this condition by providing participants with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), as amended, and Schedule14C thereunder. With respect to a newly retained subadviser, or a material change in a subadvisory agreement, this information statement will be provided to shareholders of the Account a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule14A under the Exchange Act.
4. The Account will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.
5. No VCA 2 Committee member or officer of the Account or director or officer of PGIM Investments will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such VCA 2 Committee member director or officer) any interest in any subadviser except for (i) ownership of interests in PGIM Investments or any entity that controls, is controlled by or is under common control with PGIM Investments, or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.
6. PGIM Investments will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Account or PGIM Investments other than by reason of serving a subadviser to the Account or other investment companies (an Affiliated Subadviser) without such agreement, including the compensation to be paid thereunder, being approved by the participants of the Account.
7. At all times, a majority of the members of the VCA 2 Committee will be persons each of whom is not an “interested person” of the Account as defined in Section 2(a)(19) of the Investment Company Act (Independent Members), and the nomination of new or additional Independent Members will be placed within the discretion of the then existing Independent Members.
8. When a subadviser change is proposed with an Affiliated Subadviser, the VCA 2 Committee, including a majority of the Independent Members, will make a separate finding, reflected in the Committee's minutes, that such change is in the best interests of the Account and its participants and does not involve a conflict of interest from which PGIM Investments or the Affiliated subadviser derives an inappropriate advantage. Prudential is responsible for the administrative and recordkeeping functions of VCA 2 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants' Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
A daily charge is made which is equal to an effective annual rate of 0.50% of the net asset value of VCA 2:  1∕2 (0.25%) of this charge is for assuming expense risks; ¼ (0.125%) of this charge is for assuming mortality risks; and ¼ (0.125%) is for investment management services. The table below sets forth the amounts received by Prudential from VCA 2 during the three most recent fiscal years for assuming mortality and expense risks.
There is also an annual administration charge made against each Participant's accumulation account in an amount which varies with each Contract but which is not more than $30 for any accounting year. The table below sets forth the amounts of annual account charges collected by Prudential from VCA 2 during the three most recent fiscal years.
No sales charge is deducted from contributions, meaning that the entire amount of a contribution is invested in VCA 2. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.
The VCA 2 Committee has adopted a Code of Ethics. In addition, PGIM Investments, Jennison and PIMS have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by VCA 2. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when VCA 2 is making such investments. These Codes of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be

5

obtained by calling the Commission at 202-551-8090. These Codes of Ethics are available on the EDGAR Database on the Commission's Internet site at www.sec.gov, and copies of these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, by writing the Commission's Public Reference Room, Washington, D.C. 20549-0102.
Mortality Risk Charges & Annual Administration Charges Paid
	2020	2019	2018
Mortality Risk Charges	$771,902	$779,914	$855,655
Annual Administration Charges	$3,658	$3,747	$7,338
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS. Set forth below is additional information concerning other accounts managed by Joseph C. Esposito, CFA, Rebecca Irwin, Warren N. Koontz, Jr., CFA, Natasha Kuhlkin, CFA Kathleen A. McCarragher and Spiros “Sig” Segalas, who are jointly and primarily responsible for the day-to-day management of VCA 2. Information furnished is as of December 31, 2020. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.
Information About Other Accounts Managed
	Registered Investment Companies (thousands)	Other Pooled Investment Vehicles (thousands)	Other Accounts (thousands)*	Ownership of VCA 2 Securities
Joseph C. Esposito, CFA	8/$5,473,557	1/$230,360	None	None
Rebecca Irwin	15/$25,751,125	6/$4,100,072	11/$1,904,387	None
Warren N. Koontz, Jr., CFA	9/$6,459,029	1/$230,360	None	None
Natasha Kuhlkin, CFA	16/$67,497,702	11/$6,591,695	21/$2,798,449	None
Kathleen A. McCarragher	20/$83,270,292 1/$12,034,547	8/$6,213,840	6/$1,112,986	None
Spiros “Sig” Segalas	12/$64,953,056	3/$1,475,480	2/$954,025	None
* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
As of December 31, 2020, the portfolio managers identified in the above table did not own any securities issued by VCA 2. The general public may not invest in VCA-2. Instead VCA-2 investments may be made only by participants under certain retirement arrangements.
JENNISON COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus.  Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional’s compensation.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio manager may include:

The Prudential Variable Contract Account-2 6

■
One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
■
The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
The qualitative factors reviewed for the portfolio managers may include:
■
The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
■
Qualitative factors such as teamwork and responsiveness;
■
Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and
Historical and long-term business potential of the product strategies.
POTENTIAL CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.
Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.

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Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.
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Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts and between wrap fee program sponsors.
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Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
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Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
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Jennison has adopted a code of ethics and policies relating to personal trading.
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Jennison has adopted a conflicts of interest policy and procedures.
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Jennison provides disclosure of these conflicts as described in its Form ADV brochure.
FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 2
In addition to the investment objective described in the Prospectus, the following investment restrictions are fundamental investment policies of VCA 2 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.
CONCENTRATION IN PARTICULAR INDUSTRIES. VCA 2 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA 2's total assets, more than 5% of VCA 2's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA 2's total assets (determined at the time of the investment) would be invested in a single industry.
For purposes of the fundamental investment restriction relating to concentration in particular industries, VCA 2 relies on the “industry” classification of the Global Industry Classification System (GICS), published by S&P, when applying this 25% limit.  VCA 2’s reliance on the classification system is not a fundamental policy of VCA 2 and, therefore, can be changed without the approval of persons having voting rights in VCA 2.
INVESTMENTS IN REAL ESTATE-RELATED SECURITIES. No purchase of or investment in real estate will be made for the account of VCA 2 except that VCA 2 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system (NASDAQ).
INVESTMENTS IN FINANCIAL FUTURES. No commodities or commodity contracts will be purchased or sold for the account of VCA 2 except that VCA 2 may purchase and sell financial futures contracts and related options.

The Prudential Variable Contract Account-2 8

LOANS. VCA 2 will not lend money, except that loans of up to 10% of the value of VCA 2's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be “loans” for this purpose and may be entered into or purchased by VCA 2 in accordance with its investment objectives and policies.
BORROWING. VCA 2 will not issue senior securities, borrow money or pledge its assets, except that VCA 2 may borrow from banks up to 33 1∕3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 2 may pledge up to 33 1∕3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.
MARGIN. VCA 2 will not purchase securities on margin (but VCA 2 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA 2 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.
UNDERWRITING OF SECURITIES. VCA 2 will not underwrite the securities of other issuers, except where VCA 2 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 2 is permitted to make.
CONTROL OR MANAGEMENT OF OTHER COMPANIES. No securities of any company will be acquired for VCA 2 for the purpose of exercising control or management thereof.
NON-FUNDAMENTAL RESTRICTIONS ADOPTED BY VCA 2
The VCA 2 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The VCA 2 Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 2.
INVESTMENTS IN OTHER INVESTMENT COMPANIES. Except as part of a merger, consolidation, acquisition or reorganization, VCA 2 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act and the rules and regulations thereunder; provided, however, that VCA 2 may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the SEC.
SHORT SALES. VCA 2 will not make short sales of securities or maintain a short position, except that VCA 2 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.
ILLIQUID SECURITIES. VCA 2 may not invest more than 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 2's net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investments determined not to be readily marketable. The 15% limit is applied as of the date VCA 2 purchases an illiquid security.
INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW
In addition to the investment objectives, policies and restrictions that VCA 2 has adopted, the Account must limit its investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, the Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:
1. The Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. “Institution” includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

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2. The stock of a corporation may not be purchased unless (i) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (ii) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.
3. Any common stock purchased must be (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of “over-the-counter” securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.
4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of the Account would be invested in the securities of such corporation.
The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA 2 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.
Important Note: Pursuant to permissions granted to VCA 2 by the New Jersey Department of Insurance, VCA 2 may invest in the following securities which would otherwise be impermissible investments for VCA 2 under New Jersey law:
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VCA 2 may invest up to 30% of its total assets in foreign securities traded on United States or Canadian exchanges, or traded on exchanges in foreign markets outside the United States and Canada as specifically identified by the New Jersey Department of Insurance.
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VCA 2 may invest in securities that do not otherwise meet the dividend or earnings requirements of New Jersey law in excess of the 5% limitation set forth above.
Investment limitations may also arise under the insurance laws and regulations of the other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Account.
ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS
As described in the Prospectus, VCA 2 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the Prospectus.
VCA 2 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the “initial margin.” Subsequent payments to and from the broker, called the “variation margin,” are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as “marking to the market.”
There are several risks associated with the use of futures contracts for hedging purposes. While VCA 2's hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA 2 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. Hedging transactions may reduce or eliminate gains or magnify losses if the market moves in an unanticipated manner.There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA 2's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.

The Prudential Variable Contract Account-2 10

There can be no assurance that a liquid market will exist at a time when VCA 2 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA 2 from liquidating an unfavorable position and VCA 2 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

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ADDITIONAL INFORMATION ABOUT OPTIONS
As described in the Prospectus, VCA 2 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the Prospectus.
In addition to those described in the Prospectus, options have other risks, primarily related to market fluctuation and liquidity. Unanticipated fluctuations in the financial markets could result in losses to VCA 2 on its options positions. Additionally, a position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA 2 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA 2 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA 2, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.
The purchase and sale of over-the-counter (OTC) options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA 2 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA 2 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA 2 originally wrote the OTC option. There can be no assurance that VCA 2 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA 2 may be unable to liquidate an OTC option.
OPTIONS ON EQUITY SECURITIES. VCA 2 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on NASDAQ, or that result from privately negotiated transactions with broker-dealers. A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.
VCA 2 will write only “covered” options on stocks. A call option is covered if: (1) VCA 2 owns the security underlying the option; (2) VCA 2 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) VCA 2 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA 2 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) VCA 2 deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2)VCA 2 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA 2 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

The Prudential Variable Contract Account-2 12

VCA 2 may also purchase “protective puts” (i.e., put options acquired for the purpose of protecting a VCA 2 security from a decline in market value). The loss to VCA 2 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA 2 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.
VCA 2 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.
VCA 2 may purchase call options for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.
If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.
OPTIONS ON DEBT SECURITIES. VCA 2 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.
VCA 2 will write only “covered” options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA 2 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.
VCA 2 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA 2 will also segregate or deposit for the benefit of VCA 2's broker cash or other liquid unencumbered assets equivalent to the amount, if any, by which the put is “in the money.” It is contemplated that VCA 2's use of straddles will be limited to 5% of VCA 2's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA 2's net assets at the time the straddle is written).
VCA 2 may purchase “protective puts” in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA 2 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA 2 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA 2 purchases a put option on an underlying security it owns.
VCA 2 may also purchase call options on debt securities for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.
VCA 2 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.
VCA 2 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.
OPTIONS ON STOCK INDICES. VCA 2 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or OTC options. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the multiplier). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

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VCA 2 will write only “covered” options on stock indices. A call option is covered if VCA 2 follows the segregation requirements set forth in this paragraph. When VCA 2 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. Government securities or other liquid unencumbered assets, or “qualified securities” (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA 2 has not written a stock call option and which has not been hedged by VCA 2 by the sale of stock index futures. When VCA 2 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. Government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA 2's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA 2 will so segregate, escrow, or pledge an amount in cash, U.S. Government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA 2 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government securities or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA 2's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.
A call option is also covered if VCA 2 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA 2 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.
A put option is covered if: (1) VCA 2 holds in a segregated account cash, U.S. Government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA 2 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA 2 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.
VCA 2 may purchase put and call options on stock indices for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. VCA 2 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.
The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA 2 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA 2. Price movements in VCA 2's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA 2 bears the risk that the price of the securities held by VCA 2 may not increase as much as the index. In such event, VCA 2 would bear a loss on the call which is not completely offset by movement in the price of VCA 2's equity securities. It is also possible that the index may rise when VCA 2's securities do not rise in value. If this occurred, VCA 2 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA 2 has written a call, there is also a risk that the market may decline between the time VCA 2 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA 2 is able to sell stocks in its portfolio. As with stock options, VCA 2 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA 2 would be able to deliver the underlying securities in settlement, VCA 2 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.
There are also certain special risks involved in purchasing put and call options on stock indices. If VCA 2 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA 2 will be required to pay the

The Prudential Variable Contract Account-2 14

difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although VCA 2 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.
OPTIONS ON FOREIGN CURRENCIES. VCA 2 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA 2's successful use of options on foreign currencies depends upon the investment manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.
OPTIONS ON FUTURES CONTRACTS. VCA 2 may enter into certain transactions involving options on futures contracts. VCA 2 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA 2 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.
Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 2 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 2 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 2.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA 2 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates. Forward contracts are individually negotiated and privately traded, so they are dependent on the creditworthiness of the counterparty and are subject to counterparty default risk.
VCA 2 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA 2 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
VCA 2's successful use of forward contracts depends upon the investment manager's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.
INTEREST RATE SWAP TRANSACTIONS. VCA 2 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 2 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same—to increase or decrease exposure to long- or short-term interest rates. For example, VCA 2 may enter

15

into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA 2 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.
The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, VCA 2's total return will be less than if the Account had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. There is also the risk that the counterparty will be unable to honor its financial obligations to VCA 2. Moreover, there is no guarantee that VCA 2 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
Certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of VCA 2 and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by VCA 2 to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in VCA 2 and its counterparties posting higher amounts for uncleared swaps.
LIBOR AND OTHER REFERENCE RATES. VCA 2’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, European Interbank Offer Rate (EURIBOR), Sterling Overnight Interbank Average Rate (SONIA), and other similar types of reference rates (Reference Rates). The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of a Reference Rate could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect VCA 2’s performance and/or NAV.
In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on VCA 2 or the financial instruments in which VCA 2 invests cannot yet be determined.
The Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of the Secured Overnight Financing Rate (SOFR), which is intended to be a broad measure of secured overnight US Treasury repurchase agreement rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018 with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
Markets are slowly developing in response to these new rates and transition planning is at a relatively early stage. It is expected that industry trade associations and market participants will focus on how the Reference Rates and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations, amendments or otherwise. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Because the usefulness of LIBOR as a Reference Rate may deteriorate during the transition period, these effects could materialize prior to the end of 2021. Nonetheless, the termination of Reference Rates, such as LIBOR, presents significant financial risks to VCA 2.
INFECTIOUS ILLNESS RISK. VCA 2 or the securities in which VCA 2 invests may be adversely affected by the spread of infectious illness or other public health issues like pandemics or epidemics. Such infectious illnesses or public health issues may have a greater adverse impact on emerging and less developed markets.
An outbreak of an infectious respiratory illness, the novel coronavirus disease (“COVID-19”), was first detected in 2019 and continues to spread globally. The COVID-19 pandemic and the related governmental and public responses have had, and may continue to have, an impact on VCA 2's investments and net asset value(s) and have led, and may continue to lead, to increased market volatility and the potential for illiquidity in certain classes of securities, sectors and markets.
Preventative or protective actions that governments may take with respect to COVID-19 or other pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Portfolio invests. Government intervention in markets may impact interest rates, market volatility and securities pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the

The Prudential Variable Contract Account-2 16

economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide. Such impacts may be short term or may last for an extended period of time. Other infectious illnesses that may arise in the future could have similar or other unforeseen effects
ILLIQUID INVESTMENTS. Pursuant to Rule 22e-4 under the 1940 Act, VCA 2 may not acquire any “illiquid investment” if, immediately after the acquisition, VCA 2 would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that VCA 2 reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain over-the-counter derivative instruments, and securities and other financial instruments that are not readily marketable, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are classified as liquid investments. VCA 2 has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the VCA 2 Committee has approved the designation of State Street Bank Trust Company to administer VCA 2’s liquidity risk management program and related procedures. The 15% limit is applied as of the date VCA 2 purchases an illiquid investment. It is possible that VCA 2’s holdings of illiquid investments could exceed the 15% limit as a result of, for example, market developments or redemptions.
VCA 2 may purchase certain restricted securities that can be resold to institutional investors and which may be classified as liquid pursuant to VCA 2’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.
Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of VCA 2’s assets in illiquid investments may restrict the ability of VCA 2 to dispose of its investments in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where VCA 2’s operations require cash, such as when VCA 2 has net redemptions, and could result in VCA 2 borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.
Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by VCA 2 or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by VCA 2 are required to be registered under the securities laws of one or more jurisdictions before being resold, VCA 2 may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, VCA 2 may obtain access to material non-public information, which may restrict VCA 2’s ability to conduct transactions in those securities.

17

PORTFOLIO TURNOVER RATE
VCA 2 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases or sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA 2 seeks long term growth of capital rather than short-term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. The rate of portfolio activity will normally affect the brokerage expenses of VCA 2.
The table below sets forth the annual portfolio turnover rate for VCA 2 for the three most recent fiscal years.
VCA 2 Portfolio Turnover Rate
	2020	2019	2018
	58%	48%	36%
PORTFOLIO BROKERAGE AND RELATED PRACTICES
VCA 2 has adopted a policy pursuant to which VCA 2 and its manager, subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling VCA 2 shares by directing brokerage transactions to that broker. VCA 2 has adopted procedures for the purpose of deterring and detecting any violations of the policy. This policy permits VCA 2, the Manager, and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interests of VCA 2 and is not influenced by considerations about the sale of VCA 2 shares.
In connection with decisions to buy and sell securities for VCA 2, brokers and dealers to effect the transactions must be selected and brokerage commissions, if any, negotiated. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by VCA 2. Fixed income securities, on the other hand, as well as equity securities traded in the over-the-counter market, will not normally incur any brokerage commissions. These securities are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.
In placing orders of securities transactions, primary consideration is given to obtaining the most favorable price and efficient execution. An attempt is made to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher commission than would otherwise be necessary for a particular transaction may be paid when to do so would appear to further the goal of obtaining the best available execution.
In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, PGIM Investments and Jennison review the allocation among brokers of orders for equity securities and the commissions that were paid.
When selecting a broker or dealer in connection with a transaction for VCA 2, consideration is given to whether the broker or dealer has furnished Jennison with certain services, provided this does not jeopardize the objective of obtaining the best price and execution. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. Jennison uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for VCA 2 may be used in connection with the execution of transactions for other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used in connection with investment management for VCA 2. Although Prudential's present policy is not to permit higher commissions to be paid for transactions for VCA 2 in order to secure research and statistical services from brokers or dealers, Prudential might in the future authorize the payment of higher commissions, but only with the prior concurrence of the VCA 2 Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all of the services that the broker or dealer provides.
When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives

The Prudential Variable Contract Account-2 18

and its current cash and investment positions. Because the various entities for which Prudential acts as investment manager or adviser have different investment objectives and strategies, from time to time a particular security may be purchased for one or more such entities while, at the same time, such security may be sold for another.
An affiliated broker may be employed to execute brokerage transactions on behalf of VCA 2 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During the three most recent fiscal years, no commissions were paid to any broker affiliated with Prudential. VCA 2 may not engage in any transactions in which Prudential or its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.
PGIM Investments and Jennison may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for VCA 2. The table below sets forth the amount of brokerage commissions paid by VCA 2 to various brokers in connection with securities transactions during the three most recent fiscal years.
Brokerage Commissions Paid by VCA 2
	2020	2019	2018
	$108,435	$108,852	$93,132
CUSTODY OF SECURITIES
CUSTODIAN. State Street Bank Trust Company, 127 W. 10th Street, Kansas City, MO 64105-1716 is custodian of VCA 2's assets and maintains certain books and records in connection therewith.
CYBER SECURITY RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, VCA 2 is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches, whether deliberate or unintentional, arising from VCA 2’s third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadvisers, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which VCA 2 invests, may cause significant disruptions in the business operations of VCA 2. Potential impacts may include, but are not limited to, potential financial losses for VCA 2 and the issuers’ securities, the inability of shareholders to conduct transactions with VCA 2, an inability of VCA 2 to calculate unit values, and disclosures of personal or confidential shareholder information.
In addition to direct impacts on participants, cyber security failures by VCA 2 and/or their service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to VCA 2, and reputational damage. VCA 2 may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. VCA 2 may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although VCA 2 and its service providers and subadvisers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, VCA 2 cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadvisers, and the issuers in which VCA 2 invests.

19

FOREIGN MARKET DISRUPTION AND GEOPOLITICAL RISKS. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent global outbreak of the novel coronavirus disease (“COVID-19”) or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets and may cause further long-term economic uncertainties in the United States and worldwide generally.

The Prudential Variable Contract Account-2 20

THE VCA 2 COMMITTEE AND OFFICERS
MANAGEMENT OF VCA 2
VCA 2 is managed by the VCA 2 Committee. The members of the VCA 2 Committee are elected by the persons having voting rights in respect of the VCA 2 Account. The affairs of the VCA 2 Account are conducted in accordance with the Rules and Regulations of the Account.
Information pertaining to the members of the VCA 2 Committee (hereafter referred to as “Board Members”) is set forth below. Board Members who are not deemed to be “interested persons” of VCA 2 as defined in the Investment Company Act of 1940, as amended (the Investment Company Act) are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of VCA 2 are referred to as “Interested Board Members.” “Fund Complex” consists of VCA 2 and any other investment companies managed by PGIM Investments. Information pertaining to the Officers of VCA 2 is also set forth below. VCA 2 is also referred to as the “Fund.”
Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95
President and Board Member, The Joyce
Foundation (charitable foundation) (since
2002); formerly Vice Chair, City Colleges of
Chicago (community college system)
(2011-2015); Trustee, National Park Foundation
(charitable foundation for national park system)
(2009-2018); Trustee, Economic Club of
Chicago (2009-2016); Trustee, Loyola University
(since 2018).
		None.	Since September 2013
Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95
Retired; formerly Managing Director (April
2008-May 2015) and Chief Investment Officer
(October 2008-November 2013) of Highmount
Capital LLC (registered investment adviser);
formerly Executive Vice President and Chief
Investment Officer (April 1993-August 2007) of
Bank of New York Company; President (May
2003-May 2007) of BNY Hamilton Family of
Mutual Funds.
		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008
Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95
President and Chief Executive Officer (since
March 1995) and formerly Chief Operating
Officer (December 1989-February 1995) of
Telemat Limited LLC (formerly, Telemat Ltd).
(management consulting); formerly Vice
President (January 1985-June 1989) at Morgan
Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real
estate) (since December 2009); Director of
Northern Trust Corporation (financial services)
(since April 2006); formerly, Director of Anixter
International, Inc. (communication products
distributor) (January 2006-June 2020).
Since March 2005
Barry H. Evans 1960 Board Member Portfolios Overseen: 94
Retired; formerly President (2005 – 2016),
Global Chief Operating Officer (2014– 2016),
Chief Investment Officer – Global Head of Fixed
Income (1998-2014), and various portfolio
manager roles (1986-2006), Manulife Asset
Management (asset management).

Formerly Director, Manulife Trust Company
(2011-2018); formerly Director, Manulife Asset
Management Limited (2015-2017); formerly
Chairman of the Board of Directors of Manulife
Asset Management U.S. (2005-2016); formerly
Chairman of the Board, Declaration Investment
Management and Research (2008-2016).
Since September 2017

21

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95
Retired; Executive Committee of the
Independent Directors Council (IDC) Board of
Governors (since October 2019); Member (since
November 2014) of the Governing Council of the
IDC (organization of independent mutual fund
directors); formerly President and Chief
Executive Officer (2005-2012), Senior Vice
President (2004-2005), Senior Vice President of
Sales and Marketing (1997-2004), and various
executive management positions (1990-1997),
John Hancock Funds, LLC (asset management);
Chairman, Investment Company Institute’s
Sales Force Marketing Committee (2003-2008).
		None.	Since September 2013
Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94
A. Barton Hepburn Professor Emerita of
Economics in the Faculty of Business, Columbia
Business School (since 2018); Visiting Professor
of Law, Stanford Law School (since 2015);
Visiting Fellow at the Hoover Institution,
Stanford University (since 2015); Sole Member,
ReidCourt LLC (since 2008) (a consulting firm);
formerly A. Barton Hepburn Professor of
Economics in the Faculty of Business, Columbia
Business School (1996-2017); formerly
Managing Director, Global Head of Alternative
Investment Strategies, Deutsche Bank
(2006-2008).

Independent Director, Roku, Inc. (since 2020)
(communication services); Independent Director,
Synnex Corporation (since 2019) (information
technology); formerly, Independent Director,
Kabbage, Inc. (2018-2020) (financial services);
formerly, Independent Director, Corporate
Capital Trust (2017-2018) (a business
development company).
Since September 2017
Brian K. Reid 1961 Board Member Portfolios Overseen: 94
Retired; formerly Chief Economist for the
Investment Company Institute
(ICI) (2005-2017); formerly Senior Economist
and Director of Industry and Financial Analysis
at the ICI (1998-2004); formerly Senior
Economist, Industry and Financial Analysis at
the ICI (1996-1998); formerly Staff Economist
at the Federal Reserve Board (1989-1996);
Director, ICI Mutual Insurance Company
(2012-2017).
		None.	Since March 2018
Grace C. Torres 1959 Board Member Portfolios Overseen: 94
Retired; formerly Treasurer and Principal
Financial and Accounting Officer of the PGIM
Funds, Target Funds, Advanced Series Trust,
Prudential Variable Contract Accounts and The
Prudential Series Fund (1998-June 2014);
Assistant Treasurer (March 1999-June 2014)
and Senior Vice President (September
1999-June 2014) of PGIM Investments LLC;
Assistant Treasurer (May 2003-June 2014) and
Vice President (June 2005-June 2014) of AST
Investment Services, Inc.; Senior Vice President
and Assistant Treasurer (May 2003-June 2014)
of Prudential Annuities Advisory Services, Inc.
		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

The Prudential Variable Contract Account-2 22

Interested Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94
President, Chief Executive Officer, Chief
Operating Officer and Officer in Charge of PGIM
Investments LLC (formerly known as Prudential
Investments LLC) (since January 2012); formerly
Executive Vice President of Jennison Associates
LLC and Head of Retail Distribution of PGIM
Investments LLC (June 2005-December 2011);
Investment Company Institute - Board of
Governors (since May 2012).
		None.	Since January 2012
Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95
Executive Vice President (since May 2009) of
PGIM Investments LLC; Vice President (since
June 2012) of Prudential Investment
Management Services LLC; Executive Vice
President (since September 2009) of AST
Investment Services, Inc.; Senior Vice President
of Product Development and Marketing, PGIM
Investments (since February 2006); formerly
Vice President of Product Development and
Product Management, PGIM Investments LLC
(2003-2006).
		None.	Since March 2010

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo 1974 Chief Legal Officer
Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief
Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco,
LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and
Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant
Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP
(1999-2004).
Since December 2005
Dino Capasso 1974 Chief Compliance Officer
Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July
2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund,
Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice
President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior
Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February
2012-December 2015) of Pacific Investment Management Company LLC.
Since July 2019
Andrew R. French 1962 Secretary
Vice President (since December 2018 - present) of PGIM Investments LLC; formerly, Vice President and
Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of
Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice
President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Since October 2006
Diana N. Huffman 1982 Assistant Secretary
Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant
Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP
(2009-2015).
Since March 2019
Melissa Gonzalez 1980 Assistant Secretary
Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant
Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March
2014-September 2018) of Prudential.
Since March 2020
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary
Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior
Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).
Since December 2020
Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

23

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer
Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly,
Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting
Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group
(2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).
Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019
Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer
Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management since
(since August 2019) of Prudential; formerly, Vice President and Head of Key Risk Areas Compliance (March
2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and head of Global Financial Crimes Unit
(April 2014 to March 2016) at MetLife.
Since April 2021
(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
Explanatory Notes to Tables:
■
Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
■
Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
■
There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■
“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
■
“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.
■
As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.
COMPENSATION OF BOARD MEMBERS AND OFFICERS. Pursuant to a management agreement, the Manager pays all compensation of VCA 2’s Officers and employees as well as the fees and expenses of all Independent and Interested Board Members.
The Manager pays each Independent Board Member annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.
Independent Board Members may defer receipt of their compensation pursuant to a deferred compensation agreement with each Account. Under the terms of the agreement, Prudential accrues deferred Board Members' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any PGIM Investments mutual fund chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. The obligation to make payments of deferred Board Members' compensation, together with interest thereon, is a general obligation of Prudential. VCA 2 does not have a retirement or pension plan for Board Members.
The following table sets forth the aggregate compensation paid by the Manager for VCA 2 for the most recently completed fiscal year to the Independent Board Members for service on the Board, and compensation paid to the Independent Board Members for service on the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are “interested persons” of VCA 2 (as defined in the 1940 Act) do not receive compensation from PGIM Investments-managed funds and therefore are not shown in the following table.

The Prudential Variable Contract Account-2 24

Name	Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year
Compensation Received by Independent Board Members
Ellen S. Alberding**	$1,560	None	None	$329,000 (33/95)*
Kevin J. Bannon	$1,520	None	None	$312,000 (33/95)*
Linda W. Bynoe	$1,560	None	None	$336,000 (33/95)*
Barry Evans**	$1,560	None	None	$331,000 (32/94)*
Keith F. Hartstein	$1,670	None	None	$410,000 (33/95)*
Laurie Simon Hodrick**	$1,530	None	None	$320,000 (32/94)*
Michael S. Hyland** †	$1,530	None	None	$316,000 (33/95)*
Brian Reid	$1,530	None	None	$320,000 (32/94)*
Grace C. Torres	$1,570	None	None	$338,000 (32/94)*
Explanatory Notes to Board Member Compensation Tables
* Compensation relates to portfolios that were in existence for any period during 2020. Number of funds and portfolios represent those in existence as of December 31, 2020, and excludes funds that have merged or liquidated during the year. Additionally, the number of funds and portfolios includes those which are approved as of December 31, 2020, but may commence operations after that date. No compensation is paid out from such funds/portfolios.
** Under the deferred fee agreement for the PGIM Investments-managed funds, certain Board Members have elected to defer all or part of their total compensation. The amount of compensation deferred during the calendar year ended December 31, 2020, amounted to $315,500, $317,450, $306,620 and $40,000 for Ms. Alberding, Mr. Evans, Ms. Hodrick and Mr. Hyland, respectively. Under the deferred fee arrangement, these amounts are deposited into a trust held for the benefit of participating Board Members and are not continuing obligations of the Fund.
†  Mr. Hyland retired from the Board effective as of December 31, 2020.
BOARD COMMITTEES. The Board has established three standing committees in connection with Fund governance—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee: The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.
The membership of the Audit Committee is set forth below:

Grace C. Torres (Chair)
Laurie Simon Hodrick
Brian K. Reid
Keith F. Hartstein (ex-officio)
Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Fund's website.
The membership of the Nominating and Governance Committee is set forth below:

Linda W. Bynoe (Chair)
Kevin J. Bannon

25

Ellen S. Alberding
Barry H. Evans
Keith F. Hartstein (ex-officio)
Investment Committees: The Board of each fund in the PGIM retail mutual funds complex has formed joint committees to review the performance of each Fund in the Fund Complex. The Gibraltar Investment Committee reviews the performance of each Fund that is subadvised by Jennison Associates LLC and QMA LLC. The Dryden Investment Committee reviews the performance of each Fund that is subadvised by PGIM Fixed Income, PGIM Real Estate (each of which is a business unit of PGIM, Inc.), PGIM Limited and PGIM Real Estate (UK) Limited. In addition, the Dryden Investment Committee reviews the performance of the closed-end funds. Each committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two committees.
The number of Gibraltar Investment Committee or Dryden Investment Committee meetings, as applicable, held during the Fund's most recently completed fiscal year is set forth in the table below.
The membership of the Gibraltar Investment Committee and the Dryden Investment Committee is set forth below:

Gibraltar Investment Committee
Ellen S. Alberding (Chair)
Kevin J. Bannon
Keith F. Hartstein (ex-officio)
Laurie Simon Hodrick
Brian K. Reid
Dryden Investment Committee
Barry H. Evans (Chair)
Linda W. Bynoe
Keith F. Hartstein (ex-officio)
Grace C. Torres
Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Nominating & Governance Committee	Gibraltar Investment Committee
7	5	4
LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD MEMBERS. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the Fund on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of ten members, eight of whom are Independent Board Members. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established three standing committees—Audit, Nominating and Governance, and Investment—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Board Member's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member's ability to perform his or her duties effectively may have been attained through a Board Member's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Fund, other funds in the Fund

The Prudential Variable Contract Account-2 26

Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.
Ellen S. Alberding. Ms. Alberding joined the Board of the Fund and other funds in the Fund Complex in 2013. Ms. Alberding has over 30 years of experience in the non-profit sector, including over 20 years as the president of a charitable foundation, where she oversees multiple investment managers. Ms. Alberding also served as a Trustee of the Aon Funds from 2000 to 2003.
Kevin J. Bannon. Mr. Bannon joined the Board of the Fund and other funds in the Fund Complex in 2008. Mr. Bannon has held senior executive positions in the financial services industry, including serving as a senior executive of asset management firms, for over 25 years.
Linda W. Bynoe. Ms. Bynoe has been a Board Member of the Fund and other funds in the Fund Complex since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 20 years, has over 30 years of experience as a management consultant and serves as a Director of financial services and other complex global corporations.
Barry H. Evans. Mr. Evans joined the Board of the Fund and other funds in the Fund Complex in 2017. Mr. Evans has held senior executive positions and various portfolio manager roles in an asset management firm for thirty years.
Keith F. Hartstein. Mr. Hartstein joined the Board of the Fund and other funds in the Fund Complex in 2013. Mr. Hartstein has worked in the asset management industry for 30 years and served as a senior executive in an asset management firm.
Laurie Simon Hodrick. Ms. Hodrick joined the Board of the Fund and other funds in the Fund Complex in 2017. Ms. Hodrick brings 30 years of experience as a finance academic, practitioner, and consultant.
Brian K. Reid. Mr. Reid joined the Board of the Fund and the other funds in the Fund Complex in 2018.  Mr. Reid has more than 30 years of experience in economics and related fields, including serving as Chief Economist for the Investment Company Institute (ICI) for 13 years.
Grace C. Torres. Ms. Torres joined the Board of the Fund and other funds in the Fund Complex in 2014. Ms. Torres formerly served as Treasurer and Principal Financial and Accounting Officer for the Fund and other funds in the Fund Complex for 16 years and held senior positions with the Manager from 1999 to 2014. In addition, Ms. Torres is a certified public accountant (CPA).
Stuart S. Parker. Mr. Parker, who has served as an Interested Board Member and President of the Fund and the other funds in the Fund Complex since 2012, is President, Chief Operating Officer and Officer-in-Charge of PGIM Investments and several of its affiliates that provide services to the Fund and has held senior positions in PGIM Investments since 2005.
Scott E. Benjamin. Mr. Benjamin, an Interested Board Member of the Fund and other funds in the Fund Complex since 2010, has served as a Vice President of the Fund and other funds in the Fund Complex since 2009 and has held senior positions in PGIM Investments since 2003.
Specific details about each Board Member's professional experience appear in the professional biography tables, above.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, illiquidity risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, subadvisers, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.
Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the

27

Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board (Keith Hartstein) or the Chair of the Nominating and Governance Committee (Linda W. Bynoe), in either case in care of the specified Fund(s), at 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4410. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential (the parent company of the Fund's Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Share Ownership. Information relating to each Board Member's Fund share ownership and in all registered funds in the PGIM Investments-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.
The following table sets forth the dollar range of VCA 2 securities held by each Board Member as of December 31, 2020. The table also includes the aggregate dollar range of securities held by each Board Member in all funds in the Fund Complex overseen by that Board Member as of December 31, 2020.
Securities Owned by VCA 2 Committee Members
Name	Dollar Range of VCA 2 Securities	Aggregate Dollar Range of All Securities*
Independent Committee Members
Ellen S. Alberding	None	Over $100,000
Kevin J. Bannon	None	Over $100,000
Linda W. Bynoe	None	Over $100,000
Barry H. Evans	None	Over $100,000
Keith F. Hartstein	None	Over $100,000
Laurie Simon Hodrick	None	Over $100,000
Michael S. Hyland, CFA †	None	Over $100,000
Brian K. Reid	None	Over $100,000
Grace C. Torres	None	Over $100,000
Interested Committee Members
Stuart S. Parker	None	Over $100,000
Scott E. Benjamin	None	Over $100,000
Notes to Committee Member Share Ownership Table
*Aggregate Dollar Range of All Securities“ identifies the total dollar range of all securities in all registered investment companies overseen by Committee Member in the Fund Complex.
† Michael S. Hyland retired from the Board effective as of December 31, 2020.

The Prudential Variable Contract Account-2 28

The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Committee Member, and his/her immediate family members, in an investment adviser or principal underwriter of VCA 2 or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of VCA 2 as of December 31, 2020.
Ownership of Other Securities by VCA 2 Committee Members
Name	Name of Owners & Relationship to Member	Company	Title of Class	Value of Securities	Percent of Class
Ellen S. Alberding	None	None	None	None	None
Kevin J. Bannon	None	None	None	None	None
Linda W. Bynoe	None	None	None	None	None
Barry H. Evans	None	None	None	None	None
Keith F. Hartstein	None	None	None	None	None
Laurie Simon Hodrick	None	None	None	None	None
Michael S. Hyland, CFA	None	None	None	None	None
Brian K. Reid	None	None	None	None	None
Grace C. Torres	None	None	None	None	None

29

POLICIES OF VCA 2
PROXY VOTING & RECORDKEEPING
The VCA 2 Committee has delegated to VCA 2's investment manager, PGIM Investments, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to VCA 2. VCA 2 authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the VCA 2 Committee, including any Committee thereof established for that purpose.
The Manager and the VCA 2 Committee view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for VCA 2. Consistent with this goal, the VCA 2 Committee views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the VCA 2 Committee maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between VCA 2 and the Manager or its affiliates.
The Manager delegates to VCA 2's subadviser the responsibility for voting proxies. The subadviser is expected to identify and seek to obtain the optimal benefit for VCA 2, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of VCA 2 and to delineate procedures to be followed when a proxy vote presents a conflict between the interests of VCA 2 and the interests of the subadviser or its affiliates. The Manager expects that the subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the subadviser will deliver to the Manager, or its appointed vendor, information required for the filing of Form N-PX with the Securities and Exchange Commission.
Information regarding how VCA 2 voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the Commission's website at www.sec.gov and is also available at www.pgiminvestments.com. A summary of the voting policy of the subadviser to VCA 2, Jennison Associates LLC, follows.
JENNISON ASSOCIATES LLC
Proxy Voting Policy and Procedures
I.
Policy
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.
Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.
II.
Procedures
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.

The Prudential Variable Contract Account-2 30

The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client-Specific Voting Mandates
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.
The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
■
Jennison managing the pension plan of the issuer.
■
Jennison or its affiliates have a material business relationship with the issuer.
■
Jennison investment professionals who are related to a person who is senior management or a director at a public company.
■
Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.
If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.

31

In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form N-PX.
III.
Internal Controls
Supervisory Notification
The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
■
Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
■
Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
■
Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
■
Review all Guideline overrides.
■
Review quarterly voting metrics and analysis published by the Proxy Team.
■
Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services. The Committee will consider the following factors while conducting their review:
■
Accuracy and completeness of research reports, engagement with issuers, potential conflicts of interest and overall administration of Jennison’s proxy voting recommendations.
IV.
Escalating Concerns
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V.
Discipline and Sanctions

The Prudential Variable Contract Account-2 32

All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.
Revised May 31, 2020
DISCLOSURE OF PORTFOLIO HOLDINGS
VCA 2's portfolio holdings are made public, as required by law, in VCA 2's annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, VCA 2's complete holdings are disclosed to the SEC monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of VCA 2's fiscal quarter.
When authorized by VCA 2's Chief Compliance Officer and an officer of VCA 2, portfolio holdings information may be disseminated more frequently or at different periods than those described above to intermediaries that distribute VCA 2's shares, third-party providers of auditing, custody, proxy voting and other services for VCA 2, rating and ranking organizations, and certain affiliated persons of VCA 2, as described below. The procedures used to determine eligibility are set forth below:
PROCEDURES FOR RELEASE OF PORTFOLIO HOLDINGS INFORMATION:
1. A request for release of VCA 2's holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release and frequency (e.g., level of detail staleness). Such request shall address whether there are any conflicts of interest between VCA 2 and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interests of the shareholders of VCA 2.
2. The request shall be forwarded to the Chief Compliance Officer of VCA 2, or his delegate, for review and approval.
3. A confidentiality agreement in the form approved by an officer of VCA 2 must be executed with the recipient of the holdings information.
4. An officer of VCA 2 shall approve the release agreement. Copies of the release and agreement shall be sent to PGIM Investments’ law department.
5. Written notification of the approval shall be sent by such officer to the PGIM Investments Fund Administration Department to arrange the release of holdings information.
6. The PGIM Investments Fund Administration Department shall arrange for the release of holdings information by the Custodian Banks.
As of the date of this Statement of Additional Information, VCA 2 will provide:
1. Traditional External Recipients/Vendors
■
Full holdings on a daily basis to Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day.
■
Full holdings on a daily basis to VCA 2's subadviser, custodian, sub-custodian (if any) and Accounting Agents at the end of each day.
■
Full holdings to VCA 2's independent registered public accounting firm as soon as practicable following VCA 2's fiscal year-end or on an as-needed basis.
■
Full holdings to financial printers as soon as practicable following the end of VCA 2's quarterly, semi and annual period-ends.
2. Analytical Service Providers
■
All VCA 2 trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end.
■
Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day.
■
Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by VCA 2's Chief Compliance Officer and the PGIM Investments Law Department on an annual basis.

33

In addition, certain authorized employees of PGIM Investments receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PGIM Investments employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
The VCA 2 Committee has approved PGIM Investment's Policy for the Dissemination of Portfolio Holdings. The Committee shall, on a quarterly basis, receive a report from PGIM Investments detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Committee has delegated oversight of VCA 2's disclosure of portfolio holdings to the Chief Compliance Officer.
Arrangements pursuant to which VCA 2 discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.
There can be no assurance that VCA 2's policies and procedures on portfolio holdings information will protect VCA 2 from the potential misuse of such information by individuals or entities that come into possession of the information.

The Prudential Variable Contract Account-2 34

INFORMATION ABOUT PRUDENTIAL
EXECUTIVE OFFICERS AND DIRECTORS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
The following is biographical information for the executive officers and directors of The Prudential Insurance Company of America:
EXECUTIVE OFFICERS:
Charles F. Lowrey (date of birth: 1/20/1958) was elected Chairman of Prudential Financial in April 2019 and Chief Executive Officer, President and Director of Prudential Financial and Prudential Insurance in December 2018. Previously, he served as Executive Vice President and Chief Operating Officer, International Businesses, of Prudential Financial and Prudential Insurance from March 2014 to November 2018. He served as Executive Vice President and Chief Operating Officer, U.S. Businesses, of Prudential Financial and Prudential Insurance from February 2011 to March 2014. He also served as Chief Executive Officer and President of Prudential Investment Management, Inc. from January 2008 to February 2011; and as Chief Executive Officer of Prudential Real Estate Investors (“PREI”) (now known as PGIM Real Estate), our real estate investment management and advisory business, from February 2002 to January 2008. He joined the Company in March 2001, after serving as a managing director and Head of the Americas for J.P. Morgan’s Real Estate and Lodging Investment Banking group, where he began his investment banking career in 1988. He also spent four years as a managing partner of an architecture and development firm he founded in New York City.
Robert M. Falzon (date of birth: 4/11/1959) was elected Director of Prudential Financial in August 2019 and has served as Vice Chair of Prudential Financial and Prudential Insurance since December 2018. Previously, he served as Executive Vice President and Chief Financial Officer of Prudential Financial and Prudential Insurance from March 2013 to November 2018. Mr. Falzon has been with Prudential since 1983, serving in various positions. He served as Senior Vice President and Treasurer of Prudential Financial and Prudential Insurance from 2010 to 2013. Previously he had been a managing director at PREI, Head of PREI’s Global Merchant Banking Group and Chief Executive Officer of its European business; a managing director at Prudential Securities; and regional vice president at Prudential Capital Group (now known as PGIM Private Capital).
Ann M. Kappler (date of birth: 12/24/1958) was elected Executive Vice President and General Counsel for Prudential Financial and Prudential Insurance in September 2020. She served as Senior Vice President, Deputy General Counsel and Head of External Affairs from 2015 to 2020. She had served in various supervisory positions since 2009, including Deputy General Counsel and Head of External Affairs from 2014 to 2015, Chief Legal Officer for Litigation and Regulation from 2012 to 2014 and Chief Legal Officer for Corporate Services from 2009 to 2012. Prior to joining Prudential in 2009, she was a Partner at Wilmer Cutler Pickering Hale and Dorr, General Counsel at Fannie Mae, and a Litigation Partner at Jenner & Block. She started her career as a Judicial Law Clerk at the U.S. Supreme Court and the U.S. Court of Appeals, D.C. Circuit.
Kenneth Y. Tanji (date of birth: 2/25/1966) was elected Executive Vice President and Chief Financial Officer of Prudential Financial and Prudential Insurance in December 2018. Prior to this role, he was Senior Vice President and Treasurer of Prudential Financial and Prudential Insurance from March 2013 to November 2018. In 2013, he served as Chief Financial Officer of Prudential’s International Businesses. Previously, he was Senior Financial Officer of Prudential Annuities and was Prudential’s business representative for its retail brokerage joint venture with Wachovia Securities from 2003 through 2009. He also served as Vice President of Finance for Prudential’s asset management business and held various positions with Prudential Securities’ Private Client and Debt Capital Markets Groups. Mr. Tanji joined Prudential in 1988.
Scott G. Sleyster (date of birth: 1/31/1960) was elected Executive Vice President and Head of International Businesses of Prudential Financial and Prudential Insurance in December 2018. Previously, he served as Senior Vice President and Chief Investment Officer of Prudential Financial and Prudential Insurance. Mr. Sleyster has been with Prudential since 1987, serving in a variety of positions, including Head of Prudential’s Full Service Retirement business, President of Prudential’s Guaranteed Products business, Chief Financial Officer for Prudential’s Employee Benefits Division, and has held roles in Prudential’s Treasury, Derivatives and Investment Management units.
Andrew F. Sullivan (date of birth: 6/20/1970) was elected Executive Vice President and Head of U.S. Businesses in December 2019. Prior to his current role, he served as CEO of Prudential’s Workplace Solutions Group, which consists of Prudential Retirement and Prudential Group Insurance. Before joining Prudential in 2011, he served as Senior Vice President at CareFirst BlueCross BlueShield. Previously, he spent eight years at Cigna where he held of a number of senior leadership positions. He also held management roles at Diamond Technology Partners and DaimlerChrysler.

35

Lucien A. Alziari (date of birth: 9/6/1959) is Executive Vice President and Chief Human Resources Officer for Prudential Financial and Prudential Insurance. Starting in June 2017, he served as Senior Vice President and Chief Human Resources Officer for Prudential Financial and Prudential Insurance. From 2012 to 2017, Mr. Alziari served as Executive Vice President and Chief Human Resources Officer of A.P. Moller-Maersk. From 2004 to 2012, he was the Chief Human Resources Officer and Head of Corporate Responsibility for Avon Products, Inc. Prior to Avon Products, Inc., Mr. Alziari held roles with Mars Confectionary in the United Kingdom and PepsiCo Inc. in New York, Vienna and Dubai.
Stacey Goodman (date of birth: 10/16/1962) was elected Executive Vice President and Chief Information Officer of Prudential Financial and Prudential Insurance in July 2019. Previously, she served as the Chief Information Officer at Freddie Mac, where she was responsible for the technology division, and served as a member of the Senior Operating Committee. Prior to Freddie Mac, Ms. Goodman was Executive Vice President and Chief Information and Operations Officer for CIT Group, Inc., where she was a member of the Executive Management Committee. Previously, Ms. Goodman was the Divisional Chief Information Officer of Global Technology and Operations at Bank of America. She also held global leadership positions at UBS and PaineWebber. Ms. Goodman began her career at Salomon Brothers.
Candace J. Woods (date of birth: 1/16/1961) was elected Senior Vice President and Chief Actuary of Prudential Financial and Prudential Insurance in November 2017. Prior to her current role, Ms. Woods served as Vice President and Chief Actuary for the Actuarial Center of Excellence within Prudential Insurance. Also, Ms. Woods served as Vice President and Actuary from 2012 to 2013 and Vice President and Chief Actuary from 2013 to 2017 for Prudential’s International Businesses. From 2010 to 2012, Ms. Woods was Vice President and Actuary in Corporate Actuarial, and the appointed actuary for Pruco Life Insurance Company and Pruco Reinsurance. Ms. Woods joined Prudential in 1982.
Nicholas C. Silitch (date of birth: 11/8/1961) was elected Senior Vice President and Chief Risk Officer of Prudential Financial and Prudential Insurance in May 2012. He is Chairman of the organization’s Enterprise Risk Committee. He joined Prudential in 2010 as Chief Credit Officer and Head of Investment Risk Management. Prior to joining Prudential, Mr. Silitch held the position of Chief Risk Officer of the Alternative Investment Services, Broker Dealer Services and Pershing businesses within Bank of New York Mellon.
Timothy L. Schmidt (date of birth: 1/13/1959) was elected Senior Vice President and Chief Investment Officer of Prudential Financial and Prudential Insurance in December 2018. He chairs the Senior Asset Liability Committee and serves as Prudential’s representative to the Institute of International Finance’s Committee on Asset and Investment Management. Previously, he was the Head of Global Portfolio Management for Prudential from 2012 to 2018 and he was responsible for the overall asset/liability management for Prudential’s Retirement and Group Insurance businesses from 2010 to 2012. Prior to joining Prudential in July 2010, he served as Chief Financial Officer for MetLife’s Individual Business and had headed MetLife’s Wealth Strategy Group. Earlier in his 25-year tenure at MetLife, Schmidt held various positions in the investment organization, including Head of MetLife’s Portfolio Management Unit, as well as its Structured Finance and Government Securities unit.
DIRECTORS:
Thomas J. Baltimore, Jr. (date of birth: 8/23/1963) has been the Chairman, President and CEO of Park Hotels & Resorts, Inc. (a NYSE-listed lodging real estate investment trust) since January 2017. Between May 2016 and January 2017, Mr. Baltimore was the President and CEO of the planned Hilton Real Estate Investment Trust. Previously, he was President and CEO of RLJ Lodging Trust (a NYSE-listed real estate investment company) from May 2011 to May 2016. He served as Co-Founder and President of RLJ Development, LLC (RLJ Lodging’s predecessor company) from 2000 to May 2011. He served as VP, Gaming Acquisitions, of Hilton Hotels Corporation from 1997 to 1998 and later as VP, Development and Finance, from 1999 to 2000. He also served in various management positions with Host Marriott Services, including VP, Business Development, from 1994 to 1996.
Gilbert F. Casellas (date of birth: 8/2/1952) served as the Chairman of OMNITRU (a consulting and investment firm) from 2011 to 2017. He was the VP, Corporate Responsibility, of Dell Inc. (a global computer manufacturer) from 2007 to 2010. He served as a Member of Mintz Levin Cohn Ferris Glovsky & Popeo, PC from June 2005 to October 2007. He served as President of Casellas & Associates, LLC (a consulting firm) from 2001 to 2005. During 2001, he served as President and CEO of Q-linx, Inc. and served as the President and COO of The Swarthmore Group, Inc. from January 1999 to December 2000. Mr. Casellas served as Chairman, U.S. EEOC from 1994 to 1998 and General Counsel, U.S. Department of the Air Force, from 1993 to 1994.
Robert M. Falzon (date of birth: 4/11/1959) was elected Director of Prudential Financial in August 2019 and has served as Vice Chair of Prudential Financial and Prudential Insurance since December 2018. Previously, he served as Executive Vice President and Chief Financial Officer of Prudential Financial and Prudential Insurance from March 2013 to November 2018. Mr. Falzon has been with Prudential since 1983, serving in various positions. He served as Senior Vice President and Treasurer of Prudential Financial and

The Prudential Variable Contract Account-2 36

Prudential Insurance from 2010 to 2013. Previously he had been a managing director at PREI, Head of PREI’s Global Merchant Banking Group and Chief Executive Officer of its European business; a managing director at Prudential Securities; and regional vice president at Prudential Capital Group (now known as PGIM Private Capital.
Martina Hund-Mejean (date of birth: 5/29/1960) served as the CFO and a member of the Management Committee at MasterCard Worldwide (a technology company in the global payments industry) from 2007 to 2019. Ms. Hund-Mejean served as Senior Vice President (SVP) and Corporate Treasurer at Tyco International Ltd. from 2003 to 2007; SVP and Treasurer at Lucent Technologies from 2000 to 2002; and held management positions at General Motors Company from 1988 to 2000. Ms. Hund-Mejean began her career as a credit analyst at Dow Chemical in Frankfurt, Germany.
Wendy E. Jones (date of birth: 11/18/1965) served as SVP, Global Operations at eBay, Inc. (a multi-national e-commerce corporation) from October 2016 to December 2020, and was responsible for eBay’s customer service, risk, trust, payment operations and workplace resources functions around the world. During that time, Ms. Jones also served as Chair of eBay’s Operating Committee, which manages the firm’s intersection of product and business teams and oversees the development and execution of the company’s annual business roadmap. Prior to that time, she served in various other leadership positions and focused much of her career on eBay’s global presence, including launching eBay in markets such as Brazil, Russia and Mexico and spearheading eBay’s cross-border trade efforts. Prior to joining eBay, Ms. Jones worked at State Street Bank, Land Rover NA, and for iSKY, Inc., in various leadership roles.
Karl J. Krapek (date of birth: 12/5/1948) served as the President and COO of United Technologies Corporation (UTC) from 1999 until his retirement in January 2002. Prior to that time, Mr. Krapek held other management positions at UTC, which he joined in 1982. Mr. Krapek is also the co-founder of The Keystone Companies, which was founded in 2002 and develops residential and commercial real estate.
Peter R. Lighte (date of birth: 1/14/1949) served as the Vice Chairman, J.P. Morgan Corporate Bank, China (a global financial services company), from 2010 to 2014, and the founding Chairman of J.P. Morgan Chase Bank China, from 2007 to 2010. Prior to that, he headed the Company’s International Client Coverage for Treasury and Securities Services in J.P. Morgan’s European Global Operating Services Division and was instrumental in re-establishing its corporate bank in London. Mr. Lighte previously served as the President of Chase Trust Bank in Tokyo from 2000 to 2002. He was also the founding representative in Beijing of Manufacturers Hanover Trust Company. Mr. Lighte has also taught at several academic institutions, including Middlebury College and the University of Santa Clara.
Charles F. Lowrey (date of birth: 1/20/1958) was elected Chairman of Prudential Financial in April 2019 and Chief Executive Officer, President and Director of Prudential Financial and Prudential Insurance in December 2018. Previously, he served as Executive Vice President and Chief Operating Officer, International Businesses, of Prudential Financial and Prudential Insurance from March 2014 to November 2018. He served as Executive Vice President and Chief Operating Officer, U.S. Businesses, of Prudential Financial and Prudential Insurance from February 2011 to March 2014. He also served as Chief Executive Officer and President of Prudential Investment Management, Inc. from January 2008 to February 2011.and as Chief Executive Officer of Prudential Real Estate Investors (“PREI”) (now known as PGIM Real Estate), our real estate investment management and advisory business from February 2002 to January 2008. He joined the Company in March 2001, after serving as a managing director and Head of the Americas for J.P. Morgan’s Real Estate and Lodging Investment Banking group, where he began his investment banking career in 1988. He also spent four years as a managing partner of an architecture and development firm he founded in New York City.
George Paz (date of birth: 8/27/1955) was Non-Executive Chairman of Express Scripts Holding Company (Express Scripts), a prescription benefit management company, from May 2016 to December 2018 and served as the Chairman and CEO of Express Scripts from May 2006 to May 2016 after being appointed CEO in April 2005. Mr. Paz also served as the President of Express Scripts from October 2003 to February 2014 and as a director from January 2004 to December 2018. He joined Express Scripts in 1998 as SVP and CFO. Prior to joining Express Scripts, Mr. Paz was a partner at Coopers & Lybrand from 1988 to 1993 and 1996 to 1998 and served as Executive Vice President and CFO for Life Partners Group from 1993 to 1995.
Sandra Pianalto (date of birth: 8/4/1954) served as the President and CEO of the Federal Reserve Bank of Cleveland (the Cleveland Fed) from February 2003 until her retirement in May 2014. She was the First Vice President and COO of the Cleveland Fed from 1993 to 2003 and served as its VP and Secretary to the Board of Directors from 1988 to 1993. Ms. Pianalto also served in various supervisory roles at the Cleveland Fed from 1983 to 1988. Prior to joining the Cleveland Fed, Ms. Pianalto was an economist at the Board of Governors of the Federal Reserve System and served on the staff of the Budget Committee of the US House of Representatives.

37

Christine A. Poon (date of birth: 6/23/1952) has served as Executive in Residence at the Max M. Fisher College of Business at The Ohio State University since September 2015 and served as Professor of Management and Human Resources at The Max M. Fisher College of Business from October 2014 to September 2015. Ms. Poon previously served as Dean and John W. Berry, Sr. Chair in Business at The Max M. Fisher College of Business at The Ohio State University from April 2009 until October 2014. She served as Vice Chairman and a member of the Board of Directors of Johnson & Johnson from 2005 until her retirement in March 2009. Ms. Poon joined Johnson & Johnson in 2000 as Company Group Chair in the Pharmaceuticals Group. She became a Member of Johnson & Johnson’s Executive Committee and Worldwide Chair, Pharmaceuticals Group, in 2001, and served as Worldwide Chair, Medicines and Nutritionals, from 2003 to 2005. Prior to joining Johnson & Johnson, she served in various management positions at Bristol-Myers Squibb for 15 years
Douglas A. Scovanner (date of birth: 11/3/1955) has been the Founder and Managing Member of Comprehensive Financial Strategies, LLC, a management consulting firm, since October 2013. Previously, he served as the Chief Financial Officer (1994 to 2012) and Executive Vice President (2000 to 2012) of the Target Corporation (a North American retailer). Prior to joining the Target Corporation, Mr. Scovanner held various management positions at The Fleming Companies, Inc., Coca-Cola Enterprises, Inc., The Coca-Cola Company and the Ford Motor Company from 1979 to 1994.
Michael A. Todman (date of birth: 9/10/1957) served as Vice Chairman of the Whirlpool Corporation (Whirlpool), a global manufacturer of home appliances, from November 2014 to December 2015. Mr. Todman previously served as President of Whirlpool International from 2006 to 2007 and 2010 to 2014, as well as President, Whirlpool North America, from 2007 to 2010. Mr. Todman held several senior positions including Executive Vice President and President of Whirlpool Europe from 2001 to 2005 and Executive Vice President, Whirlpool North America, in 2001.

The Prudential Variable Contract Account-2 38

SALE OF GROUP VARIABLE ANNUITY CONTRACTS
INFORMATION ABOUT CONTRACT SALES
Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable.
The table below sets forth, for VCA 2's three most recent fiscal years, the amounts received by Prudential as sales charges in connection with the sale of these contracts, and the amounts credited by Prudential to other broker-dealers in connection with such sales.
Sales Charges Received and Amounts Credited
	2020	2019	2018
Sales Charges Received by Prudential	—	—	—
Amounts Credited by Prudential to Other Broker-Dealers	$10,699	$10,943	$11,681

39

FINANCIAL STATEMENTS
FINANCIAL STATEMENTS OF VCA 2 & statutory FINANCIAL STATEMENTS FOR THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
VCA 2's financial statements and the financial highlights as of December 31, 2020 and for each of the fiscal years or periods presented therein have been incorporated into this SAI by reference to VCA 2's 2020 annual report (File No.811-01612). Such financial statements have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm whose report thereon is included in the annual report, for the fiscal period ended December 31, 2020, and by KPMG LLP, VCA 2's prior independent registered public accounting firm, for fiscal periods prior to the period ended December 31, 2020. PwC’s principal business address is 300 Madison Avenue, New York; New York 10017. You may obtain a copy of VCA 2's annual report at no charge by request to VCA 2 by calling 1-877-778-2100, or by writing to VCA 2 at 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789.
EXPERTS
The statutory financial statements of The Prudential Insurance Company of America as of December 31, 2020 and for each of the three years in the period ended December 31, 2020 included in this Statement of Additional Information have been so included in reliance on the reports of PwC, given on the authority of said firm as an expert in auditing and accounting.

The Prudential Variable Contract Account-2 40

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
STATUTORY FINANCIAL STATEMENTS AND
ADDITIONAL INFORMATION
December 31, 2020, 2019 and 2018
and Report of Independent Auditors

STATUTORY FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION	Page(s)

Report of Independent Auditors	122
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	3
Statutory Statements of Operations and Changes in Capital and Surplus	4
Statutory Statements of Cash Flows	5
Notes to Statutory Financial Statements	7
Annual Statement Schedule 1 - Selected Financial Data	110
Supplemental Investments Risks Interrogatories Schedule	113
Summary Investment Schedule	119
Supplemental Schedule of Reinsurance Disclosures	121

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31, 2020	December 31, 2019
	(in millions)
ASSETS
Bonds	$97,336	$90,272
Preferred stocks	51	101
Common stocks	7,556	7,352
Mortgage loans on real estate	21,501	21,429
Real estate	470	532
Contract loans	2,937	2,943
Cash and short-term investments	4,539	5,827
Derivatives	4,896	3,455
Other invested assets	8,016	6,734
Total cash and invested assets	147,302	138,645
Premiums due and deferred	3,561	3,461
Accrued investment income	926	922
Current federal income tax recoverable	18	—
Net deferred tax asset	1,551	1,542
Other assets	1,024	1,470
Separate account assets	156,445	146,278
TOTAL ASSETS	$310,827	$292,318

LIABILITIES, CAPITAL AND SURPLUS
LIABILITIES
Policy liabilities and insurance reserves:
Future policy benefits and claims	$94,671	$90,123
Deposit-type contracts	18,817	16,721
Advanced premiums	50	57
Policy dividends	1,351	1,521
Notes payable and other borrowings	181	181
Asset valuation reserve	3,770	3,205
Federal income tax payable	—	127
Interest maintenance reserve	1,130	480
Transfers to (from) separate accounts due or accrued	(374)	(502)
Securities sold under agreement to repurchase	7,562	6,812
Cash collateral held for loaned securities	3,146	2,797
Derivatives	3,157	1,329
Other liabilities	9,616	12,093
Separate account liabilities	155,979	145,891
Total liabilities	299,056	280,835

CAPITAL AND SURPLUS
Common capital stock and gross paid in and contributed surplus	1,437	1,437
Surplus notes	346	346
Special surplus fund	239	337
Unassigned surplus	9,749	9,363
Total capital and surplus	11,771	11,483
TOTAL LIABILITIES, CAPITAL AND SURPLUS	$310,827	$292,318
See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

	Years Ended
	December 31,
	2020	2019	2018
	(in millions)
REVENUES
Premiums and annuity considerations	$25,167	$29,753	$30,488
Net investment income	4,926	5,237	4,896
Other income (loss)	1,335	999	1,585
Total Revenues	31,428	35,989	36,969

BENEFITS AND EXPENSES
Death benefits	4,878	4,572	4,804
Annuity benefits	13,289	12,233	11,217
Disability benefits	1,098	1,056	1,018
Other benefits	21	19	20
Surrender benefits and fund withdrawals	9,554	14,423	12,650
Net increase (decrease) in reserves	4,103	5,133	3,218
Commissions	1,300	1,255	1,057
Net transfer to (from) separate accounts	(5,794)	(4,571)	228
Other expenses (benefits)	1,092	1,754	1,151
Total Benefits and Expenses	29,541	35,874	35,363

OPERATING INCOME (LOSS) BEFORE DIVIDENDS AND INCOME TAXES	1,887	115	1,606
Dividends to policyholders	(111)	(125)	26

OPERATING INCOME (LOSS) BEFORE INCOME TAXES	1,998	240	1,580
Income tax expense (benefit)	30	270	177

INCOME (LOSS) FROM OPERATIONS	1,968	(30)	1,403
Net realized capital gains (losses)	(205)	(139)	(79)

NET INCOME (LOSS)	$1,763	$(169)	$1,324

CAPITAL AND SURPLUS
CAPITAL AND SURPLUS, BEGINNING OF PERIOD	$11,483	$10,695	$9,948
Net income (loss)	1,763	(169)	1,324
Change in common capital stock and gross paid in and contributed surplus	—	515	715
Change in net unrealized capital gains (losses)	(386)	1,330	(202)
Change in nonadmitted assets	(34)	137	(19)
Change in asset valuation reserve	(565)	(656)	(67)
Change in net deferred income tax	(330)	398	278
Change in surplus notes	—	(499)	—
Change in reserve on account of change in valuation basis	72	185	(877)
Dividends to stockholders	(500)	(600)	—
Net change in separate accounts surplus	37	467	(320)
Amortization related to employee retirement plans and other pension adjustments	250	(180)	(156)
Other changes, net	(19)	(140)	71
Net change in capital and surplus	288	788	747
CAPITAL AND SURPLUS, END OF PERIOD	$11,771	$11,483	$10,695
See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended
		December 31,
	2020	2019	2018
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations	$24,352	$26,189	$29,501
Net investment income	4,820	5,160	4,766
Other income	1,530	1,601	1,577
Separate account transfers	6,623	7,644	699
Benefits and claims	(28,585)	(31,918)	(29,968)
Policyholders’ dividends	(59)	(62)	(62)
Federal income taxes	(242)	(179)	(282)
Other operating expenses	(1,996)	(1,984)	(1,443)

Net cash from (used in) operating activities	6,443	6,451	4,788

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	14,852	14,140	13,949
Stocks	209	470	515
Mortgage loans on real estate	2,420	3,023	2,889
Real estate	186	—	260
Other invested assets	314	647	844
Miscellaneous proceeds	685	552	197
Payments for investments acquired
Bonds	(21,052)	(19,367)	(20,452)
Stocks	(1,581)	(350)	(854)
Mortgage loans on real estate	(2,367)	(5,270)	(3,395)
Real estate	(201)	(43)	(212)
Other invested assets	(918)	(1,259)	(1,285)
Miscellaneous applications	(150)	(351)	(178)

Net cash from (used in) investing activities	(7,603)	(7,808)	(7,722)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from (payments of) borrowed money	(21)	(49)	(19)
Proceeds from (payments of) surplus paid in	—	—	500
Dividends to stockholders	(500)	(600)	—
Net deposits on deposit-type contract funds	1,622	(526)	(1,002)
Other financing activities	(1,229)	4,615	2,072

Net cash from (used in) financing activities	(128)	3,440	1,551

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	(1,288)	2,083	(1,383)
CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF PERIOD	5,827	3,744	5,127
CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD	$4,539	$5,827	$3,744

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

The Statutory Statement of Cash Flows excludes the following non-cash transactions:

	Years Ended
	December 31,
	2020	2019	2018
	(in millions)
In-kind assets receipt related to pension risk transfer transactions	$701	$3,135	$806
Structure change of an other invested asset with underlying mortgage loans	90	—	—
Mortgage loan modification and transfer to other invested assets	81	—	—
Asset transfer from other invested assets to mortgage loans	81	—	—
Amortization of deferred gains related to reinsurance transactions with affiliates	80	92	110
Mortgage loan modification	58	—	—
Asset transfer from real estate to other invested assets	52	—	—
Asset transfer from bonds to other invested assets	32	—	—
Donation of equity securities to a related charitable organization	30	—	30
Mortgage loan modification and transfer to bonds	16	—	—
Capitalized deferred interest on mortgage loans	11	4	—
Dividend settlement with a subsidiary related to a tax payment agreement	8	30	74
Transfer of deferred taxes from subsidiaries	5	—	—
Asset transfer from mortgage loans to other invested assets	1	—	1
Repayment of a surplus note by parent	—	500	—
Asset transfer from common stocks to other invested assets	—	256	—
Transfer of bonds from an affiliate	—	23	—
Transfer of bonds to an affiliate	—	20	—
Contribution of tax credits from parent	—	15	15
Contribution of tax credits to a subsidiary	—	6	6
Capital contribution from parent	—	—	200

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1A.     Business
The Prudential Insurance Company of America (the “Company”, “PICA”, or “Prudential Insurance”) is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial” or “PFI”). The Company was founded in 1875 under the laws of the State of New Jersey.

Prudential Insurance provides a wide range of insurance, investment management, and other financial products and services to both individual and institutional customers throughout the United States. The principal products and services of the Company include individual life insurance and annuities, group insurance and pension and retirement products and related services and administration. The Company also reinsures certain products from affiliated international insurers. The Company conducts its businesses through its operations and the operations of certain of its subsidiaries and affiliates in all 50 states. The principal executive offices of Prudential Insurance are located in Newark, New Jersey.

On December 18, 2001 (the “date of demutualization”), Prudential Insurance converted from a mutual life insurance company to a stock life insurance company. The demutualization was completed in accordance with Prudential Insurance’s Plan of Reorganization, which was approved by the Commissioner of Banking and Insurance of the State of New Jersey in October 2001.

1B.     Accounting Practices
The Company, domiciled in the state of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department” or “NJDOBI”). Prescribed statutory accounting practices (“SAP”) include publications of the National Association of Insurance Commissioners (“NAIC”), state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed by the Department. The NAIC “Accounting Practices and Procedures Manual” (“NAIC SAP” or the “Manual”) reporting differs from accounting principles generally accepted in the United States (“GAAP”). NAIC SAP is designed to address the concerns of regulators. GAAP is designed to meet the varying needs of the different users of financial statements.
The State of New Jersey requires that insurance companies domiciled in the State of New Jersey prepare their statutory basis financial statements in accordance with the NAIC SAP, subject to any deviations prescribed or permitted by the Department (“NJ SAP”). The Company’s statutory accounting policies differ from the Manual due to deviations prescribed or permitted by the Department.

The following is a summary of accounting practices permitted and prescribed by the Department and the domiciliary regulator of certain subsidiaries as reflected in the Company’s statutory financial statements including those in the statutory financial statements of subsidiaries:
•The Company records leasehold improvements as admitted assets. New Jersey law allows insurance companies domiciled in New Jersey to admit leasehold improvements as admitted assets. Under Statement of Statutory Accounting Principles (“SSAP”) No. 19, “Furniture, Fixtures, Equipment and Leasehold Improvements,” NAIC statutory accounting practices require non-admittance of leasehold improvements.

•Pursuant to New Jersey law, the Commissioner of the Department may require or permit a different basis of valuation of separate account assets.  The Company values separate account assets for certain non-participating group annuity products, related to its pension risk transfer business, as if the assets were held in the general account. Under SSAP No. 56, “Separate Accounts” (“SSAP No. 56”), separate account assets supporting fund accumulation contracts (“GICs”), which do not participate in underlying portfolio experience, with a fixed interest rate guarantee, purchased under a retirement plan or plan of deferred compensation, established or maintained by an employer, will be recorded as if the assets were held in the general account while assets supporting all other contractual benefits shall be recorded at fair value on the date of valuation. The participants in the Company’s non-participating group annuity products do not participate in the investment income of the underlying assets, and therefore, the valuation prescribed by the Department follows the similar general account treatment.   With certain separate account assets being valued as if they were held in the general account, the Company’s separate account reserves and related asset adequacy analysis reserves are also adjusted accordingly.  As of December 31, 2020 and 2019, Risk-Based Capital (“RBC”) calculated using this prescribed practice resulted in RBC consistent with the amount calculated using NAIC guidance.

•In 2004, one of the Company’s insurance subsidiaries, Prudential Retirement and Annuity Company (“PRIAC”), received approval from its domiciliary insurance department, the Connecticut Insurance Department, to record a deferred gain associated with an assumption reinsurance agreements between Connecticut General Life Insurance Company and PRIAC in the interest maintenance reserve (“IMR”) and to amortize the deferred gain in a manner consistent with those relevant annual statement instructions. Had the deferred gains been established as a liability limited to an amortization period of 10 years in accordance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

with the guidance of SSAP No. 61R, “Life, Deposit-Type and Accident and Health Reinsurance,” and not included in the IMR, it would have created a material distortion in the analysis of the adequacy of statutory reserves conducted annually by PRIAC’s Appointed Actuary. See Note 1D, Accounting Policy, for additional information related to accounting for investments in subsidiaries.

•The Department approved a permitted accounting practice related to variable annuities that differs from SAP. In conjunction with the calculation of reserves per SSAP No. 51R, “Life Contracts” (“SSAP No. 51R”), the permitted practice allows for adjustments to the discount rate and “bond class” return prescribed parameters of the Actuarial Guideline 43 “CARVM for Variable Annuities” (“AG 43”), standard scenario calculation to be more consistent with current market conditions. In addition to adjusting the Company’s reserves calculated under SAP, the use of the permitted practice effects the calculation of current taxes and net admitted deferred tax assets. The permitted practice is referred to as “Reserve calculation adjustments” in the below financial statement reconciliation. The permitted accounting practice was discontinued as of fourth quarter 2019.

•In 2015, Prudential Legacy Company of New Jersey (“PLIC”), an insurance subsidiary of the Company, received approval from its domiciliary insurance department (New Jersey) for the following permitted accounting practices:

1)Approval to utilize a non-prescribed discount rate for purposes of discounting the present value of guaranteed liabilities in the Company’s RBC calculation. Based on the applicable valuation requirements of separate account assets as indicated in SSAP No. 56, NAIC guidance indicates that RBC is calculated as the excess of the regular C-1 and C-3 standards over the applicable reserve margins. Under the guidance, the reserve margin is calculated as the excess of the book/adjusted carrying value (“BACV”) of the assets supporting the reserve over the present value of the guaranteed payments. The present value of guaranteed payments is calculated using the expected net portfolio rate of return and is not to exceed 105 percent of U.S. Treasury spot rates. The excess, if any, of the asset value over the present value of guaranteed payments is first applied to reduce the C-3 requirement. The remainder is used to reduce the C-1 requirement. The permitted practice allows for the use of a discount rate, for purposes of discounting the present value of guaranteed liabilities, comprised of spot rates derived from a 50%/50% blend of U.S. Treasury-based spot rates and the Bond Index, where the Bond Index is composed of the Barclays Short Term Corporate Index for the ½ year maturity point and the Barclays U.S. Corporate Investment Grade Bond Index for all other maturities, as opposed to the discount rate described above. The modification of the discount rate used in the RBC calculation is consistent with the rate recommended by the Annuity Reserves Work Group of the American Academy of Actuaries for use for certain reserves. The discount rate utilized is limited to the sum of 1) U.S. Treasury-based spot rates and 2) 90% of the market spread of the asset portfolio within the Company. As of December 31, 2020 and 2019, RBC calculated using this permitted practice resulted in RBC equal to the amount calculated using NAIC guidance.

2)Approval to apply amortized cost accounting for interest sensitive assets and liabilities, post reinsurance transaction, to Prudential Legacy Separate Account in a manner that differs from SSAP No. 56. Specifically, the permitted practice provides for the following after the initial reinsurance transaction was recorded:

◦To record bonds pursuant to SSAP Nos. 26R and 43R, “Bonds” and “Loan-Backed and Structured Securities”; mortgage loans pursuant to SSAP No. 37, “Mortgage Loans”; and preferred stock pursuant to SSAP No. 32, “Preferred Stock” (“SSAP No. 32”) instead of recording these securities at fair value as required by SSAP No. 56.

◦The creation of a new IMR with $0 value at inception. The creation of the IMR is consistent with the accounting approved by the Department discussed above to record interest sensitive assets using amortized cost. Under SSAP No. 56, an IMR is established for separate accounts recorded at book value. With the creation of the new IMR, the Department approved the Company’s ability to admit negative IMR should it occur as an admitted asset to ensure that the impact of trading activities on surplus within Prudential Legacy Separate Account is similar to that which would have occurred under SSAP No. 56 accounting guidance.

◦To record reserves that meet New Jersey minimum reserve requirements, consistent with Prudential Insurance’s reserving prior to the above mentioned reinsurance transaction. SSAP No. 56 requires that reserves in separate accounts be adjusted for current interest rates in the event that assets are recorded at fair value. For the purpose of reconciling net income and capital and surplus between prescribed statutory accounting practices and permitted statutory accounting practices, in the calculation of the prescribed practice statutory reserves, the current year’s statutory valuation rate is being used as the proxy for the current market rate, and the cash value floor is being applied in the aggregate. Absent the permitted practice discussed above, the Company’s separate account assets would be required to be held at fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

◦To record all derivatives, which are designed to hedge interest rate risk, at amortized cost, and upon termination or sale, the realized gain or loss is reflected in the IMR to ensure that the net impact on surplus is similar to that which would have occurred had other interest rate sensitive assets been sold. SSAP No. 86, “Derivatives” (“SSAP No. 86”) indicates that derivatives that are used for hedging transactions for which an entity either (1) doesn’t meet the criteria for hedge accounting or (2) does meet the criteria but the entity has chosen not to apply hedge accounting shall be accounted for at fair value with changes in value recorded as unrealized gains or losses.

A reconciliation of the Company’s net income, capital and surplus, assets and liabilities between NAIC SAP and practices permitted and prescribed by the Department as of and for the years ended December 31, is shown below:

	SSAP #	F/S Page	F/S Line #	2020	2019	2018
				(in millions)
Net Income
New Jersey state basis (Page 4, Net Income)				$1,763	$(169)	$1,324

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	4	Other income (loss)	(1,027)	(1,021)	(144)
Separate Account Valuation	56	4	Net increase (decrease) in reserves	1,027	1,021	144

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Reserve calculation adjustments	51R	4	Net increase (decrease) in reserves	—	—	1
Reserve calculation adjustments	51R	4	Income tax expense (benefit)	—	—	(26)
NAIC SAP				$1,763	$(169)	$1,349

Surplus
New Jersey state basis (Page 3, Total Capital and Surplus)				$11,771	$11,483	$10,695

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Admit leasehold improvements	19	4	Change in nonadmitted assets	34	41	40

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Deferred gain amortization in insurance subsidiary	61R	4	Change in net unrealized capital gains (losses)	(50)	(56)	(62)
Reserve calculation adjustments	51R	4	Net increase (decrease) in reserves	—	—	1
Reserve calculation adjustments	51R	4	Income tax expense (benefit)	—	—	(26)
Reserve calculation adjustments	51R	4	Change in net deferred income tax	—	—	26
Reserve calculation adjustments	51R	4	Change in nonadmitted assets	—	—	(29)
NAIC SAP				$11,787	$11,498	$10,745

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

	SSAP #	F/S Page	F/S Line #	2020	2019
				(in millions)
Assets
New Jersey state basis (Page 3, Total Assets)				$310,827	$292,318

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	3	Separate account assets	(5,146)	(2,614)
Admit leasehold improvements	19	3	Other assets	34	41

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Deferred gain amortization in insurance subsidiary	61R	3	Common stocks	(50)	(56)
NAIC SAP				$315,989	$294,947

Liabilities
New Jersey state basis (Page 3, Total Liabilities)				$299,056	$280,835

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	3	Future policy benefits and claims	(1,027)	(1,021)
Separate Account Valuation	56	3	Separate account liabilities	(4,119)	(1,593)

State Permitted Practices that are an increase (decrease) from NAIC SAP:
NAIC SAP				$304,202	$283,449

1C.     Use of Estimates
The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.
The most significant estimates include those used in determining measurement of any related impairment; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; aggregate reserves for life, accident, and health contracts, including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; goodwill; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets, and has adversely impacted, and may continue to adversely impact, our results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in our financial statements in the areas of, among others, i) investments: increased risk of loss on our investments due to default or deterioration in credit quality or value; and ii) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality, morbidity and policyholder behavior which are reflected in our insurance liabilities and certain related balances. We cannot predict what impact the COVID-19 pandemic will ultimately have on the global economy, markets or our businesses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

1D.     Accounting Policy
The Company uses the following accounting policies:
1)Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both readily convertible to known amounts of cash and so near their maturity that they represent insignificant risk of changes in value because of changes in interest rates. Cash equivalents also include money market funds. They are stated at amortized cost which approximates fair value.
Short-term investments primarily consist of highly liquid debt instruments with a remaining maturity of twelve months or less and greater than three months when purchased. They are stated at amortized cost, which approximates fair value.
2)Bonds, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. Bonds rated by the NAIC are classified into six categories ranging from highest quality bonds to those in or near default. Bonds rated in the top five categories are generally valued at amortized cost while bonds rated in the lowest category are valued at lower of amortized cost or fair market value.
The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased.
For other-than-temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair market value as a new cost basis and the amount of the write down is accounted for as a realized loss.
The Company does not hold any bonds that utilize the systematic value measurement method approach for Securities Valuation Office (“SVO”)-Identified investments.

Loan-backed and structured securities are primarily carried at amortized cost. For loan-backed and structured securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality loan-backed and structured securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost for those securities rated AA or above are recorded in accordance with the retrospective method. For loan-backed and structured securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows.
The NAIC designations for non-agency residential mortgage-backed securities (“RMBS”), including asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2020 and 2019.
Similar to the change for RMBS, the NAIC designations for commercial mortgage-backed securities (“CMBS”) are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2020 and 2019.
3)Preferred stocks include unaffiliated preferred stocks and investments in subsidiaries. Preferred stocks rated by the NAIC are classified into six categories ranging from highest quality preferred stocks to those in or near default. Preferred stocks rated in the top three categories are generally valued at cost while preferred stocks rated in the lower three categories are generally valued at lower of cost or fair value. For other-than-temporary impairments, the cost basis of the preferred stock is written down to fair market value as a new cost basis and the amount of the write down is recorded as a realized loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

4)Common stocks include unaffiliated common stocks and investments in subsidiaries. See (7) below for information related to investments in subsidiaries. Unaffiliated common stocks are carried at fair value. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.
5)Mortgage loans on real estate (“Mortgage loans”) are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired loans are identified by management when it is considered probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are recorded based on the fair value of the collateral less estimated costs to obtain and sell. The difference between the net value of the collateral and the recorded investment in the mortgage loan is recognized as an impairment by creating a valuation allowance with a corresponding charge to unrealized loss or by adjusting an existing valuation allowance for the impaired loan with a corresponding charge or credit to unrealized gain or loss. Other-than-temporary impairments are then recognized as a realized loss in net income.
Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is generally either applied against the principal or reported as revenue, according to management’s judgment as to the collectability of principal. Management discontinues accruing interest on impaired loans after the loans are ninety days delinquent as to principal or interest, or earlier when management has substantial doubts about collectability. When this interest is deemed uncollectible, it is reversed against interest income on loans for the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.
6)Real estate includes properties occupied by the Company and properties held for sale. Properties occupied by the Company are carried at cost less accumulated straight-line depreciation, encumbrances, and other-than-temporary impairments. Properties held for sale are valued at lower of depreciated cost or fair value less encumbrances and estimated disposition costs.
7)Investments in subsidiaries are accounted for using the equity method as defined in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SCA”) (“SSAP No. 97”). Investments in insurance subsidiaries are recorded based on the underlying audited statutory equity of the respective entity's financial statements, adjusted for unamortized goodwill as provided for in SSAP No. 68, “Business Combinations and Goodwill.” Investments in non-insurance subsidiaries that do not engage in certain transactions or activities, per paragraph 8b ii of SSAP No. 97 are recorded based on audited U.S. GAAP equity of the investee. The change in subsidiaries’ net assets, excluding capital contributions and distributions, is included in “Change in net unrealized capital gains (losses).” Dividends or distributions received from the investee are recognized in “Net investment income” when declared to the extent they are not in excess of undistributed accumulated earnings attributed to the Company’s investment.
8)Other invested assets include primarily the Company’s investment in joint ventures, limited liability companies and other forms of partnerships. These investments are accounted for using an equity method as defined in SSAP No. 97. These entities are valued based on the underlying audited U.S. GAAP equity of the investee, or permitted alternatives as defined in SSAP No. 48, “Joint Ventures, Partnerships and Limited Liability Companies” (“SSAP No. 48”).
9)Derivatives used by the Company include swaps, futures, forwards, and options and may be exchange-traded or contracted in the over-the-counter market. Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered an effective hedge and are permitted to be valued and reported in a manner that is consistent with the hedged asset or liability. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge, or that meet the required criteria but the Company has chosen not apply hedge accounting, are accounted for at fair value and the changes in fair value are recorded through “Change in net unrealized gains (losses).” Derivatives are reported as either assets or liabilities within “Derivatives.” See Note 8, Derivatives, for additional disclosures.
10)The Company considers anticipated investment income when calculating its premium deficiency reserves in accordance with SSAP No. 54R, “Individual and Group Accident and Health Contracts.”
11)Accident and health reserves represent the estimated value of the future payments, adjusted for contingencies and interest. The remaining reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.
12)The Company has not modified its capitalization policy from the prior period.
13)The Company does not have any pharmaceutical rebates receivable.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

14)Repurchase agreements and reverse repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at an agreed upon price and, usually, at a stated date as defined in SSAP No. 103R, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (“SSAP No. 103R”). Repurchase agreements (securities sold under agreements to repurchase) are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on balance sheet and accounted for based on the type of investment. An offsetting liability is reported in “Securities sold under agreements to repurchase.” For reverse repurchase agreements (securities purchased under agreements to resell), an asset is recorded in “Cash, and short-term investments” to reflect the receivable from the counterparty. Dollar repurchase agreements and reverse dollar repurchase agreements involve debt instruments that are pay-through securities collateralized with GNMA, FNMA and FHLMC and similar securities. The Company typically uses “to be announced” (“TBAs”) securities in the dollar repurchase and reverse dollar repurchase agreements which are accounted for as derivatives. Dollar repurchase and reverse dollar repurchase agreements are reported in “Derivatives” with the change in value reported as “Change in net unrealized capital gains (losses).” Net realized capital gains (losses) are recorded upon termination of the agreements.

15)Securities lending transactions are transactions where the Company loans securities to a third party, primarily large brokerage firms. These transactions are accounted for as secured borrowings. Cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. A liability to return collateral received is reported in “Cash collateral held for loaned securities.”
16)Contract loans are stated at unpaid principal balances.
17)Net realized capital gains (losses) are computed using the specific identification method. Net realized investment gains and losses are generated from numerous sources, including the sale of bonds, stocks, other type of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from the termination of derivatives that do not qualify for hedge accounting. In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR. Investments carried at cost and amortized cost are adjusted for impairments considered other-than-temporary. All bonds, preferred stocks and common stocks with unrealized losses are subject to review to identify other-than-temporary impairments in value. Under SAP, several factors must be considered to determine whether a decline in value of a security is other-than-temporary, including:
a)    the reasons for the decline in value (credit event, currency or interest related, including general spread widening);
b)    a company’s ability and intent to hold its investment for a period of time to allow for recovery of value;
c)    a company’s intent to sell its investment before recovery of the cost of the investment;
d)    the financial condition of and near-term prospects of the issuer; and
e)    for stocks, the extent and duration of the decline.

For stocks, when it is determined that there is an other-than-temporary impairment, the Company records a write down in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” to the estimated fair value, which reduces the cost basis. The new cost basis of an impaired security is not adjusted for subsequent increases in the estimated fair value. Estimated fair values for publicly traded common stock are based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for privately traded common stock are determined using valuation and discounted cash flow models that require a substantial level of judgment.
For bonds, excluding loan-backed and structured securities, when it is determined that there is an other-than-temporary impairment, the Company records a write down to the estimated fair value of the bond, which reduces its amortized cost. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the asset valuation reserve (“AVR”), and interest related impairments are directly applied to the IMR, on an after-tax basis. The AVR is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales of bonds (net of taxes), preferred stocks, mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses on terminated interest rate related derivatives (net of taxes), which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged by the derivative using the grouped method.
The new cost basis of an impaired bond is not adjusted for subsequent increases in estimated fair value. Estimated fair values for bonds, other than private placement bonds, are generally based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement bonds are typically determined primarily by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain securities, including those that are distressed,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

the discounted cash flow model may also use unobservable inputs, which reflect management’s own assumptions about the inputs market participants would use in pricing the asset.

For loan-backed and structured securities, when an other-than-temporary impairment has occurred because the Company does not expect to recover the entire amortized cost basis of the security, even if the Company has no intent to sell and the Company has the intent and ability to hold to recovery, the amount of the other-than-temporary impairment recognized as a realized loss shall equal the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the AVR, and interest related impairments are directly applied to the IMR, on an after-tax basis. Additionally, the amortized cost of the security, less the other-than-temporary impairment recognized as a realized loss, shall become the new amortized cost basis of the investment. When the Company has the intent to sell or cannot assert ability and intent to hold to recovery, the security is impaired to its fair value.
18)Separate account assets and liabilities are generally reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers. However, there are some separate account assets and liabilities that support products with guarantees and are carried at the same basis as the general account. The assets consist primarily of common stocks, long-term bonds, real estate, mortgages and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration, surrender charges, and investment management fees on the accounts are included in “Other income (loss).” Separate account premiums are income transfers to the separate account, while separate account benefits, surrenders, reserve transfers and other policyholder charges are expense transfers from the separate account. The net amount of this separate account transfer to and from activity is recorded through “Net transfer to (from) separate accounts.” Accrued separate account transfer activity is recorded through “Transfers to (from) separate accounts due or accrued.”
19)Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred. Premiums due and deferred include amounts uncollected, due and unpaid, and deferred.
20)Policy reserves are generally based on mortality or morbidity tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractually guaranteed benefits. The Company generally holds reserves greater than those developed using minimum statutory reserving rules. In addition, the Appointed Actuary performs asset adequacy analysis annually to determine whether the policy reserves established are adequate considering the assets supporting them.
21)The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is based on statutory results and experience of the Company, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. Dividends declared by the Board of Directors, which have not been paid, are included in “Policy dividends” in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.
22)AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses. Changes in the AVR are charged or credited directly to surplus.
23)Income tax expense is based upon taxes currently payable and changes in deferred taxes are reported in surplus. Deferred tax assets are subject to admissibility limits.
24)The unpaid balance plus interest on outstanding debt, notes payable, and other borrowings is recorded in “Notes payable and other borrowings.” For further details on the Company’s debt, see Note 11, Notes payable and other borrowings.
25)The Company participates in reinsurance and follows the accounting and reporting principles in SSAP No. 61R. Premiums and other amounts payable to reinsurance are recorded through “Other liabilities.” Commissions on direct business and commissions and expense allowances on reinsurance assumed are recorded in “Commissions.” Commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded are reported in “Other income (loss).” Reserve adjustments on reinsurance assumed are reported in “Other expenses (benefits).” See Note 7, Reinsurance, for more information on the Company’s reinsurance agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

26)Deposit-type contracts do not incorporate mortality or morbidity risk and under statutory accounting principles are not accounted for as insurance contracts. Amounts received as payments for deposit-type contracts are recorded directly to “Deposit-type contracts,” and are not reported as revenue.
27)“Other assets” include receivables from parents, subsidiaries, and affiliates, amounts recoverable from reinsurers, and prepaid reinsurance assets. “Other liabilities” include general expenses due and accrued, liability for benefits for employees and agents, deferred gains on affiliated reinsurance, remittances and items not allocated, collateral liabilities for derivatives, provision for experience rating refunds, amounts payable on reinsurance and payables to parents, subsidiaries, and affiliates.
28)Reinsurance contracts that combine premiums and expenses are accounted for on a gross basis in accordance with SSAP and NAIC statutory instructions.
29)NAIC SAP and NJ SAP differ from GAAP in certain respects, which in some cases may be material. The significant differences between SAP and GAAP are noted below:
•Under SAP, financial statements of subsidiaries are not consolidated with their parent company. The equity value of the subsidiaries is recorded as preferred stock, common stock, and other invested assets.

•Under SAP, policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are expensed when incurred; under GAAP, such costs are generally deferred and amortized over the expected life of the contracts in proportion to gross margins, gross profits or gross premiums, depending on the type of contract.

•Under SAP, the Commissioner Reserve Valuation Method (“CRVM”) is used for the majority of individual insurance reserves; under GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP; under GAAP, policy valuation assumptions are based upon best estimates as of the date the policy is issued, with provisions for the risk of adverse deviation.

•Under SAP, the Commissioner Annuity Reserve Valuation Method (“CARVM”) is used for the majority of individual deferred annuity reserves; under GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, in addition to liabilities for certain guarantees under variable annuity contracts.

•Under SAP, reinsurance reserve credits taken by ceding entities as a result of reinsurance contracts are netted against the ceding entity’s policy and claim reserves and unpaid claims; under GAAP, reinsurance recoverables are reported as assets. Also, the SAP criteria for determining whether reinsurance contracts qualify for reinsurance accounting differ from GAAP. As a result, certain contracts that qualify for reinsurance accounting under SAP are accounted for as deposits under GAAP.

•Under SAP, IMR is established to capture interest-related realized investment gains and losses, net of tax, on the sale of bonds and interest-related other-than-temporary impairment of bonds, and is amortized into income over the remaining years to expected maturity of the assets sold or impaired; under GAAP, no such reserve is required.

•Under SAP, AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses, and changes in the AVR are charged or credited directly to surplus; under GAAP, no such reserve is required.

•Under SAP, investments in bonds and preferred stocks are generally carried at amortized cost; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•Under SAP, changes in fair value of equity investments are reported in surplus; under GAAP, changes in fair value of equity investments are reported in net income.

•Under SAP, certain assets designated as nonadmitted are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances.

•Under SAP, surplus notes are recorded as a component of surplus; under GAAP, surplus notes are recorded as debt.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

•Under SAP, an extraordinary distribution approved by PICA’s regulator may be recorded as a return of capital; under GAAP, the distribution is recorded as a dividend when PICA has undistributed retained earnings.

•Under SAP, goodwill is subject to admissibility limits and is amortized over a period not to exceed ten years; under GAAP, goodwill is subject to impairment testing and not amortized.

•Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus; under GAAP, changes in deferred taxes are generally recorded in income tax expense or comprehensive income.  In addition, the deferred tax asset under SAP is subject to admissibility limits.

•Under SAP, deposits to universal life contracts and investment-type contracts without life contingencies are credited to revenue; under GAAP, such deposits are reported as increases to the policyholder account balances.

•Under SAP, certain contracts, in particular deferred annuities with mortality risk, are considered “life contracts” and, accordingly, premiums associated with these contracts are reported as revenues. Under GAAP, deferred annuities are classified as either “insurance contracts” or “investment contracts” and, accordingly, deposits related to those investment contracts are not reported as revenues. Under GAAP, amounts received for investment contracts are not reported as policy liabilities and insurance reserves.

•Under SAP, an other-than-temporary impairment for bonds (excluding loan-backed and structured securities) is measured as the difference between amortized cost and fair value. Under GAAP, credit losses are measured as the difference between amortized cost and the net present value of future expected cash flows (“NPV”), this NPV may differ from fair value.

•Under SAP, there is no concept of value of business acquired (“VOBA”); under GAAP, VOBA is recorded as an asset or an additional liability.

•Under SAP, an embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument; under GAAP, the accounting and bifurcation for embedded derivatives follows Accounting Standards Codification (“ASC”) 815, “Derivatives and Hedging”, with the change in fair value during each reporting period recorded within “Realized investment gains (losses).”

•Under SAP, all leases are considered operating leases and expensed over the term of the lease; under GAAP, leases are recorded on the balance sheet as “right-of-use” assets and lease liabilities within “Other assets” and “Other liabilities” respectively. Leases are classified as either operating or finance leases and expensed in accordance with ASC 842 “Leases.” Prior to the adoption of ASC 842 in 2019, leases were recorded as either operating or capital leases and expensed in accordance with ASC 840 “Leases.”

•Under SAP, credit losses are recorded when incurred; under GAAP, credit losses on certain assets are estimated using a new current expected credit loss (“CECL”) model that estimates future losses over the life of the asset based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect the collectability of the reported amounts. Prior to the adoption of CECL in 2020, under GAAP credit losses were recorded when incurred.

1E.     Closed Block
On the date of demutualization, the Company established a Closed Block for certain individual life insurance policies and annuities issued by the Company in the United States and a separate Closed Block for participating individual life insurance policies issued by the Company’s Canadian branch (collectively the “Closed Block”). The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and on which the Company is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, if experience underlying such scale continues and for appropriate adjustments in such scales if the experience changes. The Closed Block assets, the cash flows generated by the Closed Block assets and the anticipated revenues from the policies in the Closed Block will benefit only the policyholders in the Closed Block. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

stockholder. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in-force.

On January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. See Note 7, Reinsurance, for additional information.

1F.     Income Taxes
The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code of 1986, as amended (the “Code”), taxes the Company on operating income after dividends to policyholders plus realized gains/losses.

Statement of Statutory Accounting Principles No. 101, Income Taxes (“SSAP 101”), provides regulatory-based thresholds that determine the reversal period and statutory surplus limitations that the Company must use in computing its net admitted Deferred Tax Asset “DTA.” In addition, SSAP No. 101 provides specific guidance for accounting for uncertain tax positions and requires additional disclosure regarding the impact of tax planning strategies on the net admitted DTA.

Deferred income taxes are recognized in accordance with SSAP No. 101, based upon enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. Tax planning strategies are relied upon in limited circumstances to support the admissibility of deferred tax assets in accordance with SSAP No. 101. Income from sources outside the United States is taxed under applicable foreign statutes. Pursuant to a tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

In March 2020, in response to the COVID-19 pandemic, Congress enacted the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). One provision of the CARES Act amends the U.S. Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”) and allows companies with net operating losses (“NOLs”) originating in 2018, 2019 or 2020 to carry back those losses for up to five years. See “Income Taxes” in Note 9 to the Consolidated Financial Statements for more information.

1G.     Reclassification
Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

2.    ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS
Accounting changes adopted to conform to the provisions of the Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles, excluding tax and other related impacts, is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.
During the second quarter of 2020, it was determined that reserves related to Group Annuity Contracts were understated in the prior year by $77 million. A correction related to the prior year was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2020. There were no corrections of errors as of December 31, 2019 and 2018, respectively. For accounting changes related to changes in valuation basis, please see “Reserves for Life Contracts and Deposit-Type Contracts” in Note 24 for more information.
In July 2020, the NAIC revised SSAP No. 86 to clarify that the reporting of derivatives with financing premiums should exclude financing components. The revisions require the present value of the derivative premium receivable (and/or payable) to be separately reported, and it proposes these additional data elements be factored into the counterparty risk assessment for RBC calculations. The Company has adopted the revised guidance that did not have a material effect on its financial statements.
In July 2020, the NAIC revised SSAP No. 26R to clarify that the accounting and reporting of investment income and capital gain/loss, due to the early liquidation either through a called bond or a bond tender offer, shall be similarly applied. The Company has adopted the revised guidance that did not have a material effect on its financial statements.
In May 2020, the NAIC modified SSAP No. 41, “Surplus Notes”. The modifications require enhanced disclosures on surplus note arrangements including the original issue amount, fair value received, lifetime and current interest approved, and principal recognized, extent of linkages and netting with other instruments or parties, any related parties, and the use of proceeds to purchase assets. The

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Company has adopted the enhanced surplus notes disclosures that are effective for annual periods ending December 31, 2020, and it did not have a material effect on the financial statements.
In 2020, the NAIC revised SSAP No. 2R, “Cash, Cash Equivalents, Drafts and Short-Term Investments”, and SSAP No. 103R. The revisions incorporate concepts that will restrict the classification of rolling related party or affiliated investments as cash equivalents or short-term investments. The investment schedule will identify investments (or substantially similar investments) that remain on the short-term and cash equivalent schedules for more than one consecutive year. The Company has adopted the revised guidance and enhanced the investment disclosures for annual period ending December 31, 2020, and it did not have a material effect on the financial statements.

In April 2020, the NAIC adopted the overall guidance in FASB ASU 2020-04 – Reference Rate Reform (Topic 848) which provides an optional expedient, allowing for the continuation of certain contracts that are modified in response to reference rate reform. Additionally, it provides waivers from derecognizing hedging transactions, and exceptions for assessing hedge effectiveness as a result of transitioning away from certain interbank offering rates. The Company has elected to prospectively apply this guidance that did not have a material effect on the financial statements.

In March 2020, the NAIC adopted revisions to SSAP No. 97 clarifying that a more-than-one holding company structure is permitted to be looked-through, so as long as each holding company within the structure complies with the requirements in SSAP No. 97. The Company has adopted the revised guidance that did not have a material effect on the financial statements.

In May 2020, the NAIC revised SSAP No. 26R by incorporating a new footnote to clarify that if a debt instrument has been modified in accordance with SSAP No. 36, “Troubled Debt Restructuring” or SSAP No. 103R, the assessment of other-than- temporary impairment (“OTTI”) shall be based on modified contractual terms of the debt instrument and it did not have a material effect on the financial statements. There is no impact to the Company’s OTTI assessment as such clarification is consistent with the Company’s pre-existing OTTI policy for the debt instruments in the scope of SSAP No. 26R. The Company’s adoption of this guidance did not have a material effect on the financial statements.

In 2020, the NAIC revised SSAP No. 32. The revisions update the definitions, measurement and impairment guidance for preferred stock as well as clarify the application of SSAP No. 32 in conjunction with SSAP No. 48 and SSAP No. 97. The Company will adopt the revised guidance for periods starting on January 1, 2021.

In May 2020, the NAIC adopted revisions to SSAPs No. 3, “Accounting Changes and Correction of Errors”, and No. 51R relating to the Valuation Manual (VM-21), Actuarial Guideline 43 (“AG 43”), and risk-based capital instructions to implement a new variable annuity statutory framework. Changes include: (i) aligning economically-focused hedge assets with liability valuations; (ii) reforming standard scenarios for AG 43 and C3 Phase II; (iii) standardizing capital market assumptions and aligning total asset requirements and reserves, and (iv) requiring Companies to classify reserving changes relating to adoption of VM-21 as a change in valuation basis, with additional disclosures regarding the phase-in period beginning January 1, 2020. The cumulative effect of the change in valuation basis is reported directly through surplus. The Company’s adoption of this revised statutory framework on VM-21 and AG 43 did not materially impact the financial statements.

In April 2016, the NAIC adopted a principle-based reserving (“PBR”) approach for life insurance products. PBR replaces the reserving methods for life insurance products for which the former formulaic basis for reserves may not accurately reflect the risks or costs of the obligations of the insurer. Although PBR became effective on January 1, 2017, there is a three-year phase-in period starting from January 1, 2017 through January 1, 2020 where companies have the option to value some or all applicable life insurance policies using PBR.

Beginning January 1, 2020, however, all companies not otherwise exempted must adopt and apply PBR for all newly issued life insurance policies. The Company has introduced updated versions of its individual life products in conjunction with the requirement to adopt PBR. These updated products are currently priced to support the principle-based statutory reserve level without the need for reserve financing. The Company has adopted PBR.

3.    BUSINESS COMBINATIONS AND GOODWILL
Statutory Purchase Method
Goodwill represents the excess of the amounts the Company paid to acquire subsidiaries and other businesses over the book value of their net assets at the date of acquisition. When indication of impairment exists, management tests goodwill for the impairment based upon estimates of the fair value of the acquired entity to which the goodwill relates and compares the carrying value of the acquired entity, including the recorded goodwill, to its estimated fair value at that date. Goodwill is considered impaired when the fair value of the investment in the acquired entity is less than the carrying value of the investment, including the recorded goodwill and the decline is considered other-than-temporary. Given changes in facts and circumstances, this test could lead to reductions in goodwill that could have an adverse effect on the Company’s financial condition.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The following tables present the goodwill held by the Company as of the dates indicated:

December 31, 2020
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill
		($ in millions)
NNE Holding LLC	4/24/2015	$16	$7	$—	$1	0.0%
Total		XXX	XXX	$—	$1	XXX

December 31, 2019
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill
		($ in millions)
Ada Cogen Holdings LP	12/10/2013	$5	$5	$2	$1	100.0%
NNE Holding LLC	4/24/2015	16	7	1	1	19.3%
Total		XXX	XXX	$3	$2	XXX
Impairment Loss
The Company did not recognize any impairment losses related to business combinations or goodwill during 2020.

Based on market performance throughout 2019, Amerimark’s Preferred and Common stock value was valued at $0, resulting in the impairment of the associated goodwill. Furthermore, the fair value was determined on a Multiples Approach using a valuation multiple of 5.8x. The amount that was charged to realized capital losses for the Company was $2 million during 2019.

4.    DIVESTED BUSINESS
The Company did not have any material discontinued operations during 2020, 2019 and 2018.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

5.     INVESTMENTS
5A.     Bonds and Stocks
The Company invests in both investment grade and below investment grade public and private bonds. The SVO evaluates the investments of insurers for statutory purposes and assigns bonds one of six categories called “NAIC Designations.” In general, NAIC Designations of “1” highest quality or “2” high quality, include bonds considered investment grade, which include securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s. NAIC Designations of “3” through “6” generally include bonds referred to as below investment grade, which include securities rated Ba1 or lower by Moody’s and BB+ or lower by Standard & Poor’s. Securities in these lowest four categories approximated 6.52% and 5.40% of the Company’s bonds as of December 31, 2020 and 2019, respectively.

The NAIC Designations for commercial mortgage-backed securities and non-agency residential mortgage-backed securities, including PICA’s asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third-party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized.

As a result of time lags between the funding of investments, the finalization of legal documents, and the completion of the SVO filing process, the bond portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO designations, the categorization of these securities by NAIC Designation is based on the expected ratings indicated by internal analysis.

The following tables set forth information relating to bonds and preferred stocks as of the dates indicated:

	December 31, 2020
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
US governments	$7,047	$2,104	$5	$9,146
All other governments	3,453	667	5	4,115
Political subdivisions of states, territories and possessions	690	157	—	847
Special revenue and special assessment obligation all non- guaranteed obligations of agencies	6,712	1,222	1	7,933
Hybrid Securities	314	83	1	396
Industrial & miscellaneous (unaffiliated)	76,685	9,798	243	86,240
Parent - subsidiaries and affiliates(1)	2,435	303	—	2,738
Total bonds	$97,336	$14,334	$255	$111,415

Unaffiliated Preferred Stocks
Redeemable	$41	$5	$—	$46
Non-redeemable	10	6	—	16
Total unaffiliated preferred stocks	$51	$11	$—	$62

(1) Includes $8 million of affiliated bank loans classified as unaffiliated bank loans in the December 31, 2020 Annual Statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

	December 31, 2019
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$6,748	$1,196	$4	$7,940
All other governments	4,024	459	7	4,476
Political subdivisions of states, territories and possessions	794	121	—	915
Special revenue and special assessment obligation all non guaranteed obligations of agencies	6,366	787	7	7,146
Industrial & miscellaneous (unaffiliated)	69,344	5,690	190	74,844
Parent, subsidiaries and affiliates	2,689	198	1	2,886
Hybrid Securities	307	69	3	373
Total bonds	$90,272	$8,520	$212	$98,580

Unaffiliated Preferred Stocks
Redeemable	$96	$13	$—	$109
Non-redeemable	5	1	—	6
Total unaffiliated preferred stocks	$101	$14	$—	$115

The following table sets forth the carrying amount and estimated fair value of bonds including (short-term investments) categorized by contractual maturity. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities, and other loan-backed, and structured securities are shown separately in the table below, as they are not due at a single maturity date.

	December 31, 2020		December 31, 2019
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(in millions)

Due in one year or less	$7,016	$7,059	$5,686	$5,711
Due after one year through five years	14,399	15,185	15,221	15,760
Due after five years through ten years	16,304	18,439	14,437	15,529
Due after ten years	36,902	45,935	32,518	38,021
Subtotal	$74,621	$86,618	$67,862	$75,021

Asset-backed securities	$8,037	$8,080	$7,658	$7,676
Commercial mortgage-backed securities	7,418	8,150	7,433	7,816
Residential mortgage-backed securities	1,428	1,594	1,572	1,707
Other loan backed and structured securities	7,738	8,879	6,612	7,226
Total	$99,242	$113,321	$91,137	$99,446

Proceeds from the sale of bonds were $3,956 million, $5,128 million, and $5,506 million for the years ended December 31, 2020, 2019 and 2018, respectively. Gross gains of $208 million, $126 million, and $82 million and gross losses of $50 million, $88 million, and $131 million were realized on such sales during the years ended December 31, 2020, 2019 and 2018, respectively.

Write-downs for impairments, which were deemed to be other-than-temporary, for bonds were $94 million, $84 million and $78 million, for preferred stocks were $0 million, $5 million and $1 million, and for unaffiliated common stocks were $8 million, $18 million and $15 million for the years ended December 31, 2020, 2019 and 2018, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The level of other-than-temporary impairments generally reflects economic conditions and is expected to increase when economic conditions worsen and to decrease when economic conditions improve. Historically, the causes of other-than-temporary impairments have been specific to each individual issuer and have not directly resulted in impairments to other securities within the same industry or geographic region. The Company may also realize additional credit and interest rate related losses through sales of investments pursuant to our credit risk and portfolio management objectives.

The following tables set forth the cost and fair value of bonds and unaffiliated preferred stock and common stock lots held for which the estimated fair value had temporarily declined and remained below cost as of the dates indicated:

	December 31, 2020
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$5,022	$4,932	$(90)	$3,991	$3,795	$(196)
Unaffiliated Preferred and Common stocks	11	10	(1)	3	3	—
Total	$5,033	$4,942	$(91)	$3,994	$3,798	$(196)

	December 31, 2019
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$6,619	$6,534	$(85)	$6,029	$5,705	$(324)
Unaffiliated Preferred and Common stocks	21	19	(2)	123	123	—
Total	$6,640	$6,553	$(87)	$6,152	$5,828	$(324)

These tables reflect the difference of cost and fair value for such lots and differs from gross unrealized losses reported in the previous table, which reflects the unrealized losses of aggregate lots of the identical bonds and unaffiliated preferred stocks due to the varying costs associated with each lot purchased. In accordance with its policy described in Note 1D, the Company concluded that an adjustment to surplus for other-than-temporary impairments for these bonds and stocks was not warranted at December 31, 2020 or 2019. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each bond. As of December 31, 2020, the Company does not intend to sell these bonds and stocks, and it is not more likely than not that the Company will be required to sell these bonds and stocks before the anticipated recovery of the remaining cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

5B.     Mortgage Loans
The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2020 were agricultural loans 4.58% and 2.30%; commercial loans 9.50% and 0.99%. The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2019 were agricultural loans 5.90% and 3.15%; commercial loans 8.50% and 1.27%. For the years ended December 31, 2020 and 2019 there were no purchase money mortgages loaned.
The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages is no greater than 80%, except loans made pursuant to title 17B, Chapter 20, Section 1h, Revised Statutes of New Jersey. The mortgage loans were geographically dispersed or distributed throughout the United States with the largest concentrations in California (27.31%), Texas (8.61%) and New York (8.27%) and included loans secured by properties in Europe, Australia, Mexico and Canada as of December 31, 2020. The mortgage loans were geographically dispersed or distributed throughout the United States with the largest concentrations in California (27.31%), New York (8.93%) and Texas (8.82%) and included loans secured by properties in Europe, Australia, Mexico and Canada as of December 31, 2019.
There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of December 31, 2020 and December 31, 2019.
The Company invests in investment grade and below investment grade mortgage loans. Investment grade reflects credit risk that is comparable to corporate bonds rated BBB-/Baa3 or better by S&P/Moody’s. There were $21,221 million of investment grade mortgage loans and $280 million of below investment grade mortgage loans as of December 31, 2020. There were $21,271 million of investment grade mortgage loans and $158 million of below investment grade mortgage loans as of December 31, 2019.
The portfolio is reviewed on an ongoing basis; and if certain criteria are met, loans are assigned one of the following “watch list” categories: 1) “Closely Monitored” includes a variety of considerations such as when loan metrics fall below acceptable levels, the borrower is not cooperative or has requested a material modification, or at the direction of the portfolio manager, 2) “Not in Good Standing” includes loans in default or there is a high probability of loss of principal, such as when the loan is in the process of foreclosure or the borrower is in bankruptcy. Our workout and special servicing professionals manage the loans on the watch list.
We establish an allowance for losses to provide for the risk of credit losses inherent in the lending process. The Company defines an impaired loan as a loan for which it estimates it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. Valuation allowance for an impaired loan is recorded based on the fair value of the collateral less the estimated costs to obtain and sell. The valuation allowance for mortgage loans can increase or decrease from period to period based on these factors.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The following tables set forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of the dates indicated:

	December 31, 2020
	Agricultural	Residential		Commercial
		Insured	All Other	Insured	All Other	Mezzanine	Total
	($ in millions)
Recorded Investment (All)
Current	$1,950	$—	$—	$—	$19,381	$73	$21,404
30-59 Days Past Due	33	—	—	—	—	—	33
60-89 Days Past Due	—	—	—	—	49	—	49
90-179 Days Past Due	15	—	—	—	—	—	15
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	—	—	—	—	—	—	—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	20	—	20

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

	December 31, 2019
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	($ in millions)
Recorded Investment (All)
Current	$1,655	$—	$—	$—	$19,700	$62	$21,417
30-59 Days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	12	—	—	—	—	—	12
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	6	—	—	—	—	—	6
Number of Loans	1	—	—	—	—	—	1
Percent Reduced	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	251	—	251

The Company did not have investments in impaired loans with or without allowance for credit losses and impaired loans subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan as of both December 31, 2020 and 2019.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The following tables set forth the investment in impaired loans - average recorded investment, interest income recognized, recorded investment on interest income recognized using a cash-basis method of accounting as of the dates indicated:

December 31, 2020
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	15	—	—	—	—	—	15
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

December 31, 2019
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	12	—	—	—	—	—	12
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

The Company did not have allowances for credit losses as of December 31, 2020 and 2019.

The Company did not have mortgage loans derecognized as a result of foreclosure as of December 31, 2020 and 2019.

5C.     Loan-Backed Securities
The Company has not elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Prepayment assumptions for loan-backed and structured securities were obtained from broker dealer survey values or internal estimates.
As of December 31, 2020, the Company had no loan-backed and structured securities, within the scope of SSAP No. 43R, with a recognized other-than-temporary impairment, classified on the basis of either a) intent to sell or b) inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The following table sets forth the amounts recorded in compliance with SSAP No. 43R as of the date indicated:

	December 31, 2020
CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Presented Value of Projected Cash Flows	Recognized Other-than-Temporary Impairment	Amortized Cost After Other-than-Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement where Reported
	(in millions)
00105HDZ6	$1	$1	$—	$1	$1	1Q20
84751PLP2	1	1	—	1	1	1Q20
84751PLP2	1	1	—	1	1	2Q20
32027NEE7	1	1	—	1	1	2Q20
00105HDZ6	—	—	—	—	—	3Q20
589929J58	1	1	—	1	1	3Q20
589929M47	—	—	—	—	—	3Q20
00105HDZ6	—	—	—	—	—	4Q20
Total	$5	$5	$—	$5	$5

As of December 31, 2020 , the following table represents all impaired securities for which an other-than-temporary-impairment has not been recognized in earnings as a realized loss, segregated by those securities that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve months or longer as of the dates indicated:

	December 31, 2020	December 31, 2019
	(in millions)
Aggregate amount of unrealized losses:
Less than 12 Months	$(11)	$(14)
12 Months or Longer	$(108)	$(110)

Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$2,680	$3,227
12 Months or Longer	$2,554	$2,822

Other-than-temporary impairment decisions are based upon a detailed analysis of a security’s underlying credit and cash flows.

5D.     Repurchase Agreements, Reverse Repurchase Agreements and Securities Lending
The Company conducts asset-based or secured financing within our insurance and other subsidiaries, including transactions such as securities lending, repurchase agreements and mortgage dollar rolls, in order to earn spread income, to borrow funds, or to facilitate trading activity. The collateral received in connection with these programs is primarily used to purchase securities in the short-term spread portfolios. Investments held in the short-term spread portfolios include cash and cash equivalents, short-term investments, and bonds, including mortgage- and asset-backed securities.
These programs are typically limited to securities in demand that can be loaned at relatively low financing rates. As such, the Company believes there is unused capacity available through these programs. Holdings of cash and cash equivalent investments in these short-term spread portfolios allow for further flexibility in sizing the portfolio to better match available financing. Current conditions in both the financing and investment markets are continuously monitored to appropriately manage the cost of funds, investment spreads, asset/liability duration matching and liquidity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Securities Lending
Securities Lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. The Company and NAIC policies require a minimum of 100% and 102% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans.
In the General Account, fair value of cash collateral received of $3,146 million and $2,797 million were invested in “Bonds” and “Cash and short-term investments” as of December 31, 2020 and 2019, respectively. This collateral is not restricted. The fair value of the securities on loan was $3,087 million and $2,694 million as of December 31, 2020 and 2019, respectively. A liability to return collateral received of $3,146 million and $2,797 million is included in “Cash collateral held for loaned securities” as of December 31, 2020 and 2019, respectively. There was no non-cash collateral not reflected in the Assets or Liabilities, Surplus and Other Funds. There was no collateral that extends beyond one year.
In the Separate Accounts, cash collateral received of $3,315 million and $2,769 million were invested in “Cash and short-term investments” as of December 31, 2020 and 2019, respectively. This collateral is not restricted. The fair value of the securities on loan was $3,259 million and $2,718 million as of December 31, 2020 and 2019, respectively. A liability to return collateral received of $3,319 million and $2,801 million (which includes $3 million and $32 million that has not yet settled) is included in “Cash collateral held for loaned securities” as of December 31, 2020 and 2019, respectively. Additionally, assets and a cash collateral liability of $8 million and $10 million were received for unaffiliated lending as of December 31, 2020 and 2019, respectively.
Securities Lending policies and procedures for the Separate Accounts are generally consistent with the General Account policies and procedures.
Collateral Received
For securities lending transactions, Company and NAIC policies require that 100% and 102% of the fair value of domestic and foreign securities, respectively, be maintained as collateral. The Company only accepts cash collateral; it does not accept collateral that can be sold or repledged.
The following tables sets forth “Cash collateral held for loaned securities” as of the dates indicated:

	Fair Value
	December 31, 2020	December 31, 2019
	(in millions)
Securities Lending:
Open	$3,146	$2,797
30 Days or Less	—	—
31 to 60 Days	—	—
61 to 90 Days	—	—
Greater Than 90 Days	—	—
Subtotal	$3,146	$2,797
Securities Received	—	—
Total Collateral Received	$3,146	$2,797

The aggregate fair value of all securities acquired from the use of the reinvested collateral was $3,101 million and $2,742 million including the investment in NAIC Exempt Federal National Mortgage Association (FNMA) pass-through securities as of December 31, 2020 and 2019, respectively.
In some instances, cash received as collateral is invested in cash equivalents, short-term, and long-term bonds.
The Company did not have any security lending transaction administered by an affiliate agent in which one line reporting of the reinvested collateral is used as of December 31, 2020 and 2019.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Collateral Reinvestment
The following table sets forth the reinvestment of the cash collateral and any securities which the Company or its agent receives for securities lending as of the dates indicated:

	December 31, 2020		December 31, 2019
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Securities Lending:
Open	$—	$—	$—	$—
30 Days or Less	338	341	311	313
31 to 60 Days	93	94	88	88
61 to 90 Days	128	128	66	66
91 to 120 Days	121	121	48	48
121 to 180 Days	216	217	204	204
181 to 365 Days	603	606	409	411
1 to 2 years	1,101	1,111	836	841
2 to 3 years	420	424	624	627
Greater than 3 years	58	59	145	144
Subtotal	$3,078	$3,101	$2,731	$2,742
Securities Received	—	—	—	—
Total Collateral Reinvested	$3,078	$3,101	$2,731	$2,742

The Company did not accept collateral that can be sold or repledged, it only accepts cash collateral.

The Company had no securities lending transactions that extend beyond one year from the reporting date as of both December 31, 2020 and 2019.

Repurchase Agreements Transactions Accounted for as Secured Borrowing

For repurchase agreements, Company and NAIC policies require a minimum of 95% of the fair value of securities under these agreements to be maintained as collateral. Please refer to Note 1D for the Company's policy for recognizing repurchase agreements. At December 31, 2020, the Company has sufficient assets to cover its secured borrowing liability.

The following table sets forth the repurchase agreements that were bilateral trades as of the dates indicated:

	December 31, 2020		December 31, 2019
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Open - No Maturity	$7,998	$7,065	$7,140	$6,812
Overnight	502	—	—	—
2 Days to 1 Week	502	—	—	—
>1 Week to 1 Month	502	497	—	—
>1 Month to 3 Months	497	—	—	—
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The following table sets forth the BACV of securities sold under repurchase agreements as of the dates indicated:

	December 31, 2020		December 31, 2019
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
BACV	$—	$5,726	$—	$5,725
Fair Value	8,684	7,722	7,251	6,893
The securities acquired were bonds with a designation of NAIC 1 with a BACV of $5,726 million and $5,725 million and a fair value of $7,722 million and $6,893 million as of December 31, 2020 and 2019, respectively.
The following table sets forth the cash collateral received as of the dates indicated:

	December 31, 2020		December 31, 2019
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$8,499	$7,562	$7,140	$6,812
Securities (FV)	—	—	—	—
The ending balance of cash collateral had no NAIC designation as of both December 31, 2020 and 2019.
The following table sets forth the allocation of aggregate collateral by remaining contractual maturity as of the dates indicated:

	December 31, 2020	December 31, 2019
	Fair Value	Fair Value
	(in millions)
Overnight and Continuous	$7,065	$6,812
30 Days or Less	497	—
31 to 90 Days	—	—
Greater than 90 Days	—	—
The following table sets forth the allocation of aggregate collateral reinvested as of the dates indicated:

	December 31, 2020		December 31, 2019
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
30 Days or Less	$814	$819	$758	$763
31 to 60 Days	225	225	214	214
61 to 90 Days	309	309	161	161
91 to 120 Days	291	292	116	116
121 to 180 Days	520	522	498	498
181 to 365 Days	1,449	1,457	997	1,000
1 to 2 Years	2,645	2,671	2,036	2,048
2 to 3 Years	1,009	1,018	1,520	1,526
Greater than 3 Years	138	142	353	352

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The following table sets forth the fair value of the security collateral pledged, and the total liability recognized to return cash collateral as of the dates indicated:

	December 31, 2020		December 31, 2019
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash Collateral	$8,499	$7,562	$7,140	$6,812
Securities Collateral (FV)	—	—	—	—
Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing
For reverse repurchase agreements Company and NAIC policies require a minimum of 100% of the fair value of securities under these agreements to be maintained as collateral. The securities underlying reverse repurchase agreements are U.S. Treasury bonds or agencies. Please refer to Note 1D for the Company’s policy for recognizing reverse repurchase agreements.
The following table sets forth the reverse repurchase agreements that used tri-party trades as of the dates indicated:

	December 31, 2020		December 31, 2019
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Open - No Maturity	$—	$—	$—	$—
Overnight	13	—	50	—
2 Days to 1 Week	13	—	80	—
>1 Week to 1 Month	—	—	—	—
>1 Month to 3 Months	—	—	13	13
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—
The Company did not have any securities sold or outstanding for which the repo agreement defaulted as of December 31, 2020 and 2019.

The following table sets forth the fair value of securities acquired under reverse repurchase agreements as of the dates indicated:

	December 31, 2020	December 31, 2019
	(in millions)
Maximum Amount	$13	$80
Ending Balance	—	13
The securities acquired were bonds with a designation of NAIC 1 with a fair value of $0 million and $13 million as of December 31, 2020 and 2019, respectively.
The following table sets forth the fair value of the security collateral pledged as of the dates indicated:

	December 31, 2020		December 31, 2019
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Cash	$—	$—	$—	$—
Securities (FV)	13	—	82	13
Securities (BACV)		—		13

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The following table sets forth the allocation of aggregate collateral pledged by remaining contractual maturity as of the dates indicated:

	December 31, 2020	December 31, 2019
	Fair Value	Fair Value
(in millions)
Overnight and Continuous	$—	$—
30 Days or Less	—	—
61 to 90 Days	—	13
Greater than 90 Days	—	—
The following table sets forth the recognized receivable for the return cash collateral as of the dates indicated:

	December 31, 2020		December 31, 2019
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$13	$—	$80	$13
Securities (FV)	—	—	—	—
The following table sets forth the total liability recognized to return collateral (repo securities sold/acquired with securities collateral) as of the dates indicated:

	December 31, 2020		December 31, 2019
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Repo Securities Sold/Acquired with Cash Collateral	$13	$—	$80	$13
Repo Securities Sold/Acquired with Securities Collateral (FV)	—	—	—	—

5E. Real Estate
The Company recorded less than $1 million and $1 million of gains on the sale of real estate during the years ended December 31, 2020 and 2019, respectively. There were no impairment losses recognized on real estate for the years ended December 31, 2020 and 2019.
The Company classified $310 million and $274 million as real estate occupied by the Company as of December 31, 2020 and 2019, respectively.
The Company classified $160 million (less $122 million of encumbrances) and $258 million (less $255 million of encumbrances) as real estate held for the production of income as of December 31, 2020 and 2019, respectively.
The Company did not classify any real estate as held for sale as of both December 31, 2020 and 2019.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

5F.     Other Invested Assets
The following table sets forth the composition of the Company's other invested assets as of the dates indicated:

	December 31, 2020		December 31, 2019
	Carrying Value	% of Total	Carrying Value	% of Total

	($ in millions)
Joint venture and limited partnerships interests in real estate	$406	5.1%	$346	5.1%
Joint venture and limited partnerships interests in common stock	5,949	74.2	5,164	76.7
Joint venture and limited partnerships interests in fixed income	511	6.4	516	7.7
Joint venture and limited partnerships interests - other	674	8.4	543	8.1
Subtotal - Other Invested Assets	$7,540	94.1%	$6,569	97.6%
Receivables for Securities	244	3.0	82	1.2
Cash collateral for variation margin	232	2.9	83	1.2
Total Other Invested Assets	$8,016	100.0%	$6,734	100.0%

5G.     Other Investment Disclosures
Troubled Debt Restructuring
The following table sets forth the restructured mortgage loans as of the dates indicated:

	December 31, 2020	December 31, 2019
(in millions)
Total recorded investment in restructuring loans	$2	$—
Total related realized capital losses	—	—
Total contractual commitments to extend credit to debtors owning receivables whose terms have been modified in trouble debt restructurings	—	—

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than ninety days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.
Reverse Mortgages

The Company did not have reverse mortgages as of December 31, 2020 and 2019.

Low-Income Housing Tax Credits
The Company had $49 million, $46 million and $28 million of low-income housing tax credits (“LIHTC”) and other tax benefits for the years ended December 31, 2020, 2019 and 2018, respectively. The Company had $188 million and $151 million of LIHTC property investments as of December 31, 2020 and 2019, respectively. These investments are included in “Other invested assets.” The number of years remaining of unexpired tax credits and required holding periods are as follows: 0-5 years – 2 investments, 6-10 years – 4 investments, over 10 years – 2 investments as of December 31, 2020 and 0-5 years - 2 investments, 6-10 years - 4 investments, over 10 years - 2 investments as of December 31, 2019. None of the LIHTC investments are currently subject to any regulatory reviews and there are no commitments or contingent commitments anticipated to be paid. There were no impairments on LIHTC property investments for the years ended December 31, 2020 and 2019.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Restricted Assets
The following table sets forth restricted assets (including pledged) as of the date indicated:

	December 31, 2020
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	2,556	—	3,255	—	5,811	—	5,811	1.8%	1.9%
Subject to repurchase agreements	5,726	—	—	—	5,726	—	5,726	1.8%	1.8%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	510	—	—	—	510	—	510	0.2%	0.2%
FHLB capital stock	147	—	—	—	147	—	147	0.1%	0.1%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	2,814	—	—	—	2,814	—	2,814	0.9%	0.9%
Pledged as collateral not captured in other categories	18,203	—	593	—	18,796	—	18,796	6.0%	6.0%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$29,961	$—	$3,848	$—	$33,809	$—	$33,809	10.8%	10.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2020
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$440	$—	$592	$—	$1,032	$—	$1,032	0.3%	0.3%
Reinsurance Trust Assets	17,763	—	—	—	17,763	—	17,763	5.7%	5.7%
Total	$18,203	$—	$592	$—	$18,795	$—	$18,795	6.0%	6.0%

The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the date indicated:

	December 31, 2020
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$3,180	$1,492	2.0%	2.1%
Bonds	21,802	23,765	13.8%	14.1%
Mortgage loans	4,271	4,475	2.7%	2.8%
Preferred stocks	2	3	0.0%	0.0%
Other invested assets	13	15	0.0%	0.0%
Other	661	2,780	0.4%	0.4%
Total General Account	$29,929	$32,530	18.9%	19.4%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$3,076	$3,076	2.0%	2.0%
Bonds	192	192	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	157	0.0%	0.0%
Total Separate Account	$3,268	$3,425	2.1%	2.1%

	December 31, 2020
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$10,708	7.5%
Recognized Obligation to Return Collateral Asset (Separate Account)	$3,392	2.2%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The following table sets forth restricted assets (including pledged) as of the date indicated:

	December 31, 2019
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	2,390	—	2,719	—	5,109	—	5,109	1.7%	1.7%
Subject to repurchase agreements	5,725	—	20	—	5,745	—	5,745	1.9%	2.0%
Subject to reverse repurchase agreements	13	—	—	—	13	—	13	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	50	—	—	—	50	—	50	0.0%	0.0%
FHLB Capital Stock	30	—	—	—	30	—	30	0.0%	0.0%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral not captured in other categories	12,370	—	446	—	12,816	—	12,816	4.3%	4.4%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets (1)	$20,583	$—	$3,185	$—	$23,768	$—	$23,768	7.9%	8.1%

(1) Amounts for 2019 have been revised to correct previously reported amounts.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2019
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$227	$—	$446	$—	$673	$—	$673	0.2%	0.2%
Reinsurance Trust Assets	12,143	—	—	—	12,143	—	12,143	4.1%	4.2%
Total (1)	$12,370	$—	$446	$—	$12,816	$—	$12,816	4.3%	4.4%
(1) Amounts for 2019 have been revised to correct previously reported amounts.

The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the date indicated:

	December 31, 2019
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$972	$971	0.6%	0.7%
Bonds	16,528	17,494	11.0%	11.3%
Mortgage loans	4,276	4,409	2.9%	2.9%
Common stocks	—	—	0.0%	0.0%
Other invested assets	14	15	0.0%	0.0%
Other	(36)	(36)	0.0%	0.0%
Total General Account	$21,754	$22,853	14.5%	14.9%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,591	$2,591	1.8%	1.8%
Bonds	206	194	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	—	0.0%	0.0%
Total Separate Account	$2,797	$2,785	1.9%	1.9%

	December 31, 2019
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$9,609	7.1%
Recognized Obligation to Return Collateral Asset (Separate Account)	$2,801	1.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Net Investment Income
Interest overdue is accrued up to a maximum of ninety days. If accrued interest is more than ninety days overdue, it is reversed and recognized as income when received.
Income is not accrued on bonds in or near default and is excluded from “Net investment income.” Bond income not accrued was $40 million, $35 million and $27 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company did not have any interest on mortgage loans over ninety days due for the years ended December 31, 2020, 2019 and 2018.
Real estate rent that is in arrears for more than three months or the collection of rent that is uncertain is non-admitted and excluded from “Net investment income.” There was no non-admitted due and accrued rental income on real estate for the years ended December 31, 2020, 2019 and 2018.

Other invested assets had no non-admitted due and accrued income for the years ended December 31, 2020, 2019 and 2018.

The following table sets forth “Net investment income” for the years ended December 31:

	2020	2019	2018
	(in millions)

Bonds	$3,681	$3,760	$3,506
Stocks	198	442	410
Mortgage loans	865	897	821
Contract loans	140	147	147
Cash, cash equivalents, and short-term investments	58	115	102
Other investments	579	724	706
Total gross investment income	5,521	6,085	5,692
Less investment expenses	(703)	(889)	(812)
Net investment income before amortization of IMR	4,818	5,196	4,880
Amortization of IMR	108	41	16
Net investment income	$4,926	$5,237	$4,896
The following table sets forth “Net realized capital gains (losses)” for the years ended December 31:

	2020	2019	2018
	(in millions)

Bonds	$147	$(44)	$(124)
Stocks	(77)	10	53
Mortgage loans	(8)	(21)	(11)
Derivative instruments	526	755	(273)
Other invested assets	25	(16)	58
Gross realized capital gains (losses)	613	684	(297)
Capital gains tax	(59)	(175)	(51)
IMR transfers, net of tax	(759)	(648)	269
Net realized capital (losses)	$(205)	$(139)	$(79)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Sub-prime Mortgage Related Risk Exposure
While there is no market standard definition, the Company defines sub-prime mortgages as residential mortgages that are originated to weaker quality obligors as indicated by weaker credit scores, as well as mortgages with higher loan to value ratios, or limited documentation.
The Company did not have direct exposure through investments in subprime mortgage loans.
The Company’s exposure to sub-prime mortgage loans is through other investments. The following tables set forth the composition of our asset-backed securities collateralized by sub-prime mortgages as of the dates indicated:

	December 31, 2020
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$100	$100	$162	$—
Total	$100	$100	$162	$—

	December 31, 2019
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$148	$148	$220	$—
Total	$148	$148	$220	$—

The residential mortgage-backed securities in the table above are rated by nationally recognized rating agencies. In making our investment decisions, the Company assigns internal ratings to our asset-backed securities based upon our dedicated asset-backed securities unit’s independent evaluation of the underlying collateral and securitization structure.
The Company did not have underwriting exposure to sub-prime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage.
Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk
During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments and financial guarantees. Commitments primarily include commitments to fund investments in private placement securities, limited partnerships and other investments, as well as commitments to originate mortgage loans. As of December 31, 2020 and 2019, these commitments were $6,466 million and $5,208 million, respectively.
The Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $1,485 million and $987 million at December 31, 2020 and 2019, respectively. The credit default swaps generally have maturities of five years or less.
In the course of the Company’s business, it provides certain financial guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future. As of December 31, 2020 and 2019, financial guarantees issued by the Company were $86,273 million and $80,021 million, respectively, primarily comprised of certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. At December 31, 2020 and 2019, such contracts in force carried a total guaranteed value of $86,264 million and $80,009 million, respectively. These guarantees are supported by collateral that is not reflected on the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. This collateral had a fair value of $90,612 million and $81,604

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

million at December 31, 2020 and 2019, respectively. The remaining $9 million is due to a guarantee on behalf of a previously owned investment subsidiary, Washington Street Investments, LLC.
Netting and Offsetting of Assets and Liabilities
The Company did not have any applicable transactions that are offset and reported net in accordance with SSAP No. 64, “Offsetting and Netting of Assets and Liabilities.”
5* Securities
The following table sets forth the NAIC 5* securities as of the dates indicated:

	December 31, 2020			December 31, 2019
	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value
	($ in millions)
Investment:
Bonds	23	$115	$106	24	$120	$123
LB&SS	16	43	43	11	32	32
Preferred stock	1	2	2	—	—	—
Total	40	$160	$151	35	$152	$155

Prepayment Penalties

The following table sets forth the prepayment penalty and acceleration fees for the years ended:

	December 31, 2020		December 31, 2019		December 31, 2018
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account

	($ in millions)
Prepayment Penalty and Acceleration Fees:
Number of CUSIPs	152	—	150	—	133	—
Aggregate Amount of investment income	$77	$—	$95	$—	$45	$—

6.    SUBSEQUENT EVENTS
Type 1 – Recognized Subsequent Events:
Subsequent events have been considered through April 8, 2021, the date these audited financial statements were issued.
Type 2 – Non-recognized Subsequent Events:
Subsequent events have been considered through April 8, 2021, the date these audited financial statements were issued.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

7.     REINSURANCE
The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth, limit the maximum net loss potential arising from large risks, and manage capital, as well as certain risks associated with its products. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, coinsurance and modified coinsurance.

Total direct, assumed and ceded premiums for the years ended December 31, are as follows:

	2020	2019	2018
	(in millions)
Premiums:
Direct	$19,740	$25,525	$26,870
Assumed	11,986	10,459	9,241
Ceded	6,564	6,238	5,632

The Company has reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The total amount of reinsurance credits taken as a reduction of liability for these agreements in this statement is $0 million, $153 million and $113 million for the years ending December 31, 2020, 2019 and 2018, respectively.

The Company executed new reinsurance agreements with external counterparties and the reinsurance reserve credits for individual life and group insurance were $0 million and $0 million as of December 31, 2020, respectively, $3 million and $90 million as of December 31, 2019, respectively, and $6 million and $135 million as of December 31, 2018, respectively.

The Company has written off or reported in its operations the following amounts during the years ending December 31, 2020, 2019 and 2018 as a result of uncollectible or commutated reinsurance with the respective companies:

	Uncollectible Reinsurance			Commutation of Reinsurance
	2020	2019	2018	2020	2019	2018
	(in thousands)
Claims incurred	$—	$—	$—	$—	$—	$—
Claims adjustment expenses incurred	—	—	—	—	—	—
Premiums earned	—	—	—	—	5,350	—
Other	—	—	—	—	—	—
Company:
Employers Reinsurance Corporation	—	—	—	—	1,000	—
Exchange Indemnity Corporation	—	—	—	—	50	—
MHL Reinsurance LTD	—	—	—	—	4,300	—

Most of the Company’s ceded reinsurance is undertaken as indemnity reinsurance, which does not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable, recording an allowance when necessary for uncollectable reinsurance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The amounts related to reinsurance agreements as of and for the years ended December 31, are as follows:

	Policy and Claim Reserves			Premiums
	2020	2019	2018	2020	2019	2018
	(in millions)
Assumed from affiliated insurers	$30,177	$25,878	$22,496	$7,399	$7,212	$6,302
Assumed from unaffiliated insurers	18,506	17,305	16,786	4,587	3,247	2,939
Total reinsurance assumed	$48,683	$43,183	$39,282	$11,986	$10,459	$9,241

Ceded to affiliated insurers	$62,196	$62,579	$62,879	$2,410	$2,664	$2,757
Ceded to unaffiliated insurers	3,018	3,001	2,968	4,154	3,574	2,875
Total reinsurance ceded	$65,214	$65,580	$65,847	$6,564	$6,238	$5,632

Individual Life

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2020	2019	2018	2020	2019	2018
	(in millions)
Assumed:
DART	$213	$201	$102	$90	$148	$117
GUL Re	108	100	97	76	68	66
Term Re	454	437	423	270	236	211
PURC	161	148	136	92	83	74
PARU	973	938	921	478	442	422
PAR Term	417	422	384	314	301	230
Pramerica	—	—	1	—	(1)	—
PARCC	715	713	691	594	605	524
PLAZ	274	268	290	238	224	245
PLNJ	50	48	50	43	41	44
Affiliated total	3,365	3,275	3,095	2,195	2,147	1,933
Unaffiliated	16,044	15,453	15,074	956	1,029	1,097
Unaffiliated total	16,044	15,453	15,074	956	1,029	1,097
Total	$19,409	$18,728	$18,169	$3,151	$3,176	$3,030

Ceded:
PLAZ	$11,860	$11,187	$10,752	$371	$417	$444
DART	—	—	—	—	—	(2)
Affiliated total	11,860	11,187	10,752	371	417	442
Unaffiliated	2,791	2,793	2,775	1,537	1,467	1,414
Unaffiliated total	2,791	2,793	2,775	1,537	1,467	1,414
Total	$14,651	$13,980	$13,527	$1,908	$1,884	$1,856

DART

Effective January 1, 2018, the Company entered into a yearly renewable term (“YRT”) agreement with a subsidiary, Dryden Arizona Reinsurance Term Company (“DART”), that states DART will retrocede 95% to 100% of the mortality risk on each policy assumed from Pruco Life Insurance Company of Arizona (“PLAZ”) and Pruco Life Insurance Company of New Jersey (“PLNJ”).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

GUL Re

Effective January 1, 2017, the Company entered into a YRT agreement with a subsidiary, Gibraltar Universal Life Reinsurance Company (“GUL Re”), that states GUL Re will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and GUL Re. The agreement covers Universal Life (“UL”) policies with effective dates of January 1, 2017 and later, excluding policies that utilize a principles-based reserving methodology. Under this agreement, GUL Re retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. Effective July 1, 2017, the Company amended the agreement with GUL Re to include policies with effective dates prior to January 1, 2014. The amendment states that GUL Re will retrocede 27% of the net amount at risk related to the first $1 million of face amount and 30% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and GUL Re. Under this amended agreement, GUL Re retains between 0% and 3% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $30,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company.

Term Re

Effective January 1, 2014, the Company entered into a YRT agreement with a subsidiary, Prudential Term Reinsurance Company (“Term Re”), that states Term Re will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

PURC

Effective October 1, 2013, the Company entered into a YRT agreement with a subsidiary, Prudential Universal Reinsurance Company (“PURC”), that states PURC will retrocede 63% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PURC (i.e., UL policies with effective dates of 2011 and 2012). Under this agreement, PURC retains between 0% and 7% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $70,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In July 2013, the Company amended the agreement with PURC for policies with effective dates of January 1, 2014 and later. The amendment states that PURC will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PURC. Under this amended agreement, PURC retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In third quarter 2014, the Company amended this YRT agreement to include the additional business assumed from PLAZ (i.e., under the coinsurance agreement between PLAZ and PURC, which was amended to include UL policies with effective dates of 2013, covering the same terms as the original agreement for policies with effective dates of 2011 and 2012 as indicated above). PURC also retains 100% of the supplemental benefits and riders on these policies assumed from PLAZ and PLNJ under the coinsurance agreements, excluding the Target Term Rider, Estate Protection Rider and the Living Needs Benefit Rider.

PARU

Effective January 1, 2013, the Company also entered into an agreement with a subsidiary, Prudential Arizona Reinsurance Universal Company (“PARU”), to assume 95% of the face amount of mortality risk on the first $1 million and 100% of the mortality risk in excess of $1 million on the Hartford Guaranteed Universal Life (“GUL”) business assumed from PLAZ. Under this agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. For select GUL policies where Hartford reinsured a portion of the no-lapse risk with external reinsurers and where those reinsurance agreements have been novated from Hartford to the Company, PARU retrocedes that same percentage of no-lapse risk to the Company.

Effective July 1, 2011, the Company entered into a YRT agreement with this same subsidiary, that states PARU will retrocede 63% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PARU (i.e., UL policies with effective dates prior to January 1, 2011). Under this agreement, PARU retains between 0% and 7% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $70,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In July 2012, the Company amended the agreement with PARU. The amendment states that PARU will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLNJ under the coinsurance agreement between PLNJ and PARU. Under this amended agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLNJ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. PARU also retains 100% of the supplemental benefits and riders on these policies assumed from PLAZ and PLNJ under the coinsurance agreements,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

excluding the Target Term Rider, Estate Protection Rider and the Living Needs Benefit Rider. In third quarter 2013, the Company amended this YRT agreement to include the additional business assumed from PLAZ (i.e., under the coinsurance agreement between PLAZ and PARU, which was amended to include UL policies with effective dates of 2011 as indicated above). Additionally, in fourth quarter 2013, the Company entered into a novation and assumption agreement with PURC and PARU to have PARU released and discharged from the YRT reinsurance related to the 2011 and 2012 business, which is now being coinsured with PURC and retroceded to the Company through YRT reinsurance.

PAR Term

Effective January 1, 2010, the Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Term Company (“PAR Term”), that states PAR Term will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

Pramerica

Effective June 24, 2008, the Company entered into a reinsurance agreement with Pramerica to reinsure up to 100% of the policy risk associated with Private Placement Variable Universal Life policies. In addition, the Company has agreed to reinsure excess loss through a YRT contract.

PARCC

Effective August 1, 2004, the Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Captive Company (“PARCC”), to assume up to 100% of its mortality risk associated with certain term life insurance contracts. The Company subsequently entered into yearly renewable agreements to cede up to 100% of the mortality risk assumed from PARCC to external reinsurers.

PLAZ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLAZ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products. Effective July 1, 2019, the agreement between PLAZ and PICA was recaptured for any risk on term products that are coinsured from PLAZ to the term captives PAR Term and PARCC, due to the coinsurance increasing to 100%. Also, effective January 2, 2013, the Company entered into two agreements with PLAZ to retrocede the portion of the Hartford assumed business (From Individual Life Insurance “ILI” and Hartford Life Insurance Company (“HLIC”) entities) that is classified as GUL.

PLNJ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLNJ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products.

Unaffiliated

Life reinsurance is accomplished through various plans of reinsurance, primarily YRT, per person excess, excess of loss, and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the individual life mortality risk. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. The Company has historically retained up to $30 million per life, but reduced its retention limit to $20 million per life beginning in 2013.

On January 2, 2013, the Company acquired the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”) through a reinsurance transaction. Under the terms of the agreement, the Company paid The Hartford a cash consideration of $615 million consisting primarily of a ceding commission to provide reinsurance for approximately 700,000 Hartford life insurance policies with a net retained face amount in force of approximately $141 billion. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired business beginning from the date of acquisition.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Closed Block

The Company has ceded to an affiliated insurer as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2020	2019	2018	2020	2019	2018
	(in millions)
Ceded:
PLIC	$50,336	$51,392	$52,127	$1,973	$2,196	$2,291
Affiliated total	$50,336	$51,392	$52,127	$1,973	$2,196	$2,291

PLIC

The Plan of Reorganization provided that Prudential Insurance may, with the prior consent of the New Jersey Commissioner of Banking and Insurance, enter into agreements to transfer to a third party all or any part of the risks under the Closed Block policies. Effective January 1, 2015, the Company recaptured 100% of the remaining Closed Block policies in force covered by these agreements. Concurrently, on January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary, PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. The only exceptions to the 100% coinsurance arrangement are as follows (1) the policyholder dividend liability which will be reinsured from the Company to PLIC on a 100% modified coinsurance basis (2) 10% of the Closed Block’s New York policies, which will be retained by the Company on both the coinsurance and modified coinsurance agreements; and (3) certain Closed Block policies that were previously reinsured externally. In connection with this reinsurance transaction, the Company ceded approximately $58 billion of assets into a newly established statutory guaranteed separate account of PLIC. Concurrently, the Company ceded approximately $5 billion of assets to PLIC to support the securities lending program.

Individual Annuities

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2020	2019	2018	2020	2019	2018
	(in millions)
Assumed:
PLNJ	$594	$508	$514	$432	$893	$817
PALAC	151	170	223	5	3	6
Affiliated total	745	678	737	437	896	823
Unaffiliated	1,563	1,679	1,555	10	6	23
Unaffiliated total	1,563	1,679	1,555	10	6	23
Total	$2,308	$2,357	$2,292	$447	$902	$846

PLNJ

Effective April 1, 2016, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, from PLNJ. This reinsurance agreement covers new and in force business and excludes business reinsured externally. As of December 31, 2020, PLNJ discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between PLNJ and the Company. The product risks related to the reinsured business are being managed in the Company. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within the Company.

PALAC
Effective December 31, 2015, the Company entered into a reinsurance agreement with Prudential Annuities Life Assurance Company (“PALAC”) for its deferred variable annuity business written in New York on a whole contract basis where of the general account liabilities will be reinsured on a coinsurance basis, and the separate account and Market Value Adjusted liabilities will be reinsured on a modified coinsurance basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Unaffiliated

Effective June 1, 2006, the Company acquired the variable annuity business of Allstate Financial (“Allstate”) through a reinsurance transaction for $635 million pre-tax of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangement with Allstate included a coinsurance arrangement associated with the separate account assets and liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired variable annuity business beginning from the date of acquisition.

Retirement

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2020	2019	2018	2020	2019	2018
	(in millions)
Assumed:
PLAZ	$2	$3	$3	$—	$—	$—
Affiliated total	2	3	3	—	—	—
Unaffiliated	891	166	149	3,619	2,211	1,818
Unaffiliated total	891	166	149	3,619	2,211	1,818
Total	$893	$169	$152	$3,619	$2,211	$1,818

PLAZ

Effective July 31, 1984, the Company has entered into a Group Annuity Contract reinsurance agreement with PLAZ, a subsidiary of the Company, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract.

Unaffiliated

Since 2014, the Company has entered into reinsurance agreements to assume longevity risk in the United Kingdom. Under these arrangements, the Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. The Company has secured collateral from its counterparties to minimize counterparty default risk. As of December 31, 2020, the Company has reserves of $728 million to cover the asset and longevity risk associated with the pension benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

International

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2020	2019	2018	2020	2019	2018
	(in millions)
Assumed (1):
Prudential Life Insurance Co., Ltd. (Japan)	$19,006	$16,442	$14,431	$3,323	$2,765	$2,314
Prudential Gibraltar Financial Life Insurance Co., Ltd.	7,059	5,480	4,230	1,443	1,402	1,230
Affiliated total	$26,065	$21,922	$18,661	$4,766	$4,167	$3,544

Ceded (1):
Prudential Seguros, S.A.	$—	$—	$—	$1	$1	$1
Prudential Seguros Mexico, S.A. de C.V.	—	—	—	46	30	3
Affiliated total	—	—	—	47	31	4
Unaffiliated	—	—	—	4	3	3
Unaffiliated total	—	—	—	4	3	3
Total	$—	$—	$—	$51	$34	$7

(1) Effective 2020, the reinsurance amounts with Prudential Life Insurance Co. of Korea, Ltd. and Prudential Life Insurance Company of Taiwan Inc. were excluded from the International Business and included in the divested and run-off businesses in Other Business. Prior period amounts have been updated to conform to current period presentation.

Affiliated

The Company reinsures certain individual life insurance policies through excess risk term contracts. In addition, the Company has entered into coinsurance agreements for U.S. dollar-denominated policies sold by The Prudential Life Insurance Company, Ltd. (Japan) (“POJ”) and Prudential Gibraltar Financial Life Insurance Co. Ltd. For these reinsurance policies assumed through excess risk term contracts, the Company retrocedes a portion of these reinsurance policies to foreign subsidiary companies of Prudential Financial.

During the second quarter of 2016, a trust was established for the benefit of certain policyholders related to a reinsurance agreement between the Company and POJ. Total assets of $10.5 billion related to this trust arrangement were on deposit with trustees as of December 31, 2020.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Group Insurance

The Company has assumed from and ceded to unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2020	2019	2018	2020	2019	2018
	(in millions)
Assumed:
Unaffiliated	$7	$7	$8	$1	$1	$1
Unaffiliated total	$7	$7	$8	$1	$1	$1

Ceded:
Unaffiliated	$213	$192	$174	$2,612	$2,103	$1,457
Unaffiliated total	$213	$192	$174	$2,612	$2,103	$1,457

Unaffiliated

Group Insurance uses reinsurance primarily to limit losses from large claims, in response to client requests and for capital management purposes.

Other Business

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2020	2019	2018	2020	2019	2018
	(in millions)
Assumed (1):
Prudential Life Insurance Co. of Korea, Ltd.	$—	$—	$—	$1	$2	$2
Affiliated total	—	—	—	1	2	2
Unaffiliated	1	—	—	1	—	—
Unaffiliated total	1	—	—	1	—	—
Total	$1	$—	$—	$2	$2	$2

Ceded (1):
Prudential Life Insurance Company of Taiwan Inc.	$—	$—	$—	$19	$20	$20
Affiliated total	—	—	—	19	20	20
Unaffiliated	14	16	19	1	1	1
Unaffiliated total	14	16	19	1	1	1
Total	$14	$16	$19	$20	$21	$21

(1) Effective 2020, the reinsurance amounts with Prudential Life Insurance Co. of Korea, Ltd. and Prudential Life Insurance Company of Taiwan Inc. were excluded from the International Business and included in the divested and run-off businesses in Other Business. Prior period amounts have been updated to conform to current period presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

8.     DERIVATIVE INSTRUMENTS
The Company uses derivatives to manage risks from changes in interest rates or foreign currency values, to alter interest rate or currency exposures arising from mismatches between assets and liabilities (including duration mismatches), to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments, and to replicate the investment performance of otherwise permissible investments. Insurance statutes restrict the Company’s use of derivatives primarily to hedging, income generation, and replication activities intended to offset changes in the market value and cash flows of assets held, obligations, and anticipated transactions and prohibit the use of derivatives for speculation.

The Company, at inception, may designate derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment; (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability; (3) a foreign-currency fair value or cash flow hedge; (4) a hedge of the foreign currency exposure of a net investment in a foreign operation or (5) a derivative that does not qualify for hedge accounting, including replications.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.
Upon termination of a derivative that qualified for hedge accounting, the gain or loss is reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur. The qualifying cash flow hedges are related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments and certain forecasted transactions. The maximum length of time for which these variable cash flows are hedged was 38 years and 39 years, as of December 31, 2020 and 2019, respectively.
To the extent that the Company chooses not to designate its derivatives for hedge accounting or designated derivatives no longer meet the criteria of an effective hedge, the changes in their fair value are included in “Change in net unrealized capital gains (losses)” without considering changes in fair value of the hedged item. Accruals of interest income, expense and related cash flows on swaps are reported in “Net investment income.” Upon termination of a derivative that does not qualify for hedge accounting, the gain or loss is included in “Net realized capital gains (losses).” In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR.
Types of Derivative Instruments and Derivative Strategies
Derivative instruments used by the Company include currency swaps, currency forwards, interest rate swaps, interest rate options, total return swaps, treasury futures, equity options (including rights and warrants), equity futures, and credit default swaps. For those hedge transactions which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded in a manner consistent with the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction. For hedges of net investments in a foreign operation, changes in fair value of such derivatives, to the extent effective, are recorded in “Change in net unrealized capital gains.” In measuring effectiveness, with respect to certain hedge relationships, the Company’s risk management strategy may define specific risk being hedged and it may exclude specific components of derivatives gains or losses unrelated to the defined risk; such excluded components are recognized in “Change in net unrealized capital gains” over the term of the hedge relationship.
Interest Rate Contracts
Interest rate swaps, options, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Equity Contracts
Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices. These derivatives do not qualify for hedge accounting.
Equity index options and futures are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These equity options do not qualify for hedge accounting.
Foreign Exchange Contracts
Currency derivatives, including currency forwards and swaps are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses, primarily its international insurance and investments operations. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Other Contracts
The Company uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.
Credit Derivatives
Credit default swaps are used by the Company in conjunction with fixed income investments as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions entered into in conjunction with other investments in order to produce the investment characteristics of otherwise permissible investments. Credit default swaps used in RSATs are carried at amortized cost with premiums received on such transactions recorded to “Net investment income” over the life of the contract and loss payouts, if any, are recorded as “Net realized capital gains (losses).” The Company also uses credit default swaps to hedge exposures in its investment portfolios. Such contracts are not designated as replications, and they are used in relationships that do not qualify for hedge accounting.
Credit derivatives, where the Company has written credit protection on a single name reference, had outstanding notional amounts of $0 million and $100 million as of December 31, 2020 and 2019, respectively. These credit derivatives are reported at fair value as an asset of $0 million and $1 million, as of December 31, 2020 and 2019, respectively. As of December 31, 2020 these credit derivatives’ notionals had the following NAIC ratings: $0 million in NAIC 1, $0 million in NAIC 2, and $0 million in NAIC 3. As of December 31, 2019, these credit derivatives’ notionals had the following NAIC ratings: $36 million in NAIC 1, $60 million in NAIC 2, and $4 million in NAIC 3. The Company has also written credit protection on certain index references with notional amounts of $1,485 million and $887 million, reported at fair value as an asset of $24 million and $39 million as of December 31, 2020 and 2019, respectively. As of December 31, 2020, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1, $1,435 million in NAIC 3, and $0 million in NAIC 6. As of December 31, 2019, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1, $570 million in NAIC 3, and $267 million in NAIC 6. NAIC designations are based on the lowest rated single name reference included in the index.
The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying securities becomes worthless. These single name credit derivatives have matured, while the credit protection on the index reference has a maturity of less than 27 years. These credit derivatives are accounted for as RSATs.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2020 and 2019, the Company had $69 million and $0 million of outstanding notional amounts, reported at fair value as $7 million and $0 million of liability, respectively.
Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s OTC derivative transactions are represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements. Also, the Company enters into exchange-traded futures and transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.
Substantially all of the Company’s OTC derivative contracts are transacted with a subsidiary, Prudential Global Funding, LLC (“PGF”). In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with major international financial institutions and other credit worthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
The net cash collateral that would need to be returned by the Company was $978 million and $1,969 million as of December 31, 2020 and 2019, respectively.
The net fair value of securities pledged as collateral to the Company was $621 million and $49 million as of December 31, 2020 and 2019, respectively.
The table below depicts the derivatives owned by the Company as of December 31, 2020 and 2019:

	Derivatives Financial Instruments
	December 31, 2020			December 31, 2019
		Carrying	Estimated		Carrying	Estimated
	Notional	Amount	Fair Value	Notional	Amount	Fair Value

	(in millions)
Options:
Assets	$2,342	$142	$142	$1,465	$49	$49
Liabilities	$216	$30	$30	$207	$14	$14
Swaps:
Assets	26,095	4,682	5,388	31,308	3,401	3,723
Liabilities	31,155	3,077	3,100	26,723	1,289	1,361
Forwards:
Assets	1,201	45	61	472	5	20
Liabilities	2,767	50	159	2,040	26	82
Futures:
Assets	3,465	27	20	150	—	—
Liabilities	87	—	—	3,224	—	21
Totals:
Assets	$33,103	$4,896	$5,611	$33,395	$3,455	$3,792
Liabilities	$34,225	$3,157	$3,289	$32,194	$1,329	$1,478
Certain of the Company’s derivative contracts require premiums to be paid at a series of specified future dates over the life of the contract or at maturity. The discounted value of these future settled premiums is included in the measurement of the estimated fair value of each derivative along with all other contractual cash flows.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The table below summarizes the net amount of undiscounted future settled premium payments (receipts), by year, as of December 31, 2020:

Fiscal Year	Premium Payments Due
2021	$—
2022	30
2023	—
2024	25
Thereafter	—
Total Future Settled Premiums	$55

	December 31, 2020	December 31, 2019
	(in millions)
Undiscounted Future Premium Commitments	$55	$—
Derivative Fair Value With Premium Commitments	38	—
Derivative Fair Value Excluding Impact of Future Settled Premiums	93	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

9.     INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company has not recorded a valuation allowance as of December 31, 2020 and 2019.
The Tax Act of 2017 was enacted into law on December 22, 2017 and was generally effective starting in 2018. The Tax Act of 2017 changes the taxation of businesses and individuals by lowering tax rates and broadening the tax base through the acceleration of taxable income and the deferral or elimination of certain deductions. The most significant changes for the Company are: (1) the reduction of the corporate tax rate from 35% to 21%; (2) revised methodologies for determining deductions for tax reserves and the dividends received deduction (“DRD”); and (3) an increased capitalization and amortization period for acquisition costs related to certain products.

9A.     The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)
Gross DTA	$4,393	$95	$4,488	$4,176	$119	$4,295	$217	$(24)	$193
Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
Adjusted Gross DTA	4,393	95	4,488	4,176	119	4,295	217	(24)	193
DTA Nonadmitted	608	—	608	1,044	—	1,044	(436)	—	(436)
Subtotal (Net Admitted Adjusted Gross DTA)	3,785	95	3,880	3,132	119	3,251	653	(24)	629
DTL	2,068	261	2,329	1,283	426	1,709	785	(165)	620
Net Admitted DTA	$1,717	$(166)	$1,551	$1,849	$(307)	$1,542	$(132)	$141	$9

	December 31, 2020	December 31, 2019
	(in millions)
Change in Net DTA	$(426)	$307
Less: Change in Net DTL on unrealized (gains)/losses	(91)	(91)
Less: Shared based payment adjustment	—	—
Less: Other balance sheet reclass	(5)	—
Change in net deferred income tax	$(330)	$398

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The components of the admission calculation are as follows:

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components - SSAP No. 101	(in millions)
Admitted pursuant to 11.a. (loss carrybacks)	$—	$34	$34	$—	$69	$69	$—	$(35)	$(35)
Admitted pursuant to 11.b. (Realization)	1,517	—	1,517	1,473	—	1,473	44	—	44
Realization per 11.b.i	1,768	—	1,768	1,802	—	1,802	(34)	—	(34)
Limitation per 11.b.ii			1,517			1,473			44
Admitted pursuant to 11.c	2,268	61	2,329	1,659	50	1,709	609	11	620
Total Admitted pursuant to SSAP No. 101	$3,785	$95	$3,880	$3,132	$119	$3,251	$653	$(24)	$629

Additional information used in certain components of the admission calculation are as follows:

	December 31, 2020	December 31, 2019
	Total	Total
ExDTA ACL RBC ratio	($ in millions)
Ratio % used to determine recovery period & threshold limit amount	714.54%	740.99%
Amount of adjusted capital and surplus used to determine recovery period & threshold limit	$14,946	$14,255

	December 31, 2020		December 31, 2019		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax-Planning Strategies	($ in millions)
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs amount from Note 9A	$4,393	$95	$4,176	$119	$217	$(24)
Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to the tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Net admitted adjusted gross DTAs amount from Note 9A	3,785	95	3,132	119	653	(24)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

The Company’s tax-planning strategies do not include the use of reinsurance.

9B.     Deferred tax liabilities not recognized:
There were no DTLs that are not recognized.

The Company has no Policyholder surplus account under the Internal Revenue Code.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

9C.     Current income taxes incurred consist of the following major components as of December 31:
Current Income Tax:

				Change	Change
	2020	2019	2018	2020-2019	2019-2018
	(in millions)
Federal	$27	$265	$168	$(238)	$97
Foreign	3	5	9	(2)	(4)
Subtotal	30	270	177	(240)	93
Federal income tax on net realized capital gains (losses)	59	175	51	(116)	124
Capital loss carry-forwards	—	—	—	—	—
Other	—	—	—	—	—
Federal and foreign income taxes incurred	$89	$445	$228	$(356)	$217

DTAs Resulting from Book/Tax Differences:

	2020	2019	Change
	(in millions)
Ordinary:
Insurance Reserves	$2,096	$1,971	$125
Policyholder Dividends	223	254	(31)
Deferred Acquisition Costs	476	446	30
Employee Benefits	743	735	8
Invested Assets	647	605	42
Nonadmitted Assets	161	106	55
Other Deferred Tax Assets	47	59	(12)
Subtotal	4,393	4,176	217
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	608	1,044	(436)
Total admitted ordinary DTA	3,785	3,132	653
Capital:
Invested Assets – Bonds, Stocks, & Other	37	119	(82)
Unrealized Capital (Gains)/Losses	58	—	58
Subtotal	95	119	(24)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—
Total admitted capital DTA	95	119	(24)
Total admitted DTA (Ordinary and Capital)	$3,880	$3,251	$629

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

DTLs Resulting from Book/Tax Differences:

	2020	2019	Change
	(in millions)
Ordinary:
Insurance Reserves	$959	$654	$305
Invested Assets - Derivatives & Other	766	592	174
Prepayments	51	—	51
Unrealized Capital (Gains)/Losses	241	—	241
Other	51	37	14
Subtotal	2,068	1,283	785
Capital:
Invested Assets - Bonds, Stocks, & Other	261	333	(72)
Unrealized Capital (Gains)/Losses	—	93	(93)
Subtotal	261	426	(165)
Total DTLs	$2,329	$1,709	$620

Net DTAs/DTLs	$1,551	$1,542	$9

9D.     Analysis of Actual Income Tax Expense
The Company’s income tax expense differs from the amount obtained by applying the statutory rate of 21% to pretax net income for the following reasons at December 31:

				Change	Change
	2020	2019	2018	2020-2019	2019-2018
	(in millions)
Expected federal income tax expense	$548	$194	$269	$354	$(75)
Non taxable investment income	(63)	(112)	(149)	49	37
STAT Reserve Basis Change	(1)	39	(184)	(40)	223
Tax Credits	(47)	(42)	(41)	(5)	(1)
Items in Equity	(35)	(35)	41	—	(76)
Foreign Taxes	3	5	9	(2)	(4)
Change in Tax Rate	—	—	(6)	—	6
Change in Law	(4)	—	—	(4)	—
Audit Interest	—	—	(1)	—	1
Prior Year Audit Settlement	2	(11)	—	13	(11)
Other amounts	16	9	12	7	(3)
Total incurred income tax expense	$419	$47	$(50)	$372	$97

Non-Taxable Investment Income - This item is primarily related to common stock earnings of subsidiaries and the DRD. The DRD reduces the amount of dividend income subject to U.S. tax and accounts for a significant amount of the non-taxable investment income shown in table above. More specifically, the U.S. DRD constitutes $18 million of the total $63 million of 2020 non-taxable investment income and $24 million of the total $112 million of 2019 non-taxable investment income. The DRD for the current period was estimated using information from 2019, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD. The remaining $45 million of tax benefit is driven by $39 million related to common stock earnings of subsidiaries, which are non-taxable for PICA standalone purposes, and other adjustments such as tax-exempt interest which are not material. For 2019, the remaining $88 million of tax benefit was driven by $91 million related to common stock earnings of subsidiaries.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Low-Income Housing and Other Tax Credits - These amounts include incentives within the U.S. tax code for the development of affordable housing aiming at low-income Americans. The Company routinely makes such investments that generate a tax credit which reduces the Company’s effective tax rate.
Changes in Tax Law - The CARES Act - On March 27, 2020, the CARES Act was enacted into law. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOL”) originating in 2020, 2019 or 2018 to carry back those losses for up to five years. For 2020, the Company has recorded an income tax benefit of $4 million from carrying the 2018 NOL back to tax years that have a 35% tax rate.
Repatriation Transition Tax (“RTT”) - The Company recognized $5 million tax expense related to RTT including the $3 million tax benefit related to refinement to provisional estimates recorded in 2018.
The Company is electing to pay the RTT liability under the permitted installments over eight years. The Company expects to pay $4 million during the next five years to satisfy the RTT liability.
9E.     Additional Tax Disclosures
At December 31, 2020, the Company had no net operating loss and no tax credit carry forwards.

The Company did not have AMT credit carryforward as of December 31, 2019 and 2020.

The following is income tax incurred for 2018, 2019 and 2020 that is available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
	(in millions)

2018	$—	$72	$72
2019	—	160	160
2020	—	53	53
Total	$—	$285	$285

The aggregate amount of deposits admitted under IRC § 6603 is $0 million.

9F.    The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company’s unrecognized tax benefits were $17 million, $18 million and $20 million for the years ended December 31, 2020, 2019 and 2018, respectively. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2020, 2019 and 2018 the Company recognized $1 million, $1 million and $0 million, respectively, in the Statutory Statements of Operations and Changes in Capital and Surplus for tax related interest and penalties.
The tax years that remain subject to examination by the U.S. tax authorities at December 31, 2020 are 2014 through 2020.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

9G.     The Company joins in filing a consolidated federal income tax return with its ultimate parent company, PFI. The consolidated companies have executed a written tax allocation agreement, which allocates the tax liability of each company based on their separate return tax liabilities, in accordance with Internal Revenue Code Section 1552(a)(2) and the Treasury Regulations Sections 1.1552-1(a)(2) and 1.1502-33(d)(2)(ii). Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return. Any company allocated a credit in accordance with these provisions will receive payment for such credit not later than the 31st day of December in the year in which the return is filed.

The Company joins in filing a consolidated federal income tax return, which includes the following companies:

AST Investment Services, Inc.	Prudential Annuities Distributors, Inc.
Braeloch Holdings, Inc.	Prudential Annuities Holding Co, Inc.
Braeloch Successor Corporation	Prudential Annuities Information Services & Technology Corporation
Capital Agricultural Property Services, Inc.	Prudential Annuities Life Assurance Corporation
Colico II, Inc.	Prudential Annuities, Inc.
Colico, Inc.	Prudential Arizona Reinsurance Captive Co.
Dryden Arizona Reinsurance Term Company	Prudential Arizona Reinsurance Term Company
Gibraltar International Insurance Services Company Inc.	Prudential Arizona Reinsurance Universal Co.
Gibraltar Universal Life Reinsurance Company	Prudential Bank & Trust, FSB
Global Portfolio Strategies, Inc.	Prudential Financial, Inc. (Parent)
Graham Resources, Inc.	Prudential IBH Holdco, Inc.
Graham Royalty, Ltd.	Prudential International Insurance Holding, Ltd.
Orchard Street Acres Inc.	Prudential Legacy Insurance Company of New Jersey
PGIM Foreign Investment, Inc.	Prudential Retirement Insurance and Annuity Company
PGIM International Financing Inc.	Prudential Securities Secured Financing Corporation
PGIM Private Placement Investors, Inc.	Prudential Securities Structured Assets, Inc.
PGIM Real Estate Finance Holding Company	Prudential Structured Settlement Company
PGIM Real Estate Loan Services, Inc.	Prudential Term Reinsurance Company
PGIM REF Intermediary Services Inc.	Prudential Trust Company
PGIM Strategic Investments, Inc.	Prudential Universal Reinsurance Company
PGIM Warehouse, Inc.	SMP Holdings, Inc.
PGIM, Inc.	SVIIT Holdings, Inc.
PGLH of Delaware, Inc.	TBG Insurance Services Corporation
PREI Acquisition I, Inc.	The Prudential Assigned Settlement Services, Inc.
PREI Acquisition II, Inc.	The Prudential Home Mortgage Company, Inc.
PREI International, Inc.	The Prudential Real Estate Financial Services of America, Inc.
Pruco Life Insurance Company (Arizona)	TRGOAG Company, Inc. (Texas Rio Grande Other Asset Group)
Pruco Life Insurance Company of NJ	Vantage Casualty Insurance Company

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

10.    INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES
10A.    The Company did not have any material transactions, excluding reinsurance and non-insurance transactions, with affiliates for the years ended December 31, 2020 and 2019.
10B.     The Company reported a receivable from parents, subsidiaries and affiliates of $320 million and $814 million at December 31, 2020 and 2019, respectively. The Company reported a payable to parents, subsidiaries and affiliates of $185 million and $2,424 million at December 31, 2020 and 2019, respectively. Receivables from and payables to parents, subsidiaries and affiliates are reported in “Other assets” and “Other liabilities,” respectively, in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.
10C.     The Company has entered into service agreements with various affiliates. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to third parties for general expenses, state and local taxes. The agreements obligate the affiliates to reimburse the Company for the approximate cost of providing such services. The affiliates also furnish similar services to the Company in connection with such agreements.
10D.     Investment in Affiliates Sub-1/Sub- 2 Filing
Balance sheet values of SCAs (excluding U.S. insurance SCA entities) and NAIC filing response information as of December 31, 2020:

SCA Entity	Percentage of SCA Ownership	Admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Disallowed Entities Valuation Method, Resubmission Required (Y/N)	Code**
	($ in millions)
SSAP No. 97 8b(iii) Entities:
Colico II, Inc.	100%	$548	S2	10/21/2020	$548	N	I
Colico, Inc.	100%	2,192	S2	10/21/2020	2,192	N	I
Orchard Street Acres Inc.	100%	1,007	S2	10/21/2020	1,007	N	I
Prudential Realty Securities, Inc. (Common)	100%	583	S2	7/23/2020	583	N	I
Prudential Realty Securities, Inc. PFD	50%	—	S2	7/23/2020	—	N	I
PGIM Loan Originator	73%	16	S1	In Process	—	N/A	N/A
Total SSAP No. 97 8b(iii) Entities		$4,346			$4,330
* S1 - Sub 1 or S2 - Sub 2
** I - Immaterial
Investment in insurance SCAs for which the statutory capital and surplus differed from the NAIC SAP as a result of using an accounting practice as of December 31, 2020:

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Audited Statutory Equity	If the Insurance SCA had completed Statutory Financial Statements*

	(in millions)
Prudential Retirement Insurance and Annuity Company	$5	$(50)	$1,157	$1,207

* Per AP&P Manual (without permitted or prescribed practices)
Please refer to Note 1 for a description of all permitted and prescribed practices, including for investments in Insurance SCA entities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

11.    NOTES PAYABLE AND OTHER BORROWINGS
11A.     Notes payable and other borrowings consisted of the following as of the dates indicated:

December 31, 2020
Debt Name	Date Issued	Kind of Borrowing	Original Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$64	$64	6.90%	6.90%	None	$4
PSE&G	10/13/2010, 10/25/2010	Non-Cash, Energy Credits	—	—	11.31%	11.31%	None	—
Defined Contribution - LT	06/28/2016	Cash	116	116	3.09%	3.09%	None	4

1. PICA had Accrued Interest of less than $1 million outstanding as of December 31, 2020.

December 31, 2019
Debt Name	Date Issued	Kind of Borrowing	Original Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$64	$64	6.90%	6.90%	None	$4
PSE&G	10/13/2010, 10/25/2010	Non-Cash, Energy Credits	2	—	11.31%	11.31%	None	—
Defined Contribution - LT	06/28/2016	Cash	116	116	3.09%	3.09%	None	4

1. PICA had Accrued Interest of less than $1 million outstanding as of December 31, 2019.

Scheduled principal repayments on debt as of December 31, 2020 are as follows: $0 in 2021, $0 in 2022, $180 million in 2023, $0 in 2024, $0 in 2025 and $0 in 2026 and beyond.
There are no covenant violations of the above debt. None of the debt was considered to be extinguished by in-substance defeasance prior to the effective date of this statement. Additionally, no assets have been set aside after the effective date of this statement solely for satisfying scheduled payments of a specific obligation. There are no reverse repurchase agreements whose amounts are included as part of the above debt.

11B.     Federal Home Loan Bank Funding Agreements
    The Company is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows the Company access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of the Company. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Borrowings by the Company from the FHLBNY are limited to a term of 10 years. The FHLBNY may further restrict the term of borrowings by the Company due to changes in an internal FHLBNY credit rating of the Company that is based on financial strength ratings and RBC ratio. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by the Company is classified as restricted general account investments within “Other invested assets” and the carrying value of these investments was $147 million and $30 million as of December 31, 2020 and 2019, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

NJDOBI permits the Company to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on the Company’s statutory net admitted assets as of December 31, 2019, the 5% limitation equates to a maximum amount of pledged assets of $7.3 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $6.6 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY's discretion and to the availability of qualifying assets at the Company. In the first quarter of 2020, PICA issued $3.6 billion in funding agreements under the FHLBNY facility. As of December 31, 2020, $2.5 billion of funding agreements remain outstanding under this facility with maturities ranging from nine months to seven years and rates from 0.620% to 1.925%.

The Company had pledged assets with a fair value of $3.0 billion and $0.0 billion supporting aggregate outstanding collateralized advances and collateralized funding agreements as of December 31, 2020 and 2019, respectively. Outstanding funding agreements, totaling $2.5 billion and $0.0 billion are included in “Deposit-type contracts” as of December 31, 2020 and 2019, respectively. The fair value of qualifying assets that were available to the Company but not pledged amounted to $3.2 billion and $5.4 billion as of December 31, 2020 and 2019, respectively.

FHLBNY Capital Stock
Aggregate Totals:

Debt Name	December 31, 2020	December 31, 2019
	(in millions)
Membership Stock - Class A	$—	$—
Membership Stock - Class B	34	30
Activity Stock	113	—
Excess Stock	—	—
Aggregate Total	$147	$30
Actual or estimated Borrowing Capacity as Determined by the Insurer	$6,559	$5,931

Membership Stock (Class A and B) Eligible and Not Eligible for Redemption:

December 31, 2020
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	34	—	34	—	—	—

December 31, 2019
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	30	—	30	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

     Collateral Pledged to FHLBNY

Amount Pledged:

	Fair Value	Carrying Value	Aggregate Total Borrowing
	(in millions)
Total Collateral Pledged as of 12/31/2020	$3,050	$2,814	$2,517
Total Collateral Pledged as of 12/31/2019	—	—	—

Maximum Amount Pledged:

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
	(in millions)
Total Collateral Pledged as of 12/31/2020	$3,050	$2,814	$2,517
Total Collateral Pledged as of 12/31/2019	—	—	—
Borrowing from FHLBNY

Amount as of the dates indicated:

	December 31, 2020		December 31, 2019
	Total	Funding Agreements Reserves Established	Total	Funding Agreements Reserves Established
	(in millions)
Debt	$—		$—
Funding Agreements	2,517	2,522	—	—
Other	—		—
Aggregate Total	$2,517	$2,522	$—	$—

Maximum Amount during period ended December 31, 2020:

Total
(in millions)
Debt	$—
Funding Agreements	2,517
Other	—
Aggregate Total	$2,517

FHLBNY - Prepayment Obligations as of December 31, 2020:

Does the Company have prepayment obligations under the following arrangements (Y/N)
Debt	N
Funding Agreements	N
Other	N

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

12.    RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT PLANS
12A.     The Company has funded non-contributory defined benefit pension plans (“Pension Benefits”), which cover substantially all of its employees. The Company also has several non-funded, non-contributory defined benefit plans covering certain executives. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and salary during their careers.
The Company provides certain life insurance and health care benefits (“Other Postretirement Benefits”) for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory, the life insurance plan is non-contributory. Substantially all of the Company’s employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

A summary of asset, obligations, and assumptions of the Pension and Other Postretirement Benefit Plans are as follows:

(1)     Change in Benefit Obligation:
Pension Benefits:

	Overfunded		Underfunded
	2020	2019	2020	2019
	(in millions)
Benefit obligation at the beginning of year	$(11,186)	$(9,860)	$(1,333)	$(1,228)
Service cost	(193)	(167)	(40)	(36)
Interest cost	(364)	(419)	(43)	(47)
Contributions by plan participants	—	—	—	—
Actuarial gain (loss)	(926)	(1,289)	(87)	(191)
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	678	569	105	175
Plan amendments	—	—	—	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	(20)	(7)	(6)
Benefit obligation at end of year	$(11,991)	$(11,186)	$(1,405)	$(1,333)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Postretirement Benefits:

	Overfunded		Underfunded
	2020	2019	2020	2019
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(1,950)	$(1,842)
Service cost	—	—	(21)	(20)
Interest cost	—	—	(62)	(77)
Contributions by plan participants	—	—	(22)	(21)
Actuarial gain (loss)	—	—	(97)	(119)
Foreign currency exchange rate changes	—	—	—	(1)
Benefits paid	—	—	170	165
Plan amendments	—	—	—	(27)
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	(7)	(8)
Benefit obligation at end of year	$—	$—	$(1,989)	$(1,950)

Special or Contractual Benefits Per SSAP No. 11:

	Overfunded		Underfunded
	2020	2019	2020	2019
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(60)	$(59)
Service cost	—	—	(56)	(39)
Interest cost	—	—	(1)	(2)
Contributions by plan participants	—	—	(12)	(10)
Actuarial gain (loss)	—	—	4	—
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	—	—	60	51
Plan amendments	—	—	—	(1)
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$—	$—	$(65)	$(60)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

(2)    Change in Plan Assets:

	Pension Benefits		Postretirement Benefits		Special or Contractual Benefits Per SSAP No. 11
	2020	2019	2020	2019	2020	2019
	(in millions)
Fair value of plan assets at the beginning of year	$13,277	$12,216	$1,515	$1,395	$58	$58
Actual return on plan assets	1,689	1,630	167	259	4	5
Foreign currency exchange rate changes	—	—	—	—	—	—
Reporting entity contribution	105	175	10	4	45	36
Plan participants’ contributions	—	—	22	21	20	10
Benefits paid	(783)	(744)	(170)	(164)	(78)	(51)
Business combinations, divestitures, settlements	—	—	—	—	—	—
Fair value of plan assets at the end of year	$14,288	$13,277	$1,544	$1,515	$49	$58

(3)    Funded status:

	Pension Benefits		Postretirement Benefits
	2020	2019	2020	2019
	(in millions)
Components
Prepaid benefit costs	$5,663	$5,736	$—	$—
Overfunded plan assets	(3,366)	(3,644)	—	—
Accrued benefit cost	(1,188)	(1,146)	57	71
Liability for benefits	(218)	(187)	(503)	(507)

Assets and liabilities recognized
Assets (nonadmitted)	2,297	2,091	—	—
Liabilities recognized	(1,405)	(1,333)	(446)	(436)
Unrecognized liabilities	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

(4)    Net periodic benefit cost included in “Other expenses (benefits)” in the Company’s Statements of Operations and Changes in Capital and Surplus for the period ended December 31 includes the following components:
Components of net periodic benefit cost:

	Pension Benefits			Postretirement Benefits			Special or Contractual Benefits Per SSAP No. 11
	2020	2019	2018	2020	2019	2018	2020	2019	2018
	(in millions)

Service cost	$233	$203	$227	$21	$20	$21	$56	$39	$40
Interest cost	407	466	425	62	77	69	1	2	1
Expected return on plan assets	(775)	(776)	(796)	(98)	(93)	(108)	(3)	(3)	(3)
Transition asset or obligation	—	—	—	—	—	—	—	—	—
Gains and losses	341	330	297	20	29	21	(5)	(2)	5
Prior service cost or credit	6	6	6	11	8	5	—	—	—
Gain or loss recognized due to a settlement or curtailment	7	78	1	—	1	—	—	—	—
Total net periodic benefit cost	$219	$307	$160	$16	$42	$8	$49	$36	$43

(5)    Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2020	2019	2020	2019
	(in millions)
Items not yet recognized as a component of net periodic benefit cost - prior year	$4,338	$4,101	$486	$543
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during period	—	—	—	27
Net prior service cost or credit recognized	(6)	(6)	(11)	(8)
Net gain and loss arising during period	100	573	27	(47)
Net gain and loss recognized	(341)	(330)	(20)	(29)
Items not yet recognized as a component of net periodic benefit cost - current year	$4,091	$4,338	$482	$486

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

(6)     Amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2020	2019	2020	2019
	(in millions)
Net transition asset or obligation	$—	$—	$—	$—
Net prior service cost or credit	78	84	84	94
Net recognized gains and losses	4,012	4,254	399	392
(7)    On a weighted-average basis, the following assumptions are used in accounting for the pension plans:

	2020	2019	2018
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31, 2020, 2019 and 2018:
Discount rate	3.30%	4.30%	3.65%
Expected long-term rate of return on plan assets	6.00%	6.50%	6.25%
Rate of compensation increase	4.50%	4.50%	4.50%
Interest crediting rate (1)	4.30%	4.30%	4.30%

Weighted-average assumptions used to determine projected benefit obligations as of December 31, 2020, 2019 and 2018:
Discount rate	2.55%	3.30%	4.30%
Rate of compensation increase	4.50%	4.50%	4.50%
Interest crediting rate (1)	4.25%	4.30%	4.30%

(1) Prior period interest crediting rates have been updated to correct previously reported rates.
On a weighted-average basis, the following assumptions are used in accounting for the postretirement plans:
The weighted-average assumptions used to determine net periodic benefit cost as of December 31, 2020, 2019 and 2018 are discount rates of 3.25%, 4.30% and 3.60%, respectively, and expected long-term rate of return on plan assets of 6.75%, 7.0% and 7.0%, respectively.
The weighted-average assumptions used to determine accumulated postretirement benefit obligation as of December 31, 2020, 2019 and 2018 are discount rates of 2.40%, 3.25% and 4.30%, respectively.
(8)     The amount of the accumulated benefit obligation for defined benefit pension plans as of December 31, 2020 and 2019, was $12,621 million and $12,014 million, respectively.
(9)    For postretirement benefits other than pensions, the assumed health care cost trend rate(s) used to measure the expected cost of benefits covered by the plan are:

	2020	2019	2018
Health care cost trend rates	6.25%	6.25%	6.00%
Ultimate health care cost trend rate after gradual decrease until 2028	4.50%	4.50%	5.00%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

10)     The expected future benefit payments for the Company’s domestic pension and postretirement plans and other postretirement benefit receipts for the years indicated are as follows:

Years	Amount

(in millions)
2021	$829
2022	838
2023	867
2024	871
2025	888
2026-2030	4,627
(11)     The Company anticipates that it will make cash contributions in 2021 of $85 million, $10 million and $40 million to the pension, postretirement and the postemployment plans, respectively.
(12)    There were no purchases of annuity contracts in 2020 and 2019.
(13)    The Company does not use an alternative method to amortize prior service amounts or net gains and losses.
(14)    The Company does not have any substantive commitment, such as past practice or a history of regular benefit increases, used as the basis for accounting for the benefit obligation.
(15)     For 2020 and 2019 certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination. For 2020 certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their participation in the Voluntary Separation Program that was offered to eligible U.S.-based employees in 2019. For 2019 certain employees were provided special termination benefits in the qualified and non-qualified plans in the form of retirement eligibility bridging as a result of their participation in the Voluntary Separation Program that was offered to eligible U.S.-based employees in 2019. The cost associated with these benefits for 2020 and 2019 was $7 million and $27 million, respectively.
(16)    There were pension plan amendments of $0 million and $0 million in 2020 and 2019, respectively.
There were postretirement plan amendments of $0 million and $27 million in 2020 and 2019, respectively.
(17)     Refer to Funded Status disclosure in Note 12A(3).
12B.     The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2020 are as follows:

	Pension Investment Policy		Postretirement Investment
	Guidelines		Policy Guidelines
	2020		2020
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	2%	8%	31%	71%
International Stocks	2%	9%	2%	22%
Bonds	53%	66%	9%	45%
Short-Term Investments	0%	12%	0%	32%
Real Estate	2%	17%	0%	0%
Other	4%	28%	0%	0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short-term investments in the portfolio.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit.

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with the Company are in either pooled separate accounts or single client separate accounts. Assets held with a bank are either in common/collective trusts or single client trusts. Pooled separate accounts and common/collective trusts hold assets for multiple investors. Each investor owns a “unit of account.” The asset allocation targets above include the underlying asset mix in the Pooled Separate Accounts and Common/Collective Trusts. Single client separate accounts or trusts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2020 and 2019 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 20.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts and Common or Collective Trusts – Insurance company pooled separate accounts are invested via group annuity contracts issued by the Company. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The unit of account value is used as a practical expedient to estimate fair value.

Equities - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for derivative instruments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset values (“NAV”), which is the closing price published by the registered investment company on the reporting date.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral - This value is the contractual position relative to the investment of securities lending collateral.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Hedge Funds - The value of interests in hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies - These assets are held in group and individual variable life insurance policies issued by the Company. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interest in these policies is the cash surrender value of the policies based on the underlying investments. The variable life insurance policies are valued at contract value which approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

12C.
(1)    Fair Value Measurements of Pension Plan Assets as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Mortgage-backed	$—	$—	$—	$—
Other U.S. government securities	—	985	—	985
U.S. government securities (state & other)	—	588	—	588
Non U.S. government securities	—	23	—	23
Corporate Debt:
Corporate bonds	—	4,059	—	4,059
Asset-backed	—	25	—	25
Collateralized mortgage obligations	—	614	—	614
Collateralized loan obligation	—	441	—	441
Interest rate swaps (1)	—	—	—	—
Registered investment companies	97	—	—	97
Other (2)	33	1	35	69
Unrealized gain (loss) on securities lending (3)	—	—	—	—
Subtotal-Bonds	130	6,736	35	6,901
Real Estate:
Partnerships	—	—	838	838
Other:
Partnerships	—	—	1,235	1,235
Hedge funds	—	—	1,326	1,326
Subtotal-Other	—	—	2,561	2,561
Net assets in the fair value hierarchy	$130	$6,736	$3,434	$10,300

Investments Measured at Net Asset Value, as a practical expedient (4)
Pooled separate accounts				2,654
Common/collective trusts				1,334
Net assets at fair value				$14,288

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Fair Value Measurements of Pension Plan Assets as of December 31, 2019 (5):

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Mortgage-backed	$—	$1	$—	$1
Other U.S. government securities	—	783	—	783
U.S. government securities (state & other)	—	562	—	562
Non U.S. government securities	—	6	—	6
Corporate Debt:
Corporate bonds	—	4,075	—	4,075
Asset-backed	—	22	—	22
Collateralized mortgage obligations	—	485	—	485
Collateralized loan obligation	—	397	—	397
Interest rate swaps (1)	—	2	—	2
Registered investment companies	7	—	—	7
Other (2)	38	(3)	44	79
Unrealized gain (loss) on securities lending (3)	—	—	—	—
Subtotal-Bonds	45	6,330	44	6,419
Real Estate:
Partnerships	—	—	688	688
Other:
Partnerships	—	—	973	973
Hedge funds	—	—	1,311	1,311
Subtotal-Other	—	—	2,284	2,284
Net assets in the fair value hierarchy	$45	$6,330	$3,016	$9,391

Investments Measured at Net Asset Value, as a practical expedient (4)
Pooled separate accounts				2,802
Common/collective trusts				1,084
Net assets at fair value				$13,277

1.Interest rate swaps notional amount is $13 million and $2,462 million for the years ended December 31, 2020 and 2019, respectively.
2.This category primarily consists of cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
3.The contractual net value of the investment of securities lending collateral invested primarily in short-term bond funds is $586 million and $135 million and the liability for securities lending collateral is $586 million and $135 million for the years ended December 31, 2020 and 2019, respectively.
4.The Pension plan excludes from the fair value hierarchy investments that are measured at NAV per share (or its equivalent) as a practical expedient to estimate fair value.
5.Prior period amounts have been updated to conform to the current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

(2)    Fair Value Measurements of Postretirement Plan Assets as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Other U.S. government securities	$—	$9	$—	$9
U.S. government securities (state & other)	—	—	—	—
Non U.S. government securities	—	1	—	1
Corporate Debt:
Corporate bonds	—	7	—	7
Asset-backed	—	1	—	1
Collateralized mortgage obligations	—	4	—	4
Collateralized loan obligation	—	4	—	4
Interest rate swaps	—	—	—	—
Registered investment companies	19	—	—	19
Other (1)	—	—	—	—
Subtotal-Bonds	19	26	—	45
Short Term Investments:
Registered investment companies	165	—	—	165
Net assets in the fair value hierarchy	$184	$26	$—	$210

Investments Measured at Net Asset Value, as a practical expedient (2)
Common trusts				279
Net assets at fair value				489
Variable life insurance policies at contract value				1,055
Total net assets				$1,544

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Fair Value Measurements of Postretirement Plan Assets as of December 31, 2019 (3):

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Other U.S. government securities	$—	$20	$—	$20
U.S. government securities (state & other)	—	—	—	—
Non U.S. government securities	—	2	—	2
Corporate Debt:
Corporate bonds	—	53	—	53
Asset-backed	—	16	—	16
Collateralized mortgage obligations	—	10	—	10
Collateralized loan obligation	—	15	—	15
Interest rate swaps	—	—	—	—
Registered investment companies	4	—	—	4
Other (1)	—	—	1	1
Subtotal-Bonds	4	116	1	121
Short Term Investments:
Registered investment companies	163	—	—	163
Net assets in the fair value hierarchy	$167	$116	$1	$284

Investments Measured at Net Asset Value, as a practical expedient (2)
Common trusts				273
Net assets at fair value				557
Variable life insurance policies at contract value				958
Total net assets				$1,515

1.This category primarily consists of cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
2.The Postretirement plan excludes from the fair value hierarchy investments that are measured at NAV per share (or its equivalent) as a practical expedient to estimate fair value.
3.Prior period amounts have been updated to conform to the current year presentation.

12D.    The domestic discount rate used to value the pension and postretirement obligations at December 31, 2020 and 2019 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The portfolio is selected from a compilation of approximately 440 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation at December 31, 2020 and 2019. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.
The pension and postretirement expected long-term rates of return on plan assets for 2020 were determined based upon an approach that considered the allocation of plan assets as of December 31, 2019. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation and the effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation and the effect of active management, expenses and the effect of rebalancing.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The Company applied the same approach to the determination of the expected long term rate of return in 2021. The expected long term rate of return for 2021 is 5.75% and 6.75% for the pension and postretirement plans, respectively.
12E.     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions/(benefits) by the Company of up to 4% of annual salary for 2020, 2019 and 2018. The matching contributions by the Company included in “Other expenses (benefits)” are $82 million, $84 million and $89 million for 2020, 2019 and 2018, respectively.

12F.    The Company does not participate in multiemployer pension or postretirement benefit plans.

12G.    The Company does not participate in pension or postretirement benefit plans sponsored by an affiliated consolidated/ holding company.

12H.    Postretirement benefits are accounted for in accordance with prescribed NAIC policy.

12I.    The Impact of Medicare Modernization Act on Postretirement Benefits is not applicable.
Disclosure of Gross Other Postretirement Benefit Payments and Other Postretirement Benefit Subsidy Receipts:

Years	Other Postretirement Benefits	Other Postretirement Benefit Subsidy Receipt
	(in millions)
2021	$148	$7
2022	148	7
2023	148	6
2024	147	6
2025	144	6
2026-2030	662	28
Total	$1,397	$60

12J.    Share Based Payments
Employees participate in share based payment awards sponsored by Prudential Financial for which the Company has no legal obligation. Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2020, 2019 and 2018, include allocated costs of $3 million, $1 million and $1 million, respectively, associated with employee stock options and $91 million, $87 million and $64 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

13.    CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDENDS RESTRICTIONS AND QUASI-REORGANIZATIONS
(A)The Company has 500,000 shares authorized, issued, and outstanding with a total par value of $2.5 million at December 31, 2020. All outstanding shares of the Company’s common stock are held by Prudential Financial, Inc.
(B)New Jersey insurance law provides that dividends or distributions may be declared or paid by the Company without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. In addition, the Company must obtain approval from the New Jersey insurance regulator prior to paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, will exceed greater than 10% of the Company’s surplus or net gain from operations as of the preceding December 31. As of December 31, 2020, the Company’s statutory surplus was $11,771 million. For the year ended, December 31, 2020, the Company’s net gain from operations was $1,968 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

In December 2020, the Company paid an ordinary dividend of $500 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In December 2019, the Company paid an ordinary dividend of $600 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
(C)The portion of profits on participating policies and contracts is limited pursuant to N.J.S.A. 17B:18-46. The limitations would not restrict the Company’s ability to pay a dividend.
(D)Unassigned funds are held for the corporate purposes of the Company. In addition, the Company maintains special surplus funds as part of its surplus to meet special requirements of various states.
(E)In accordance with the requirements of the various states, a special surplus fund has been established for contingency reserves of $239 million and $337 million as of December 31, 2020 and 2019, respectively.
(F)The portion of unassigned funds (surplus) represented by cumulative unrealized gains and losses was $1,467 million and $1,853 million as of December 31, 2020 and 2019, respectively. The portion of unassigned funds (surplus) reduced by nonadmitted assets were $3,673 million and $3,638 million as of December 31, 2020 and 2019, respectively.
(G)    The following table provides information relating to the outstanding surplus notes as of December 31, 2020:

Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Is Surplus Note Holder a Related Party (Y/N)	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Unapproved Interest And/Or Principal
($ in millions)
1	7/1/1995	8.30%	$350	N	$346	$346	$15
Totals			$350		$346	$346	$15

Item Number	Current Year Interest Expense Recognized	Life to Date Interest Expense Recognized	Current Year Interest Offset Percentage (not including amounts paid to a 3rd party liquidity provider)	Current Year Principal Paid	Life to Date Principal Paid	Date of Maturity
($ in millions)
1	$29	$729	—%	$—	$—	7/1/2025
Totals	$29	$729		$—	$—

Item Number	Are Surplus payments contractually linked? (Y/N)	Surplus Note payments subject to administrative offsetting provisions? (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note? (Y/N)	Is Asset Issuer a Related Party (Y/N)	Type of Assets Received Upon Issuance
1	N	N	N	N	Cash

Item Number	Principal Amount of assets received upon issuance	Book/Adjusted Carry Value of Assets	Is Liquidity Source a Related Party to the Surplus Note Issuer (Y/N)
($ in millions)
1	$338	$338	N
Totals	$338	$338

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The surplus notes in the aggregate principal amount of $350 million listed in the table above were distributed pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman, Sachs & Co., CS First Boston, Merrill Lynch & Co., J.P. Morgan Securities Inc., and Prudential Securities Incorporated, an affiliate, pursuant to SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (“SSAP 25”), and are administered by the Company as a registrar/paying agent. Under the agreement with external counterparties, the Company received cash proceeds from qualified institutional investors in exchange for the surplus note.
The surplus notes are subordinate in right of payment to policy claims, prior claims, and senior indebtedness. The surplus notes have the following restrictions on payment.
Each payment of principal and interest on the surplus notes may be made only with the prior written approval of the Commissioner, for which approval will only be granted if, in the judgment of the Commissioner, the then current and projected financial condition of the Company warrants such payment. In addition, pursuant to applicable New Jersey law, any payment of principal or interest on the surplus notes may be only out of surplus, earnings, or profits of the Company.
If these conditions to payment are not met, the applicable scheduled maturity date or scheduled interest payment date will be extended until such time, if any, at which conditions are met. Interest will continue to accrue on any unpaid principal amount of the surplus notes during the period of any such extension. Interest will not accrue on interest.
Effective January 1, 2015, the Company entered into a reinsurance agreement with Prudential Legacy Insurance Company (“PLIC”, “Reinsurer”), in which the Company reinsured substantially all of the outstanding liabilities of the Closed Block into a newly established statutory guaranteed separate account. The following information describes the financing arrangement between the Reinsurer and the external counterparties.

The Reinsurer issued a surplus note in the aggregate principal amount of $100 million, was issued on November 20, 2019 pursuant to, and is made subject to the terms of, the Amended and Restated Surplus Note Purchase Agreement, dated August 1, 2019, by and between the Reinsurer, the issuer, and Essex LLC, an affiliate. In March 2020, the Reinsurer executed an increase of outstanding notes by $800 million resulting in cumulative outstanding notes of $900 million. Under the agreement with external counterparties, the Reinsurer received credit-linked notes issued by Essex LLC in exchange for the surplus note. The Reinsurer can redeem the principal amount of the outstanding credit-linked notes for cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event. Upon such event, the surplus note issuer would monetize the amount of credit-linked notes equal to the amount needed to cure the triggering event which would be provided by external counterparties. At this point, the outstanding principal on the asset would be less than the outstanding principal on the surplus note outstanding. Under the agreements, the external counterparties have agreed to fund any such payments under the credit-linked notes in return for the receipt of fees.
Under these transactions, because valid rights of set-off exist, interest payments on the surplus notes and on the credit-linked notes are settled on a net basis. As of December 31, 2020, 100% of interest payments are offset solely due to administrative offsetting. Administrative offsetting occurs throughout the duration of the surplus note agreement which eliminates or reduces the exchange of cash or assets that would normally occur. As of December 31, 2020, $26 million of interest payments have been remitted.
Assets purchased from the proceeds of the surplus notes were credit-linked notes with an NAIC designation of 1. The book adjusted carrying value of these assets are $400 million as of December 31, 2020. The fair value of the credit linked notes received is the greater of a liquidity event price, optional prepayment price, or sale price. Given that there is a disposition option under which the credits linked notes provide liquidity for their full par price, the carrying value is deemed to approximate the fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

14.    CONTINGENCIES
14A.     Contingent Commitments

In accordance with SSAP No. 5R, “Liabilities, Contingencies and Impairments of Assets” (“SSAP No. 5R”), the following provides detailed information regarding each of the Company’s guarantee agreements, including the nature of the guarantee, the ultimate impact to the financial statements, the current status of the payment or performance risk, the maximum potential of future payments that could be required, the current carrying value of the liability, and the nature of any recourse provisions. In addition, the table following the descriptions summarizes key information about each guarantee.
1)On March 18, 1982, the Company has entered into a support agreement with Prudential Funding, LLC (“Pru Funding”), a wholly owned, non-insurance subsidiary, pursuant to which the Company has agreed to cause Pru Funding to maintain, at all times, tangible net worth (including subordinated debt) of at least $1.00. As of December 31, 2020 and 2019, the tangible net worth of Pru Funding was $28 million and $19 million, respectively. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

2)On September 14, 2010, the Company entered into a yield maintenance agreement, pursuant to which the Company agreed to provide an unaffiliated third party (a “purchaser”) with a minimum rate of return on a portfolio of real estate investments acquired by the purchaser from Washington Street. The Company’s maximum potential exposure under this agreement was estimated to be $9 million as of December 31, 2020. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the agreement.

3)On December 13, 2005, the Company has entered into a support agreement with Pruco Securities, LLC (“Pruco Securities”), a wholly owned, non-insurance subsidiary, pursuant to which the Company agrees to cause Pruco Securities to maintain, at all times, (A) a minimum net capital equal to the greater of $250 thousand or six and two-thirds percent of aggregate indebtedness and (B) a ratio of aggregate indebtedness to net capital of less than or equal to 15:1; provided that the Company’s obligations under the support agreement are limited to an aggregate amount of $10 million. As of December 31, 2020 and 2019, the net capital of Pruco Securities was $82 million and $55 million, respectively. On March 20, 2015, the Company paid the maximum amount payable under the guarantee agreement of $10 million to Pruco Securities to maintain the subsidiary’s debt to capital ratio. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

4)Prudential Assigned Settlement Services Corporation (“PASS Corp”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to injured parties (“claimants”) pursuant to assignment agreements. The Company guarantees the payment obligations of PASS Corp owing to claimants under these assignment agreements. PASS Corp purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PASS Corp’s assignment agreements in its own reserves. There are no current remaining policyholder obligations held by PASS Corp related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

5) Prudential Structured Settlement Company (“PSSC”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to claimants pursuant to assignment agreements or by assuming obligations under previously executed assignment agreements. The Company guarantees the payment obligations of PSSC owing to claimants under these assignment agreements. PSSC purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PSSC’s assignment agreements in its own reserves. There are no current remaining obligations held by PSSC related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

6)The Company’s Employee Retirement Income Security Act (“ERISA”) - Separate Accounts are managed by the following affiliates: Prudential Investment Management, Inc., Quantitative Management Associates LLC, Prudential Private Placement Investors, L.P., Jennison Associates LLC, and Prudential Mortgage Capital Company, LLC (collectively, the “Advisor Affiliates”). Under ERISA guidelines, the Advisor Affiliates are required to obtain a financial performance bond to protect the plan assets from loss due to fraud or dishonesty. In lieu of purchasing an external financial performance bond, the Company has provided a guarantee to the Advisor Affiliates to protect the plan assets from any loss due to fraud or dishonesty. The guarantee creates no additional risk to the Company from loss or fraud since the Company would retain the same risk under ERISA’s fiduciary standards.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

7)E. 22nd Street SSGA Venture LLC is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, PALAC. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The Company’s maximum potential exposure under this guarantee is $225 million. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of June 5, 2025.

8)The Company is the sole member of GA JHCII, LLC. GA JHCII, LLC has issued a guarantee in relation to John Hancock Center, a real estate investment directly owned by GA JHCII, LLC. The guarantee is issued to the senior mortgage lenders, JP Morgan Chase. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of June 22, 2022. The maximum exposure is $1 billion as of December 31, 2020.

9)Metro Retail is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Citizens, N. A. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of March 20, 2024.

10)The Company is the sole member of GA Collins LLC. GA Collins LLC has issued a guarantee in relation to the acquisition of 2000 Collins, a real estate investment directly owned by GA Collins LLC. The guarantee is issued to the senior mortgage lender, Wells Fargo, N.A. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The Company’s maximum potential exposure under this guarantee is the value of the mortgaged property, with a $1 billion cap. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of September 21, 2021.

11)Thurloe Commercial Guernsey Limited is a real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Aareal Bank AG. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of March 24, 2023.

12)The Company is the sole member of GA 1600 Commons LLC. GA 1600 Commons LLC has issued a guarantee in relation to the acquisition of 1600 Commons, a real estate investment directly owned by GA 1600 Commons LLC. The guarantee is issued to the senior mortgage lender, New York Life Insurance Company. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the terms of the mortgage, which has a debt maturity of July 10, 2027.

13)PLIC, a wholly owned subsidiary of the Company, enters into securities repurchase transactions pursuant to which PLIC transfers securities to third parties and receives cash as collateral, which it invests. The Company guarantees the obligations of PLIC to certain of PLIC’s counterparties under these transactions in the event of PLIC’s non-performance. The amount of the guarantee is equal to the notional amount of guaranteed transaction, which was $2.6 billion as of December 31, 2020, and there is not a contractual limit on PLIC’s repurchase agreement transactions. The guarantee will remain in effect as long as PLIC has outstanding guaranteed obligations.

14)The Company has entered into a joint venture agreement relating to Gibraltar BSN Holdings SDN BHD (the “BSN JV”) with its joint venture partner setting out their respective rights and obligations with respect to the BSN JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the BSN JV, based on their respective ownership percentages in the BSN JV, if determined by the BSN JV’s Board of Directors to be necessary to (i) fund payments under the agreement pursuant to which the BSN JV acquired an insurance operating subsidiary, (ii) comply with applicable law concerning minimum capital, solvency or similar requirements, or (iii) execute the business plan or capital plan of the BSN JV or for any other reasonable business purpose, provided that until approximately year end 2023 such contributions under this clause (iii) are limited to each party’s pro-rata share of 188.4 million Malaysian Ringgit. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

15)The Company has entered into a joint venture agreement relating to Pramerica Fosun Life Insurance Co., Ltd. (the “Fosun JV”) with its joint venture partner setting out their respective rights and obligations with respect to the Fosun JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the Fosun JV, based on their respective ownership percentages in the Fosun JV, if (i) the Fosun JV’s solvency margin ratio falls below the minimum ratio required by applicable law or regulation (or additional capital is otherwise required to comply with applicable laws or

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

regulatory requirements) or a higher ratio agreed upon by the parties or (ii) an increase in the Fosun JV’s capital is unanimously agreed upon by the Board of Directors of the Fosun JV. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

#	Guarantees and key attributes	Current CV of liability obligations under guarantee (including amount recognized at inception)	Financial statement line impacted if action under guarantee required	Max amount of future potential guarantee payments (undiscounted)	Current status of payment or performance risk of guarantee
($ in millions)
1	Guarantee that the net worth of Pru Funding is not less than $1.00	(a)	Other Invested Assets, Page 3	(b)	No payments required since inception.
2	Guarantee payments by Washington Street to purchaser based on a minimum rate of return on a portfolio related to real estate	(a)	Other Invested Assets, Page 3	$9	No payments required since inception.
3	Guarantee the minimum net capital and a ratio of aggregate indebtedness to net capital of Pruco Securities	(a)	Other Invested Assets, Page 3	$—	The maximum amount payable under the guarantee agreement was paid to Pruco Securities during 2015 for $10 million.
4	Guarantee obligations to PASS Corp’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
5	Guarantee obligations to PSSC’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
6	Guarantee protection of plan assets under the Company’s ERISA Separate Accounts	(d)	Separate Accounts Liability, Page 3	(b)	No payments required since inception.
7	Guarantee related to E. 22nd Street SSGA Venture LLC	$—	Other Invested Assets, Page 3	$225	No payments required since inception.
8	Guarantee related to acquisition of John Hancock real estate investment	(a)	Real Estate, Page 3	$1,000	No payments required since inception.
9	Guarantee related to Metro Retail Investment	$—	Real Estate, Page 3	(b)	No payments required since inception.
10	Guarantee related to GA Collins LLC	(a)	Other Invested Assets, Page 3	$1,000	No payments required since inception.
11	Guarantee related to Thurloe Commercial Guernsey Limited	$—	Common Stock, Page 3	(b)	No payments required since inception.
12	Guarantee related to 1600 Commons LLC	$—	Real Estate, Page 3	(b)	No payments required since inception.
13	Guarantee related to Prudential Legacy Insurance Company	(a)	Common Stock, Page 3	$2,613	No payments required since inception.
14	Guarantee related to Gibraltar BSN Holdings SDN BHD	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.
15	Guarantee related to Pramerica Fosun Life Insurance Co., Ltd	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.

(a) Liability recognition not required for guarantees made on behalf of wholly owned insurance or non-insurance subsidiaries.
(b) No limitation on the maximum potential future payments under guarantee.
(c) No current remaining obligations are held by the supported entity related to assignment agreements.
(d) The separate account is not a separate legal entity from the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

	2020	2019
	(in millions)
Aggregate maximum potential future payments of all guarantees (undiscounted) that the Company could be required to make as of December 31:	$4,847	$4,587
Current liability recognized in financial statements as of December 31:
Noncontingent liabilities	—	—
Contingent liabilities	—	—
Financial statement impact as of December 31, if action under Guarantee is required:
Investments in Affiliated Other Invested Assets and Common Stock	4,847	4,587
Dividends to stockholders (capital contribution)	—	—
Expense	—	—
Other	—	—
Total	$4,847	$4,587

14B.     Assessments
In 1991, the Company established a liability for guaranty fund assessments as a result of the Executive Life Insurance Company (“ELIC”), insolvency. In 2007, the Company also established a guaranty fund assessment liability related to Executive Life Insurance Company of New York (“ELNY”). In 2010, the Company established a guaranty fund assessment liability related to Penn Treaty Network America Insurance Company (“Penn Treaty”). In 2011, the Company established a guaranty fund assessment liability related to Lincoln Memorial Life Insurance Company. The assessments are expected to be paid out over a number of years. As of December 31, 2020 and 2019, the total amount of the liability related to guaranty fund assessments was $26 million and $27 million, respectively. As of December 31, 2020 and 2019, the Company also held a related asset of $39 million and $43 million, respectively, for premium tax credits associated with the guaranty fund assessments. Premium tax credits are generally expected to be realized over a similar time period as the assessment liability but will vary by state, which can affect the available amounts and duration.
Periodically as new information becomes available, the Company revises its estimates for both the guaranty fund assessment liability and the related asset.

(in millions)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2019	$43
Decreases in December 31, 2020:
Premium tax offsets utilized	4
Increases in December 31, 2020:
Additional premium tax offsets applied	—
Assets recognized from paid and accrued premium tax offsets as of December 31, 2020	$39

14C.     Claims Related Extra Contractual Obligations and Bad Faith Losses Stemming from Lawsuits
The Company paid $0.5 million for the year ended December 31, 2020, to settle less than 25 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

14D.         Other Contingencies

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings:

Individual Annuities, Individual Life and Group Insurance
Broderick v. The Prudential Insurance Company of America, et al.
In December 2016, a complaint entitled Julie Han Broderick, Darron Smith and Thomas Schreck v. The Prudential Insurance Company of America, et al., was filed in the Superior Court of New Jersey, Law Division - Essex County. The complaint: (i) alleges that defendants terminated plaintiffs’ employment for engaging in whistleblowing conduct involving the sale of MyTerm policies through Wells Fargo and violated New Jersey’s Conscientious Employee Protection Act; and (ii) seeks back and front pay, compensatory and punitive damages and attorneys’ fees and costs. In January 2017, defendants filed an answer to the complaint. In December 2019, the court granted the Company’s summary judgment motion and dismissed the complaint. In September 2020, the parties filed a Joint Stipulation of Dismissal with Prejudice. This matter is now closed.
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement. In June 2020, the court issued an order: (i) granting plaintiffs’ motion for certification of the settlement class; (ii) approving the proposed nationwide class settlement agreement; (iii) approving the class notice; (iv) awarding attorneys’ fees and costs to plaintiffs and a reduced incentive award to Behfarin; and (v) dismissing the action with prejudice, but maintaining jurisdiction over the settlement.
Escheatment Litigation
Total Asset Recovery Services, LLC v. MetLife, Inc., et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC
In December 2017, Total Asset Recovery Services, LLC, on behalf of the State of New York, filed a Second Amended Complaint in the Supreme Court of the State of New York, County of New York, against, among other 19 defendants, Prudential Financial, Inc., The Prudential Insurance Company of America and Prudential Insurance Agency, LLC, alleging that the Company failed to escheat life insurance proceeds in violation of the New York False Claims Act. The second amended complaint seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In May 2018, defendants filed a motion to dismiss the Second Amended Complaint. In April 2019, defendants’ motion to dismiss the Second Amended Complaint was granted and plaintiff subsequently filed a Notice of Appeal with the New York State Supreme Court, First Department. In December 2020, the New York Supreme Court, First Department, reversed and vacated the judgment of the trial court and granted leave to plaintiff to file a third

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

amended complaint. In March 2021, the plaintiff filed a third amended complaint asserting claims against all defendants for violation of the New York False Claims Act, and seeking injunctive relief, compensatory and treble damages, attorneys’ fees and costs.
Other Matters
Cho v. PICA, et al.
In November 2019, a putative class action complaint entitled Cho v. The Prudential Insurance Company of America, et. al., was filed in the United States District Court for the District of New Jersey. The Complaint purports to be brought on behalf of participants in the Prudential Employee Savings Plan (the “Plan”) and (i) alleges that Defendants failed to fulfill their fiduciary obligations under the Employee Retirement Income Security Act of 1974, in the administration, management and operation of the Plan, including engaging in prohibited transactions; and (ii) seeks declaratory, injunctive and equitable relief, and unspecified damages including interest, attorneys’ fees and costs. In January 2020, defendants filed a motion to dismiss the complaint. In September 2020, plaintiff filed an amended complaint and added as individual defendants certain PFI officers and current and former members of the Company’s Administrative Committee and Investment Oversight Committee. In December 2020, defendants filed a motion to dismiss the amended complaint.
Doyle C. Stone v. PFI, et al.
In February 2021, a putative class action complaint entitled Doyle C. Stone v. Prudential Financial, Inc., Pruco Life Insurance Company was filed in the United States District Court for the District of New Jersey. The complaint asserts claims against Prudential Financial, Inc. and Pruco Life Insurance Company for violation of the New Jersey Consumer Fraud Act, breach of contract, breach of fiduciary duty, breach of implied duty of good faith and fair dealing, misrepresentation and unjust enrichment based on: (i) the Company’s alleged deficient identification, notification and payment practices for retirement plan participants in transferred group retirement, annuity and insurance plans (“Plan Participants”); and (ii) improper transfer of Plan Participant funds to its own accounts. The putative class includes all Plan Participants from January 2015 to the present.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

15.     LEASES
Lessee Operating Lease:
The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment.
At December 31, 2020, future minimum lease payments under non-cancelable operating leases are estimated as follows:

Year	Minimum aggregate rental commitments
(in millions)

2021	$83
2022	65
2023	48
2024	42
2025	33
Total	$271

Rental expense, net of sub-lease income, incurred for the years ended December 31, 2020, 2019 and 2018 was $71 million, $78 million and $90 million, respectively.

16.    PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
Deferred and uncollected life insurance premiums and annuity considerations as of December 31:

	2020		2019
Type	Gross	Net of Loading	Gross	Net of Loading
	(in millions)
Ordinary - New Business (Individual Life & Annuities)	$3	$3	$7	$7
Ordinary - Renewal Business	2,544	2,544	2,482	2,481
Group Life	287	287	276	276
Group Annuity	551	551	541	541
Total	$3,385	$3,385	$3,306	$3,305

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

17.     OTHER DISCLOSURES AND UNUSUAL ITEMS
Other disclosures

As a result of an agreement with the New York State Department of Financial Services (“NY DFS”) regarding the Company’s reserving methodologies for certain variable annuity and life insurance products, the Company holds additional statutory reserves on a New York basis, which reduces its New York statutory surplus. The Company is not domiciled in New York, and these changes do not impact statutory reserves reported in the Company’s state of domicile, or any states other than New York, and therefore do not impact its RBC ratio; however, the agreed reserve methodologies may require the Company to hold additional New York statutory reserves in the future. New York’s version of PBR, which became effective in January 2020, allows for modifications to the NAIC valuation model and New York’s modifications might require the Company to increase its New York Statutory Reserves. If the Company were required to establish material additional reserves on a New York statutory accounting basis or post material amounts of additional collateral with respect to annuity or insurance products, its ability to deploy capital held within the Company for other purposes could be affected.

The Company is subject to an annual fee under section 9010 of the Affordable Care Act (“ACA”). This annual fee is allocated to individual health insurers based on the ratio of the amount of an entity’s net premiums written for health insurance for any U.S. health risk during the preceding calendar year to the aggregate amount of health insurance for any U.S. health risk that is written during the preceding calendar year. For the years ended December 31, 2020 and December 31, 2019, the Company had health insurance premiums subject to the ACA assessment of $1 million and $2 million, respectively. However, because net premiums written in 2020 were less than $25 million, no fee is required. As such, there is no expected impact to risk based capital.

The Company has, consistent with past practice, guaranteed that a minimum amount of $510 million of annual and termination dividends will be paid and credited to the U.S. holders of policies issued after 1983 by December 31, 2021, as declared by the Company’s Board of Directors.

During 2019, the Company incurred implementation costs for certain programs that are expected to result in margin improvements, including a charge related to PFI’s Voluntary Separation Program offered to certain eligible U.S.-based employees. The voluntary separation program excluded senior executives and employees in certain roles. The employment end dates for the employees that applied to participate in the program and whose applications were accepted by management occurred in 2020.

In the fourth quarter of 2019, the Company increased reserves for Group Annuity contracts. The increase of $197 million was recorded in the Statement of Operations and Changes in Capital and Surplus through two lines, with $174 million recorded within “Other changes, net” and $23 million recorded within “Net change in separate accounts surplus.”

The Company is owner and beneficiary of variable life insurance policies which it holds through subsidiaries that are recorded under the equity method of accounting.

The composition of the investments that underlie the cash surrender value are as follows as of December 31:

	2020		2019
	Aggregate Cash Surrender Value	Percentage	Aggregate Cash Surrender Value	Percentage
	($ in millions)
Bonds	$2,461	67.1%	$2,325	68.7%
Stocks	1,022	27.8%	793	23.4%
Mortgage loans	—	0.0%	—	0.0%
Real estate	—	0.0%	—	0.0%
Cash and short-term investments	132	3.6%	222	6.6%
Derivatives	13	0.3%	4	0.1%
Other invested assets	43	1.2%	39	1.2%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

18. ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$97	$—	$—	$97	1.0%
At book value less current surrender charge of 5% or more (1)	105	—	—	105	1.1%
At fair value	—	—	2,006	2,006	20.4%
Total with market value adjustment or at fair value	202	—	2,006	2,208	22.5%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,390	—	—	2,390	24.4%
Not subject to discretionary withdrawal	5,200	—	—	5,200	53.1%
Total (Gross: Direct + Assumed)	7,792	—	2,006	9,798	100.0%
Reinsurance ceded	1	—	—	1
Total (Net)	$7,791	$—	$2,006	$9,797
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$6	$—	$—	6

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$7,238	$1,649	$—	$8,887	7.3%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	1,345	31,821	33,166	27.1%
Total with market value adjustment or at fair value	7,238	2,994	31,821	42,053	34.4%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,874	11	—	1,885	1.5%
Not subject to discretionary withdrawal	25,961	52,621	—	78,582	64.1%
Total (Gross: Direct + Assumed)	35,073	55,626	31,821	122,520	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$35,073	$55,626	$31,821	$122,520
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	3,236	—	6,484	9,720	32.3%
Total with market value adjustment or at fair value	3,236	—	6,484	9,720	32.3%
At book value without adjustment (minimal or no charge or adjustment) (2)	7,102	—	—	7,102	23.6%
Not subject to discretionary withdrawal	13,280	—	—	13,280	44.1%
Total (Gross: Direct + Assumed)	23,618	—	6,484	30,102	100.0%
Reinsurance ceded	4,801	—	—	4,801
Total (Net)	$18,817	$—	$6,484	$25,301
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$61,681	$—	$—	$61,681
Separate Accounts Annual Statement	—	55,626	40,311	95,937
Total annuity actuarial reserves and deposit liabilities	$61,681	$55,626	$40,311	$157,618

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$96	$—	$—	$96	1.0%
At book value less current surrender charge of 5% or more (1)	120	—	—	120	1.2%
At fair value	—	—	1,933	1,933	19.7%
Total with market value adjustment or at fair value	216	—	1,933	2,149	21.9%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,455	—	—	2,455	25.0%
Not subject to discretionary withdrawal	5,203	—	—	5,203	53.1%
Total (Gross: Direct + Assumed)	7,874	—	1,933	9,807	100.0%
Reinsurance ceded	1	—	—	1
Total (Net)	$7,873	$—	$1,933	$9,806
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$2	$—	$—	$2

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$6,815	$1,748	$—	$8,563	7.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	1,052	31,573	32,625	26.8%
Total with market value adjustment or at fair value	6,815	2,800	31,573	41,188	33.8%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,818	10	—	1,828	1.5%
Not subject to discretionary withdrawal	25,415	53,417	—	78,832	64.7%
Total (Gross: Direct + Assumed)	34,048	56,227	31,573	121,848	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$34,048	$56,227	$31,573	$121,848
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	3,107	—	6,676	9,783	34.6%
Total with market value adjustment or at fair value	3,107	—	6,676	9,783	34.6%
At book value without adjustment (minimal or no charge or adjustment) (2)	7,232	—	—	7,232	25.6%
Not subject to discretionary withdrawal	11,281	—	—	11,281	39.8%
Total (Gross: Direct + Assumed)	21,620	—	6,676	28,296	100.0%
Reinsurance ceded	4,899	—	—	4,899
Total (Net)	$16,721	$—	$6,676	$23,397
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$58,642	$—	$—	$58,642
Separate Accounts Annual Statement	—	56,227	40,182	96,409
Total annuity actuarial reserves and deposit liabilities	$58,642	$56,227	$40,182	$155,051

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

19. ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of life actuarial reserves by withdrawal characteristics as of December 31:

	General Account
	2020			2019
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$71	$93	$125	$75	$97	$131
Universal Life	2,479	2,539	2,709	2,446	2,531	2,708
Universal Life with Secondary Guarantees	4,775	4,050	12,656	4,922	4,117	12,203
Indexed Universal Life (1)	409	372	505	393	347	485
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life (1)	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	1,767	1,926	2,188	1,759	1,906	2,195
Variable Universal Life	1,508	1,502	1,773	1,474	1,461	1,727
Miscellaneous Reserves	—	69,396	70,595	—	66,576	67,770

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			4,311			4,325
Accidental Death Benefits			543			556
Disability - Active Lives			209			201
Disability - Disabled Lives			511			539
Miscellaneous Reserves			1,399			792
Total (Gross: Direct + Assumed)	11,009	79,878	97,524	11,069	77,035	93,632
Reinsurance Ceded	4,678	48,180	60,227	4,824	49,120	60,503
Total (Net)	$6,331	$31,698	$37,297	$6,245	$27,915	$33,129

(1) Prior period amounts have been updated to conform to current period presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Separate Account - Guaranteed
	2020			2019
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans (1):

Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	—	—	—	—	—	—
Variable Universal Life	2,042	2,042	2,042	1,953	1,953	1,953
Miscellaneous Reserves	—	—	—	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			—			—
Accidental Death Benefits			—			—
Disability - Active Lives			—			—
Disability - Disabled Lives			—			—
Miscellaneous Reserves			—			—
Total (Gross: Direct + Assumed)	2,042	2,042	2,042	1,953	1,953	1,953
Reinsurance Ceded	—	—	—	—	—	—
Total (Net)	$2,042	$2,042	$2,042	$1,953	$1,953	$1,953
(1) Prior period amounts have been updated to conform to current period presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Separate Account - Nonguaranteed
	2020			2019
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans (1):

Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	12,169	12,166	12,169	10,773	10,772	10,773
Variable Universal Life	24,878	24,878	24,878	23,493	23,493	23,493
Miscellaneous Reserves	—	—	—	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			—			—
Accidental Death Benefits			—			—
Disability - Active Lives			—			—
Disability - Disabled Lives			—			—
Miscellaneous Reserves			—			—
Total (Gross: Direct + Assumed)	37,047	37,044	37,047	34,266	34,265	34,266
Reinsurance Ceded	—	—	—	—	—	—
Total (Net)	$37,047	$37,044	$37,047	$34,266	$34,265	$34,266

(1) Prior period amounts have been updated to conform to current period presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

	2020
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$37,297	$—	$—	$37,297
Separate Accounts Annual Statement	—	2,042	37,047	39,089
Total life actuarial reserves	$37,297	$2,042	$37,047	$76,386

	2019
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves (1):
Life and Accident & Health Annual Statement	$33,129	$—	$—	$33,129
Separate Accounts Annual Statement	—	1,953	34,266	36,219
Total life actuarial reserves	$33,129	$1,953	$34,266	$69,348

(1) Prior period amounts have been updated to conform to current period presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

20.     FAIR VALUE OF ASSETS AND LIABILITIES
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, common stocks and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: bonds (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain common stock securities (mutual funds, which do not trade in active markets because they are not publicly available), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter (“OTC”) derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private bonds and common stock securities, certain manually priced public common stock and bonds, certain commercial mortgage loans and certain highly structured OTC derivative contracts.
Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds) - The fair values of the Company’s public bonds are generally based on prices obtained from independent pricing services. Prices for each bond are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2 as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2020 and 2019, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.
The fair values of private bonds, which are primarily originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Cash equivalents and short-term investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Preferred stocks carried at the lower of amortized cost or market value - Preferred stocks consist principally of publicly traded and privately traded preferred stock. The fair values of most publicly traded preferred stock securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded preferred stock securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded preferred stock the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded preferred stock securities are classified within Level 3. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on indicative broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock is classified as Level 3.
Common stocks carried at market value - Common stocks consist principally of investments in common stocks of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares. The fair values of common stocks are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.
Derivative instruments - Derivatives are recorded at fair value either as assets or liabilities within “Derivatives.” The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The Company’s exchange-traded futures may include Treasury futures and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, single name credit default swaps, and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate ("SOFR"), obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
The majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over London Interbank Offered Rates (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.
Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Separate account assets at fair value -Separate account assets primarily include bonds, treasuries, common stock and mutual funds for which values are determined consistent with similar instruments described above under “Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds)” and “Common Stocks carried at market value.”
Effective January 1, 2018, the Company adopted changes to SSAP No. 100, “Fair Value” (“SSAP 100”), to allow NAV per share as a practical expedient to fair value either when specifically named in an SSAP or when specific conditions exist. This adoption removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this guidance, certain separate account assets are no longer classified in the fair value hierarchy.
(1)    The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$201	$—	$3	$—	$204

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	668	—	—	668

Preferred stock:
Industrial and Misc	—	—	2	—	2

Common stock:
Industrial and Misc	11	148	148	—	307

Derivative assets: (b)
Currency swaps	—	53	—	—	53
Interest rate swaps	—	4,018	—	—	4,018
Total return swaps	—	59	—	—	59
Options	—	140	2	—	142
Forwards	—	—	—	—	—

Total Derivative assets	—	4,270	2	—	4,272

Separate account assets (a)	11,492	77,626	1,072	21,739	111,929

Total assets at fair value	$11,704	$82,712	$1,227	$21,739	$117,382

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$95	$—	$—	$95
Interest rate swaps	—	2,282	—	—	2,282
Total return swaps	—	153	—	—	153
Options	—	31	—	—	31
Credit default swaps	—	7	—	—	7
Currency forwards	—	50	—	—	50

Total Derivative liabilities	—	2,618	—	—	2,618

Total liabilities at fair value	$—	$2,618	$—	$—	$2,618

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$—	$—	$23	$—	$23

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	722	—	—	722

Preferred stock:
Industrial and Misc	—	—	2	—	2

Common stock:
Industrial and Misc	48	30	143	—	221

Derivative assets: (b)
Currency swaps	—	80	—	—	80
Interest rate swaps	—	2,505	—	—	2,505
Total return swaps	—	24	—	—	24
Options	—	30	19	—	49
Forwards	—	5	—	—	5

Total Derivative assets	—	2,644	19	—	2,663

Separate account assets (a)	9,389	67,932	980	22,515	100,816

Total assets at fair value	$9,437	$71,328	$1,167	$22,515	$104,447

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$21	$—	$—	$21
Interest rate swaps	—	1,040	—	—	1,040
Total return swaps	—	90	—	—	90
Options	—	14	—	—	14
Credit default swaps	—	—	—	—	—
Currency forwards	—	26	—	—	26

Total Derivative liabilities	—	1,191	—	—	1,191

Total liabilities at fair value	$—	$1,191	$—	$—	$1,191

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.
b.    Derivatives that are not held at fair value are excluded.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

(2)    The tables below provide the following data as of December 31, 2020 and 2019:

a.    Summary of the changes in fair value of Level 3 assets and liabilities.
b.    The portion of gains or losses included in surplus attributable to unrealized gains or losses related to those assets and liabilities.

	Balance at 01/01/2020	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2020

	(in millions)
Bonds:
Industrial and Misc	$23	$4	$(22)	$—	$(2)	$—	$—	$—	$—	$3
Preferred stock:
Industrial and Misc	2	3	(2)	—	(1)	—	—	—	—	2
Common stock:
Industrial and Misc	143	—	—	1	—	9	—	(5)	—	148
Derivatives	19	—	—	—	—	—	—	(17)	—	2
Separate account assets (a)	980	98	(35)	(54)	158	114	—	(103)	(86)	1,072
Total Assets	$1,167	$105	$(59)	$(53)	$155	$123	—	$(125)	$(86)	$1,227

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Balance at 01/01/2019	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2019

	(in millions)
Bonds:
Industrial and Misc	$16	$18	$(8)	$1	$(2)	$—	$—	$—	$(2)	$23
Preferred stock:
Industrial and Misc	3	10	(10)	(2)	1	—	—	—	—	2
Common stock:
Industrial and Misc	160	—	—	5	(2)	2	—	(22)	—	143
Derivatives	20	—	—	—	—	—	—	(1)	—	19
Separate account assets (a)	879	55	(71)	8	148	97	—	(12)	(124)	980
Total Assets	$1,078	$83	$(89)	$12	$145	$99	—	$(35)	$(126)	$1,167

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for General Account preferred and common stocks were ($1) million as of both December 31, 2020 and 2019.
Unrealized gains for the period relating to Level 3 assets that were still held by the Company for Separate Account assets were $101 million and $139 million as of December 31, 2020 and 2019, respectively. Transfers resulted from further review of valuation methodologies for certain assets, which resulted in a change in classification.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

For nonrecurring fair value measurements, certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value in the Company's Statements of Admitted Assets, Liabilities, and Capital and Surplus at December 31, 2020.
(3)     The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2020:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)

Assets:	(in millions)
Bonds	$111,415	$97,336	$301	$107,673	$3,441	$—	$—
Unaffiliated preferred stock	62	51	—	31	31	—	—
Unaffiliated common stock	306	306	11	147	148	—	—
Mortgage loans	22,467	21,501	—	—	22,467	—	—
Real estate	702	470	—	—	702	—	—
Contract loans	2,937	2,937	—	—	2,937	—	—
Cash and short-term investments	4,539	4,539	1,125	3,279	135	—	—
Derivative financial instruments	5,611	4,896	20	5,589	2	—	—
Other invested assets	117	92	—	83	34	—	—
Separate accounts	162,016	156,445	11,734	117,113	11,430	21,739	—
Liabilities:
Deposit-type contracts	$19,314	$18,817	$—	$15,781	$3,533	$—	$—
Notes payable and other borrowings	181	181	—	181	—	—	—
Securities sold under agreement to repurchase	7,562	7,562	—	7,562	—	—	—
Cash collateral held for loaned securities	3,146	3,146	—	3,146	—	—	—
Derivative financial instruments	3,289	3,157	—	3,289	—	—	—
Separate account liabilities-investment contracts	97,562	98,161	—	30,174	67,388	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2019:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:	(in millions)
Bonds	$98,580	$90,272	$—	$96,052	$2,528	$—	$—
Unaffiliated preferred stock	114	100	—	82	32	—	—
Unaffiliated common stock	221	221	48	30	143	—	—
Mortgage loans	22,147	21,429	—	—	22,147	—	—
Real estate	804	532	—	—	804	—	—
Contract loans	2,943	2,943	—	—	2,943	—	—
Cash and short-term investments	5,827	5,827	1,415	4,205	207	—	—
Derivative financial instruments	3,792	3,455	—	3,773	19	—	—
Other invested assets	80	58	—	80	—	—	—
Separate accounts	149,236	146,278	9,502	106,864	10,355	22,515	—
Liabilities:
Deposit-type contracts	$16,897	$16,721	$—	$12,444	$4,453	$—	$—
Notes payable and other borrowings	181	181	—	181	—	—	—
Securities sold under agreement to repurchase	6,812	6,812	—	6,812	—	—	—
Cash collateral held for loaned securities	2,797	2,797	—	2,797	—	—	—
Derivative financial instruments	1,478	1,329	21	1,457	—	—	—
Separate account liabilities-investment contracts	97,462	97,574	—	28,681	68,781	—	—

Bonds: fixed maturities (excluding NAIC 6 rated bonds) - The fair values of public fixed maturity securities are generally based on prices from third-party pricing services, which are reviewed for reasonableness; however, for certain public fixed maturity securities and investments in private placement fixed maturity securities, this information is either not available or not reliable. For these public fixed maturity securities, the fair value is based on indicative quotes from brokers, if available, or determined using a discounted cash flow model or internally-developed models. For private fixed maturities, fair value is determined using a discounted cash flow model. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

Mortgage loans - The fair value of commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the appropriate credit spread and a significant component of the pricing process, are based on internally-developed methodology.

Contract loans - The Company’s valuation technique for contract loans is to discount cash flows at the current contract loan coupon rate. Contract loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the contract loans approximates the fair value.

Cash, cash equivalents and short-term investments - The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include cash, cash equivalent instruments and certain short-term investments, which are recorded at amortized cost and are not securities.

Other invested assets - The estimated fair value of other invested assets is determined using the methodologies as described above for bonds, mortgage loans or short-term investments, including affiliated assets based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.
Deposit-type contracts & Separate account liabilities - Only the portion of deposit-type contracts and separate account liabilities related to products that are investment contracts (those without mortality and morbidity risk) are reflected in the table above. For fixed

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.
Notes payable and other borrowing - The fair value of debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.
Securities sold under agreements to repurchase - The Company receives collateral for selling securities under agreements to repurchase. Repurchase agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.
Cash collateral for loaned securities - Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Separate account liabilities-investment contracts - Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.
Certain Separate Account investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Separate account assets using NAV as a practical expedient consist of joint venture and limited partnership interests in real estate, bond, hedge, insurance and other funds. All of these investments have individually varying investment strategies which also have a variety of redemption terms and conditions including certain fund interests that are restricted until maturity. The Company believes that using NAV as a practical expedient for these investments is a fair and close approximation of the investment’s liquidation value.
Level 3 Assets by Price Source - The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources for the years ended:

	December 31, 2020			December 31, 2019
	Internal (1)	External (2)	Total	Internal (1)	External (2)	Total

(in millions)
US treasury and obligation of US governments	$—	$—	$—	$—	$—	$—
Corporate securities	3	—	3	23	—	23
Asset-backed securities	—	—	—	—	—	—
Residential mortgage-backed securities	—	—	—	—	—	—
Equity securities	146	4	150	144	1	145

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2) Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Quantitative Information Regarding Internally-Priced Level 3 Assets – The table below represents quantitative information on significant internally-priced Level 3 assets for the years ended:

	December 31, 2020
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$3	Discounted Cash Flow	Discount Rate	20%

Equity Securities	$17	Cost
		Market Comparables	EBITDA multiples
		Net Asset Value

	December 31, 2019
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$23	Discounted Cash Flow	Discount Rate	5%-15%

Corporate Securities	$141	Cost
		Market Comparables	EBITDA multiples
		Net Asset Value	Share Price

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

21.     DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS
Direct premiums written by Managing General Agents/Third Party Administrators for the years ended December 31, 2020, 2019 and 2018 were $264 million, $168 million and $311 million, respectively.
22.    RETROSPECTIVELY RATED CONTRACTS AND CONTRACTS SUBJECT TO REDETERMINATION
The Company estimates accrued retrospective premium based on actual experience of the group and the Company’s underwriting rules and experience rating practices. The Company records accrued retrospective premiums as an adjustment to written premium.
The amount of group life net premiums written by the Company that are subject to retrospective rating features was $1,118 million, $1,471 million and $1,409 million for the years ended December 31, 2020, 2019 and 2018, respectively. This represented 53%, 58% and 46% of the total net premiums written for group life for the years ended December 31, 2020, 2019 and 2018, respectively.
The amount of group accident and health net premiums written by the Company that are subject to retrospective rating features was $45 million, $133 million and $89 million for the years ended December 31, 2020, 2019 and 2018, respectively. This represented 3%, 10% and 7% of the total net premiums written for group accident and health for the years ended December 31, 2020, 2019 and 2018, respectively.
23.     PARTICIPATING POLICIES
For the period ended December 31, 2020, 2019 and 2018, premiums under individual and group accident and health participating policies were $2 million, $3 million and $4 million, respectively, or less than 1% of total individual and group accident and health premiums earned. The Company accounts for its policyholder dividends based on actual experience of the group and a pre-determined dividend formula. The Company paid and accrued no dividends to policyholders as of December 31, 2020, 2019 and 2018.
For the period ended December 31, 2020, 2019 and 2018, premiums under individual life participating policies were $9 million, $10 million and $10 million, respectively, or less than 1% of total individual life premiums earned. The Company accounts for its policyholder dividends based upon the Plan of Reorganization for the Company’s demutualization. The Company paid and accrued dividends in the amounts of ($147) million, ($167) million and ($11) million to policyholders and did not allocate any additional income to such policyholders as of December 31, 2020, 2019 and 2018, respectively.
24.    RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS
Individual Life

Individual life insurance future policy benefit reserves are calculated using various methods, interest rates and mortality tables, which are prescribed by the Department and produce reserves that in the aggregate meet the requirements of state laws and regulations. Approximately 61% of individual life insurance reserves are calculated according to the CRVM, or methods which compare CRVM to policy cash values at December 31, 2020 and 2019. Approximately 39% at December 31, 2020 and 2019 of individual life insurance reserves are determined using the Net Level Premium (“NLP”) method, or by using the greater NLP method reserve or the policy cash value.
Reserves for other supplementary benefits relative to the Company’s life insurance contracts are calculated using methods, interest rates, and tables appropriate for the benefit provided.
As of December 31, 2020 and 2019, the Company did not have any direct written Universal Life product with secondary guarantee features. Business assumed from Hartford included some Universal Life products with secondary guarantees and the Company’s reserve methodology is compliant with appropriate state prescribed method. Reserves for these products were 100% ceded to its affiliate, PLAZ.
For life insurance contracts, the reserves are calculated based on the Standard Valuation Law and any variation from the state prescribed valuation method is taken into account in the Aggregate Sufficiency Testing.
For certain non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract.
The reserve for waiver of the deduction of deferred fractional premiums upon death of the insured, and for return of a portion of final premium for periods beyond the date of death is at least as great as that computed using the minimum standards of mortality, interest and valuation method, taking into account the aforementioned treatment of premiums. The Company does not promise surrender values in excess of the legally computed reserves.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

For certain policies, extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.
Reserves on policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives, including paid-up insurance, are reported according to mortality and interest bases applicable to the respective years of issue. In addition, an extra mortality reserve is held for ordinary life insurance policies classed as group conversions, or otherwise substandard, equal to the excess, if any, over a basic reserve, of a substandard reserve based on mortality rates appropriately increased over the standard class mortality rates. For all other such policies, the extra mortality reserve is one-half the appropriate net additional premium. Weekly premium policies issued at ages higher than true ages are valued according to the higher ages, as are Ordinary second-to-die policies.
As of December 31, 2020 and 2019, the Company had $2.7 billion and $3.0 billion, respectively, of insurance in force for which gross premiums for the life insurance benefits are less than the net premiums according to the standard of valuation required by the state, respectively.
Reserves calculated for assumed dollar denominated products are the CRVM reserve, floored at cash value, plus the unearned premium reserve. The CRVM reserve uses 1980 CSO or 2001 CSO mortality table, depending on the policy issue date. The valuation interest rates in most cases are set at the lower of (a) the maximum permitted valuation rate under the Standard Valuation Law and (b) the interest rate used to determine cash values and nonforfeiture values in the contract. The Active life reserves for the dollar denominated products waiver of premium (WP) benefit are determined using the NLP method. The NLP reserve is based on the 1952 Disability table. Disabled life reserves are based on the 73-76 OASDI continuance table.
Group Life
For group life insurance, approximately 26% and 27% of the reserves at December 31, 2020 and 2019, respectively, are associated with extended death benefits. These reserves are primarily calculated using 2005 Group Life Term Waiver Table at various interest rates. The remaining reserves are unearned premium reserves, reserves for group life fund accumulations and other miscellaneous reserves.
Individual Annuities
Reserves for individual deferred annuity contracts are determined based on CARVM. These reserves account for 74% and 75% of the individual annuity reserves at December 31, 2020 and 2019, respectively. The remaining reserves are equal to the present value of future payments using prescribed annuity mortality tables and interest rates. Additional reserves are held for guaranteed minimum death and living benefits under deferred and immediate annuities.
The Company adopted VM-21 requirements applicable to the 2020 NAIC Valuation Manual effective January 1, 2020. The impact of the change in the valuation basis was a benefit of $83 million which was comprised of a $72 million decrease in the final general account statutory reserve as of January 1, 2020 as well as an $11 million decrease in separate account CARVM reserve due to MODCO reinsurance. The change in valuation basis in separate account CRVM was recorded in “Other changes, (net)” on the Company's Statement of Operations and Changes in Capital and Surplus.
Group Annuities
Reserves for Structured Settlement Annuities are equal to the present value of future benefit payments. The valuation mortality table is the 1983-A Table. For contracts/certificates issued in 2017 and prior, the valuation interest rate is determined based on the issue year of the contract. Contracts issued in 2018 and later are subject to VM-22. Reserves for Structured Settlement Annuities issued in 2017 and prior follow Actuarial Guideline IX- B. Minimum requirements in all states other than New York, require the use of Type A interest rates defined by the dynamic Standard Valuation Law for the special lump sum calculations required under Guideline IX-B. New York requires Type B interest rates. The statutory reserves for all states are calculated using Type B interest rates (which are less than or equal to Type A rates) leading to excess reserves in non-New York states. Under Actuarial Guideline IX-B, payments in excess of 110% of the prior year’s payments are considered lump sum payments and must be valued using the type A valuation interest rates with a guarantee duration equal to the number of years from the date of issue to the date of the lump sum payment. However, as described above, in order to comply with the minimum standards in certain states, structured settlement lump sums are valued using Type B rates which are lower than Type A rates. Payments that are made less frequently than annually or for a period of less than five years are also considered to be lump sums and are therefore valued using Type B rates. Payments other than lump sums are valued using the appropriate single premium immediate annuity rates. Structured Settlement Annuities issued in 2018 and later are not subject to Actuarial Guideline IX-B, since this Guideline is superseded by VM-22.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Reserves for annuities purchased under group contracts, now subject to VM-22, are equal to the present value of future payments, using prescribed and permitted mortality tables and interest rates. Reserves for other deposit funds reflect the contract deposit account or experience accumulation for the contract. A statutory basis change was filed in 2019 for a single longevity reinsurance contract. See below for additional information related to the change in valuation basis.
The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the appropriate interest rate or the fund value, if greater.
Accident & Health
Claim reserves for Group Long Term Disability are discounted at interest rates ranging from 2.25% to 6.75% as of December 31, 2020 and from 2.75% to 6.75% as of December 31, 2019. For non-buyout claims, the interest rate is based on the date of disability. For buyout claims, the interest rate is based on the effective date of the buyout. As of December 31, 2020 and 2019, Group Long Term Disability reserves are calculated using the 2012 GLTD Valuation Table blended with Prudential experience.
Individual Long Term Care active life reserves are one-year full preliminary term reserves. A statutory basis change was filed in 2018 to increase the morbidity assumption margin. See below for additional information related to the change in valuation basis. The assumptions for 2020 and 2019 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates range from 3.5% to 4.5% as of December 31, 2020 and 2019, depending on the effective date of coverage of each participant.
Group Long Term Care active life reserves are one-year full preliminary term reserves. A statutory basis change was filed in 2018 to increase the morbidity assumption margin. The assumptions for 2020 and 2019 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates range from 3.5% to 5.5% as of December 31, 2020 and 2019, depending on the effective date of coverage of each participant.
Individual and Group Long Term Care claim reserves represent the present value of benefits payable to insureds in benefit status using claim termination rates based on 2017 Milliman Long Term Care Guidelines with modification for company experience for 2020 and 2019. Interest rates range from 3.5% to 4.5% as of December 31, 2020 and 2019, depending on the disablement date claim for each claimant.
MetLife Long Term Care active life reserves are using the 1983 GAM mortality table and interest rates ranging from 3.5% to 5.5% as of December 31, 2020 and 2019. For Disable Life Reserve, MetLife Termination Experience is used and the interest rates of 3.5% as of December 31, 2020 and 2019.
Claim reserves for US Individual Disability are discounted using the 1964 CDT table with interest rate ranging from 3.5% and 6.0% for disability years 1988 and prior and using the 1985 CIDA table with interest rate ranging from 3.5% and 6.0% for disability years 1989 and after as of December 31, 2020 and 2019.
Claim reserves for other Individual Guaranteed Renewable and Cancelable Accident and Health policies were not discounted as of December 31, 2020 and 2019.
Other Disclosures
The Company’s actuarial reserves are also subject to asset adequacy testing analysis, which is performed in each business unit. In accordance with the Actuarial and Opinion Memorandum Regulation (“AOMR”), an evaluation is also performed across the Company to assess asset adequacy reserve requirements for the Company based on the Appointed Actuary’s judgment. Asset adequacy reserves were $1,050 million and $2,080 million at December 31, 2020 and 2019, respectively.

Reserves have been determined using accepted actuarial methods applied on a basis consistent with the appropriate Standards of Practice as promulgated by the Actuarial Standards Board and with accounting practices prescribed or permitted by the Department. These actuarial methods have been applied on a basis consistent with the prior year’s methods.

The Tabular Interest has been determined by formula except for individual unmatured annuities, group universal life insurance, group payout annuity reserves, and group annuity fund accumulation reserves, for which tabular interest has been determined from the basic data. The Tabular Less Actual Reserve Released has been determined by formula. The Tabular Cost has been determined by formula except for certain variable and universal life insurance policies for which tabular cost has been determined from the basic data for the calculation of policy reserves. For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The Tabular Interest has been determined by formula as described in the instructions, except for Variable Life, where General Account Interest Credited is used. The Tabular less Actual Reserves Released has been determined by formula as described in the instructions. The Tabular Cost has been determined by formula as described in the instructions, except for certain Variable and Modified Guaranteed life insurance policies, for which Tabular Cost has been determined by the fees charged on the General and Separate accounts, excluding premium loads.
The international insurance business released $185 million of reserves in 2019 after receiving approval from the NJDOBI for a statutory basis change. The basis change reflected a change to the 1952 Disability Incidence table used to calculate Active Life Disability Waiver of Premium (“WP”) reserves. All policies reinsured from Prudential of Japan and Prudential Gibraltar Financial Life into PICA have the WP rider and reflect the updated basis change. Of the total $185 million reserves, $45 million is attributed to Active Life WP and $140 million is attributed to a reduction in Deficiency reserves. Due to the law not prescribing incidence rates after age 64, the original polynomial extrapolation approach was replaced with a constant flat incidence rate for ages 64 and above to better align with Japanese experience.
As of December 31, 2020, the change in the general account reserves for individual annuities (excluding the impact of separate account CARVM) due to a change in valuation basis applicable to policies or contracts issued prior to January 1 of the current year, was a decrease of $72 million which was due to the following:

Valuation Basis		Individual Annuities	Total

Change From	Change To	(in millions)
VACARVM under prior VM-21	VACARVM under new VM-21	$(72)	$(72)
	Total	$(72)	$(72)
As of December 31, 2019, the change in the general account reserves for ordinary life insurance and group annuities due to a change in valuation basis applicable to policies or contracts issued prior to January 1 of the current year was a decrease of $185 million which was due to the following:

Valuation Basis		Ordinary Life Insurance	Group Annuities	Total

Change From	Change To	(in millions)
1952 Disability Table with Polynomial Extrapolation of Incidence Rates post-age 64	1952 Disability Table with Flat Incidence Rates post-age 64	$(185)	$—	$(185)
S1PxA CMI 2013 3.50%	S2PxA CMI 2017 3.00%	—	—	—
	Total	$(185)	$—	$(185)
As of December 31, 2018, the change in the general account reserves for long-term care due to a change in valuation basis applicable to policies or contracts issued prior to January 1 of the current year was an increase of $877 million which was due to the following:

Valuation Basis		Long-Term Care	Total

Change From	Change To	(in millions)
Morbidity assumption margin of 15%	Morbidity assumption margin of 34%	$877	$877
	Total	$877	$877

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

25.     SEPARATE ACCOUNTS
25A.    The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain accounts. In addition, the Company issues variable life and variable universal life contracts where the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”).
In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The Company’s Separate Account statement included legally insulated assets of $156 billion and $146 billion as of December 31, 2020 and 2019, respectively. The assets legally insulated from the General Account are attributed to the following products/transactions as of December 31:

Product/Transaction	Legally Insulated Assets*		Separate Account Assets (Not Legally Insulated)
	2020	2019	2020	2019
	(in millions)
Group Annuity Contracts - Not reclassed to the General Account	$53,278	$51,685	$16	$25
Group Annuity Contracts - Reclassed to the General Account for GAAP	44,883	45,889	413	326
Group Variable Universal Life	152	137	—	—
Private Placement Group Flexible Premium Variable Life Insurance Contract	43,020	35,082	9	8
Registered Group Flexible Premium Variable Life Insurance Contract	7	6	1	1
Variable Life	12,412	10,983	22	22
Variable Annuity	2,227	2,109	5	5
Total	$155,979	$145,891	$466	$387

*In addition to assets supporting contract holder liabilities, the legally insulated assets above include assets supporting other liabilities. The majority of these other liabilities relate to payable for securities purchased and cash collateral held for loaned securities.

Some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2020 and 2019, the Company’s General Account had a maximum guarantee for Separate Account liabilities of $2.4 billion and $2.4 billion, respectively. To compensate the General Account for the risk taken, the Separate Account, excluding those assessed as a component of an overall insurance charge (where it is impractical to bifurcate each underlying charge), has paid risk charges of $20 million, $21 million and $26 million as of December 31, 2020, 2019 and 2018, respectively.

The Company’s General Account has paid $22 million, $24 million and $23 million towards Separate Account guarantees for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company engages in securities lending transactions within the Separate Account. In accordance with such transactions conducted from the Separate Account, the Company’s securities lending policies and procedures are not materially different from the General Account policies and procedures, except that certain collateral is not included in assets and cash collateral held for loaned securities. For the period ended December 31, 2020 and 2019, the market value of loaned securities within the Separate Accounts was $3.3 billion and $2.7 billion, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

25B.     General Nature and Characteristics of Separate Accounts
Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and policyholders. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.
The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2020
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
	(in millions)
Premiums, considerations or deposits for period ended 12/31/2020	$792	$1,094	$6,814	$8,700
Reserves as of 12/31/2020
For accounts with assets at:
Market Value	$13,356	$—	$77,358	$90,714
Amortized Cost	22,881	21,431	—	44,312
Total Reserves	$36,237	$21,431	$77,358	$135,026

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$3,112	$38	$—	$3,150
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,886	—	77,358	79,244
At book value without MV adjustment and with current surrender charge of less than 5%	11	—	—	11
Subtotal	5,009	38	77,358	82,405
Not subject to discretionary withdrawal	31,228	21,393	—	52,621
Total	$36,237	$21,431	$77,358	$135,026

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2019
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
	(in millions)
Premiums, considerations or deposits for period ended 12/31/2019	$4,209	$1,498	$9,050	$14,757
Reserves as of 12/31/2019
For accounts with assets at:
Market Value	$12,645	$—	$74,459	$87,104
Amortized Cost	22,448	23,076	—	45,524
Total Reserves	$35,093	$23,076	$74,459	$132,628

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$3,134	$41	$—	$3,175
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,578	—	74,459	76,037
At book value without MV adjustment and with current surrender charge of less than 5%	10	—	—	10
Subtotal	4,722	41	74,459	79,222
Not subject to discretionary withdrawal	30,371	23,035	—	53,406
Total	$35,093	$23,076	$74,459	$132,628

Transfers as reported in the Summary of Operations of the Separate Accounts Statement as of December 31:

	2020	2019	2018
	(in millions)
Transfers to Separate Accounts	$8,476	$14,229	$15,811
Transfers from Separate Accounts	14,339	18,809	15,639
Net transfers to (from) Separate Accounts	$(5,863)	$(4,580)	$172

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

26. RECONCILIATION BETWEEN AUDITED STATUTORY FINANCIAL STATEMENTS AND THE ANNUAL STATEMENT FILED WITH THE STATE OF DOMICILIARY
The following tables present amounts as reported in the Annual Statement filed with the Department and the adjustments made to the audited statutory financial statements as of December 31, 2020.

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Admitted Assets, Liabilities and Capital and Surplus:

Assets:
Common stocks	$7,398	$158	$7,556
Current federal income tax recoverable	25	(7)	18
Net deferred tax asset	1,528	23	1,551
Total Assets	310,653	174	310,827

Capital and Surplus:
Unassigned surplus	9,575	174	9,749
Total Capital and surplus	11,597	174	11,771
Total Liabilities, Capital and Surplus	310,653	174	310,827

Statements of Operations and Changes in Capital and Surplus:

Income tax expense (benefit)	23	7	30
Income (Loss) From Operations	1,975	(7)	1,968
Net Income (Loss)	1,770	(7)	1,763

Change in net unrealized capital gains (losses)	(544)	158	(386)
Change in nonadmitted assets	(57)	23	(34)
Net change in capital and surplus	114	174	288
Capital and Surplus, End of Period	11,597	174	11,771

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Cash Flows:

Cash Flows from Operating Activities:
Premiums and annuity considerations	$24,273	$79	$24,352
Separate account transfers	6,702	(79)	6,623

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2020

(in millions)
Investment Income Earned:
U.S. Government Bonds	$231
Other bonds (unaffiliated)	3,348
Bonds of affiliates	102
Preferred stocks (unaffiliated)	5
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	7
Common stocks of affiliates	186
Mortgages loans	865
Real estate	148
Premium notes, policy loans and liens	140
Cash, cash equivalents and short-term investments	58
Derivative instruments	189
Other invested assets	231
Aggregate write-ins for investment income	11
Gross investment income	$5,521

Real Estate Owned - Book Value less Encumbrances	$470

Mortgage Loans - Book Value:
Agricultural mortgages	$1,998
Residential mortgages	—
Commercial mortgages	19,430
Mezzanine loans	73
Total mortgage loans	$21,501

Mortgage Loans by Standing - Book Value:
Good standing	$21,484
Good standing with restructured terms	2
Interest overdue more than three months, not in foreclosure	15
Foreclosure in process	—
Total mortgage loans	$21,501

Other Long Term Assets - Statement Value	$7,540

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds (1)	$2,435
Preferred stocks	$—
Common stocks (2)	$7,250

(1) Includes $8 million of affiliated bank loans classified as unaffiliated bank loans in the December 31, 2020 Annual Statement.
(2) Includes $158 million of affiliated common stock not included in the December 31, 2020 Annual Statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2020

(in millions)
Bonds, Short-Term Investments, and Cash Equivalents by NAIC Designation and Maturity:

Bonds by Maturity - Statement Value:
Due within one year or less	$12,025
Over 1 year through 5 years	27,369
Over 5 years through 10 years	19,881
Over 10 years through 20 years	16,152
Over 20 years	24,791
Total by Maturity	$100,218

Bonds by NAIC Designation - Statement Value:
NAIC 1	$62,136
NAIC 2	31,732
NAIC 3	3,789
NAIC 4	2,002
NAIC 5	527
NAIC 6	32
Total by NAIC Designation	$100,218

Total Bonds Publicly Traded	$69,849
Total Bonds Privately Placed	$30,369

Preferred Stocks - Statement Value	$51
Common Stocks - Market Value (1)	$7,556
Short-Term Investments - Book Value	$1,906
Options, Caps & Floors Owned - Statement Value	$—
Options, Caps & Floors Written and In Force - Statement Value	$—
Collar, Swap & Forward Agreements Open - Statement Value	$1,712
Futures Contracts Open - Current Value	$—
Cash on Deposit	$940

Life Insurance in Force:
Industrial	$2,003
Ordinary	$1,272,823
Credit Life	$—
Group Life	$2,011,698

Amount of Accidental Death Insurance in Force Under Ordinary Policies	$30,237

Life Insurance Policies with Disability Provisions in Force:
Industrial	$1,924
Ordinary	$45,386
Credit Life	$—
Group Life	$495,604
(1) Includes $158 million of affiliated common stock not included in the December 31, 2020 Annual Statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2020

(in millions)
Supplementary Contracts in Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$3,373
Income Payable	$—
Ordinary - Involving Life Contingencies Income Payable	$—

Group - Not Involving Life Contingencies
Amount on Deposit	$1,892
Income Payable	$62
Group - Involving Life Contingencies Income Payable	$13

Annuities:
Ordinary
Immediate - Amount of Income Payable	$284
Deferred - Fully Paid Account Balance	$22,765
Deferred - Not Fully Paid Account Balance	$234

Group
Amount of Income Payable	$1,188
Fully Paid Account Balance	$9,273
Not Fully Paid Account Balance	$—

Accident and Health Insurance - Premiums in Force:
Group	$1,470
Credit	$—
Other	$238

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$13,472
Dividend Accumulations - Account Balance	$80

Claim Payments 2020:
Group Accident and Health
2020	$270
2019	$513
2018	$573
Other Accident & Health
2020	$11
2019	$34
2018	$52
Other Coverages that use developmental methods to calculate claims reserves
2020	$—
2019	$—
2018	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2020

(in millions)
Total admitted assets as reported in the Company’s Annual Audited Statement:	$154,382

The ten largest exposures, by investment category, to a single issue, borrower, or investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company, and policy loans:

Investment Category	Book Value	Percentage of Total Admitted Assets
	($ in millions)
Long Term Bonds/Preferred Stock/Common Stock - Prudential Realty Secs	$1,605	1.0%
Joint Venture - Ironbound Fund LLC	$1,519	1.0%
Common Stock - Pruco Life Insurance Company(1)	$1,462	0.9%
Common Stock - Prudential Retirement Insurance and Annuity Company	$1,157	0.7%
Cash Equivalents - Dryden Core Fund MM SER MMMF	$668	0.4%
Long Term Bonds - WF-RBS Commercial Mortgage Tru	$563	0.4%
Joint Venture - Prudential Impact Investments Private Equity LLC	$484	0.3%
Long Term Bonds - Wells Fargo Commercial Mortgage	$466	0.3%
Long Term Bonds - Bank Of America Corporation	$456	0.3%
Long Term Bonds - Pru Ann Life Assurance Corporation	$419	0.3%
(1) Includes $158 million of affiliated common stock not included in the December 31, 2020 Annual Statement.

Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Book Value	Percentage of Total Admitted Assets	Preferred Stock	Book Value	Percentage of Total Admitted Assets
($ in millions)

NAIC-1	$62,136	40.2%	P/RP-1	$5	0.0%
NAIC-2	$31,732	20.6%	P/RP-2	$22	0.0%
NAIC-3	$3,789	2.5%	P/RP-3	$—	0.0%
NAIC-4	$2,002	1.3%	P/RP-4	$—	0.0%
NAIC-5	$527	0.3%	P/RP-5	$20	0.0%
NAIC-6	$32	0.0%	P/RP-6	$4	0.0%

Assets held in foreign investments:

Total admitted assets held in foreign investments	$26,873	17.4%
Foreign-currency-denominated investments	$9,487	6.1%
Insurance liabilities denominated in that same foreign currency	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2020

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$23,130	15.0%
Countries rated NAIC-2	$3,401	2.2%
Countries rated NAIC-3 or below	$342	0.2%

Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

Countries rated NAIC-1:
Country: Cayman Islands	$6,681	4.3%
Country: United Kingdom	$4,804	3.1%

Countries rated NAIC- 2:
Country: Italy	$1,135	0.7%
Country: Mexico	$965	0.6%

Countries rated NAIC-3 or below:
Country: Brit. Virgin Islands	$196	0.1%
Country: Costa Rica	$75	0.0%

Aggregate unhedged foreign currency exposure:	$573	0.4%

Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$561	0.4%
Countries rated NAIC-2	$12	0.0%
Countries rated NAIC-3 or below	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2020

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Two largest unhedged foreign currency exposures to a single country, categorized by NAIC sovereign rating:

Countries rated NAIC-1:
Country 1: United Kingdom	$310	0.2%
Country 2: Chile	$215	0.1%

Countries rated NAIC-2:
Country 1: Italy	$12	0.0%
Country 2:	$—	0.0%

Countries rated NAIC-3 or below:
Country 1:	$—	0.0%
Country 2:	$—	0.0%

The ten largest non-sovereigns (i.e., non-governmental) foreign issues, by NAIC rating:

NAIC - 1 - OCH ZIFF LOAN MGMT FUNDING LTD	$376	0.2%
NAIC - 1 - KVK CLO LTD	$302	0.2%
NAIC - 2 - Ferrero International S.A.	$233	0.2%
NAIC - 1 - TRINITAS CLO LTD	$225	0.1%
NAIC - 1 - Prudential Chile II Spa	$215	0.1%
NAIC - 1 - SHELL INTERNATIONAL FINANCE BV	$214	0.1%
NAIC - 3 - Interhoerbiger Finanz AG	$202	0.1%
NAIC - 1 - NIPPON LIFE INS	$199	0.1%
NAIC - 1 - UBS AG (LONDON BRANCH)	$199	0.1%
NAIC - 1 - ICG US CLO LTD	$190	0.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2020

The ten largest equity interests (including investments in shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt or Class 1):

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Colico Inc	$2,192	1.4%
Ironbound Fund LLC	$1,519	1.0%
PRUCO Life Insurance Company(1)	$1,462	0.9%
Prudential Retirement Insurance and Annuity Company	$1,157	0.7%
Orchard Street Acres Inc.	$1,007	0.7%
Prudential Realty Secs	$583	0.4%
Colico II Inc	$548	0.4%
Prudential Impact Investments Private Equity LLC	$484	0.3%
Prudential Legacy Insurance Company of New Jersey	$285	0.2%
Prudential Capital Partners V, L.P.	$281	0.2%
(1) Includes $158 million of affiliated common stock not included in the December 31, 2020 Annual Statement.

The ten largest fund managers of nonaffiliated, privately placed equities:

	Total Invested	Diversified	Nondiversified
	(in millions)

Prudential Capital Partners V, L.P.	$281	$281	$—
PGIM Real Estate Euro Core Diversified Property Fund	$159	$159	$—
Federal Home Loan Bank of New York	$147	$—	$147
Peak Reinsurance Holdings Ltd	$127	$—	$127
China Momentum Fund, L.P.	$97	$97	$—
Prudential Capital Partners IV, L.P.	$84	$84	$—
The Veritas Capital Fund VI, L.P.	$74	$74	$—
Permira VI L.P. 1	$70	$70	$—
SLP Geology Co-Investment, L.P.	$60	$—	$60
Silver Lake Partners V, L.P.	$58	$58	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2020

The ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

COMM / Corporate Properties of the Americas, LP	$198	0.1%
COMM / Arcis Equity Partners, LLC	$192	0.1%
COMM / DRA Advisors, Inc.	$180	0.1%
COMM / The Blackstone Group	$178	0.1%
COMM / Oxford Properties Group	$172	0.1%
COMM / Morgan Properties	$167	0.1%
COMM / Boston Properties	$162	0.1%
COMM / C.J. SEGERSTROM & SONS	$157	0.1%
COMM / Stockbridge Capital Group, LLC	$148	0.1%
COMM / AEW Capital Management, L.P.	$139	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Construction loans	$107	0.1%
Mortgage loans over 90 days past due	$15	0.0%
Mortgage loans in the process of foreclosure	$—	0.0%
Mortgage loans foreclosed	$—	0.0%
Restructured mortgage loans	$2	0.0%

Aggregate mortgage loans having the following loan–to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	Book Value	Percentage	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Above 95%	$—	0.0%	$5	0.0%	$—	0.0%
91% to 95%	$—	0.0%	$43	0.0%	$—	0.0%
81% to 90%	$—	0.0%	$67	0.0%	$—	0.0%
71% to 80%	$—	0.0%	$3,056	2.0%	$—	0.0%
Below 70%	$—	0.0%	$16,332	10.6%	$1,998	1.3%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2020

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)

Securities lending (do not include assets held as collateral for such transactions)	$3,146	2.0%	$2,665	$2,751	$2,677
Repurchase agreements	$5,726	3.7%	$5,636	$5,774	$5,934
Reverse repurchase agreements	$—	0.0%	$13	$13	$13
Dollar repurchase agreements	$—	0.0%	$—	$—	$—
Dollar reverse agreements	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets for warrants not attached to the other financial instruments, options, caps, and floors:

	Owned		Written
	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Hedging	$142	0.1%	$(30)	0.0%
Income Generations	—	0.0%	—	0.0%
Other	—	0.0%	—	0.0%

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$869	0.6%	$869	$866	$853
Income Generation	$—	0.0%	$—	$—	$—
Replications	$1,485	1.0%	$1,351	$1,857	$930
Other	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$235	0.2%	$310	$271	$245
Income Generation	$—	0.0%	$—	$—	$—
Replications	$—	0.0%	$—	$—	$—
Other	$—	0.0%	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2020

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in millions)
Long-Term Bonds:
U.S. governments	$7,047	4.8%	$7,047	4.8%
All other governments	3,453	2.3%	3,453	2.3%
U.S. states, territories and possessions, etc. guaranteed	302	0.2%	302	0.2%
U.S. political subdivisions of states, territories, and possessions, guaranteed	388	0.3%	388	0.3%
U.S. special revenue and special assessment obligations, etc. nonguaranteed	6,712	4.6%	6,712	4.6%
Industrial and miscellaneous	75,497	51.2%	75,497	51.2%
Hybrid securities	314	0.2%	314	0.2%
Parent, subsidiaries and affiliates (1)	2,435	1.7%	2,435	1.7%
SVO identified funds	—	0.0%	—	0.0%
Unaffiliated Bank loans	1,188	0.8%	1,188	0.8%
Total long-term bonds	$97,336	66.1%	$97,336	66.1%

Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$51	0.0%	$51	0.0%
Parent, subsidiaries and affiliates	—	0.0%	—	0.0%
Total preferred stocks	$51	0.0%	$51	0.0%

Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$306	0.2%	$306	0.2%
Industrial and miscellaneous Other (Unaffiliated)	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates Publicly traded	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates Other (2)	7,250	4.9%	7,250	4.9%
Mutual funds	—	0.0%	—	0.0%
Unit investment trusts	—	0.0%	—	0.0%
Closed-end funds	—	0.0%	—	0.0%
Total common stocks	$7,556	5.1%	$7,556	5.1%

(1) Includes $8 million of affiliated bank loans classified as unaffiliated bank loans in the December 31, 2020 Annual Statement.
(2) Includes $158 million of affiliated common stock not included in the December 31, 2020 Annual Statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2020

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in millions)

Mortgage loans:
Agricultural	$1,998	1.4%	$1,998	1.4%
Residential properties	—	0.0%	—	0.0%
Commercial loans	19,430	13.2%	19,430	13.2%
Mezzanine real estate loans	73	0.0%	73	0.0%
Total mortgage loans	$21,501	14.6%	$21,501	14.6%

Real estate investments:
Property occupied by company	$310	0.2%	$310	0.2%
Property held for production of income	160	0.1%	160	0.1%
Property held for sale	—	0.0%	—	0.0%
Total real estate	$470	0.3%	$470	0.3%

Cash, cash equivalents and short-term investments:
Cash	$940	0.6%	$940	0.6%
Cash equivalents	1,693	1.2%	1,693	1.2%
Short-term investments	1,906	1.3%	1,906	1.3%
Total cash, cash equivalents and short-term investments	$4,539	3.1%	$4,539	3.1%

Policy Loans	$2,937	2.0%	$2,937	2.0%
Other invested assets	7,540	5.1%	7,540	5.1%
Derivatives	4,896	3.3%	4,896	3.3%
Receivables for securities	244	0.2%	244	0.2%
Cash collateral for variation margin	232	0.2%	232	0.2%
Total Invested Assets	$147,302	100.0%	$147,302	100.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
FOR THE YEAR ENDED DECEMBER 31, 2020

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes	No	x

2.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes	No	x

3. Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.Provisions that permit settlements to be made less frequently than quarterly;
c.Provisions that permit payments due from the reinsurer to not be made in cash within ninety days of the settlement date (unless there is no activity during the period); or
d.The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes	No	x

4. Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Assumption reinsurance – new for the reporting period (1)	Yes	No	x
Non-proportional reinsurance, which does not result in significant surplus relief	Yes	No	x

5. Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.Accounted for that contract as reinsurance under SAP and as a deposit under GAAP

Yes	No	x	N/A

b.Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes	No	x	N/A

(1) This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61R) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.

Report of Independent Auditors

To the Board of Directors and Management of
The Prudential Insurance Company of America

We have audited the accompanying statutory financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Financial, Inc.) (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department”). Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America are presumed to be material to the 2020 and 2019 financial statements and are material to the 2018 financial statements.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Department described in Note 1.

Emphasis of Matters

As discussed in Note 10 to the financial statements, the Company has entered into significant transactions with Prudential Financial, Inc. and other affiliated entities, all related parties.

As discussed in Note 24 to the financial statements, in 2020 the Company changed the valuation basis for reserves for variable annuity policies; in 2019, for disability waiver of premium reserves related to policies written in Japan and; in 2018, for long-term care insurance policies.

Our opinion is not modified with respect to these matters.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory financial statements taken as a whole. The supplemental Annual Statement Schedule 1 – Selected Financial Data, Supplemental Investments Risks Interrogatories Schedule, Summary Investment Schedule, and Supplemental Schedule of Reinsurance Disclosures (collectively, the “supplemental schedules”) of the Company as of December 31, 2020 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 8, 2021

PART C—OTHER INFORMATION

ITEM 29. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

(1) Financial Statements of The Prudential Variable Contract Account-2 (Registrant) consisting of the Statement of Net Assets, as of December 31, 2020; the Statement of Operations for the period ended December 31, 2020; the Statements of Changes in Net Assets for the periods ended December 31, 2020 and 2019, the financial highlights for each of the periods in the five-year period ended December 31, 2020 and the Notes relating thereto are included in VCA 2’s 2020 annual report which is incorporated by reference (File No. 2-28136).

(2) The Statutory Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of December 31, 2020 and 2019, and the related Statutory Statements of Operations and Changes in Capital and Surplus, and of Cash Flows for each of the three years in the period ended December 31, 2020, appear in the Statement of Additional Information (Part B of the Registration Statement).

(b) EXHIBITS

(1)	Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account 2.	Incorporated by Reference to Exhibit (1) to Post-Effective Amendment No. 54 to this Registration Statement filed April 30, 1999.

(2)	Rules and Regulations of The Prudential Variable Contract Account 2.	Incorporated by Reference to Exhibit (2) to Post-Effective Amendment No. 57 to this Registration Statement filed April 30, 2001.

(3)	Form of Custodian Agreement with Investors Fiduciary Trust Company.	Incorporated by Reference to Exhibit (3) to Post-Effective Amendment No. 52 to this Registration Statement filed via EDGAR on April 29, 1998.

(4)	(i) Management Agreement between PGIM Investments LLC (formerly “Prudential Investments Fund Management LLC”) and The Prudential Variable Contract Account 2.	Incorporated by Reference to Exhibit (4)(i) to Post-Effective Amendment No. 57 to this Registration Statement filed April 30, 2001.

	(ii) Subadvisory Agreement between Jennison Associates LLC and PGIM Investments LLC (formerly “Prudential Investments Fund Management LLC”).	Incorporated by Reference to Exhibit (4)(ii) to Post-Effective Amendment No. 57 to this Registration Statement filed April 30, 2001.

(5)	Agreement for the Sale of VCA 2 Contracts between Prudential, The Prudential Variable Contract Account-2 and Prudential Investment Management Services LLC.	Incorporated by Reference to Exhibit 5(v) to Post-Effective Amendment No. 50 to this Registration Statement.

(6)	(i) Specimen copy of group variable annuity contract Form GVA-120, with State modifications.	Incorporated by reference to Exhibit (4) to Post-Effective Amendment No. 32 to this Registration Statement.

	(ii) Specimen copy of Group Annuity Amendment Form GAA-7764 for tax-deferred annuities Registration Statement.	Incorporated by reference to Exhibit (6)(ii) to Post-Effective Amendment No 42 to this Registration Statement.

	(iii) Specimen copy of Group Annuity Amendment Form GAA-7852 for tax-deferred annuities	Incorporated by reference to Exhibit (6)(iii) to Post-Effective Amendment No. 45 to this Registration Statement

(7)	Application form.	Incorporated by reference to Exhibit (4) of Post-Effective Amendment No. 32 to this Registration Statement.

(8)	(i) Copy of the Charter of Prudential.	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of the Prudential Variable Contract Real Property Account.

	(ii) Copy of the By-Laws of Prudential as amended to and including May 12, 1998.	Incorporated by reference to Post-Effective Amendment No. Exhibit 26(f)(ii) of Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account.

(11)	(i) Pledge Agreement between Goldman, Sachs & Co., The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11 (i) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

	(ii) Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11 (ii) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

	(iii) First Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11 (iii) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

	(iv) Second Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11 (iv) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

(12)	Opinion and Consent of Counsel.	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 59 to this Registration Statement filed on April 26, 2002.

(13)	(i) Consent of independent registered public accounting firm.	Filed herewith.

	(ii) Consent of independent registered public accounting firm.	Filed herewith.

	(iii) Powers of Attorney for Directors and Officers of Prudential.	Filed herewith.

	(iv) Powers of Attorney for Committee Members of The Prudential Variable Contract Account-2	Filed herewith.

(16)	(i) Code of Ethics of The Prudential Variable Contract Account-2.	Code of Ethics of the Registrant. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A for Advanced Series Trust, filed via EDGAR on December 21, 2015 (File No. 033-24962).

	(ii) Personal Securities Trading Policy and Code of Ethics of Prudential, including the Manager and Distributor	Code of Ethics and Personal Securities Trading Policy of Prudential, including the Manager and

dated January 2018.	Distributor, dated January 2018, incorporated by reference to Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A of The Prudential Series Fund, filed via EDGAR on April 30, 2018 (File No. 002-80896).

(iii) Code of Ethics of Jennison Associates LLC.	Code of Ethics of Jennison Associates LLC. Incorporated by reference to Post-Effective Amendment No. 166 to the Registration Statement on Form N-1A for Advanced Series Trust filed on April 16, 2019 (File No. 333-24962 and 811-05186).

ITEM 30. DIRECTORS AND OFFICERS OF PRUDENTIAL

Information about Prudential’s Directors and Executive Officers appears under the heading “Information About Prudential—Executive Officers and Directors of The Prudential Insurance Company of America” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 31. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH PRUDENTIAL OR REGISTRANT

Registrant is a separate account of The Prudential Insurance Company of America, a stock life insurance company organized under the laws of the State of New Jersey. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. The subsidiaries of Prudential Financial Inc. (PFI) are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 19, 2021, the text of which is hereby incorporated by reference.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, shares of The Prudential Series Fund, a Delaware trust. The balance are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account 10, a separate account of Prudential registered as an open-end, diversified management investment company under the Investment Company Act of 1940, and with The Prudential Variable Contract Account-11 and The Prudential Variable Contract Account-24, separate accounts of Prudential registered as unit investment trusts.

Prudential is a New Jersey stock life insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 32. NUMBER OF CONTRACTOWNERS

As of January 31, 2021, the number of contractowners of qualified and non-qualified contracts offered by Registrant was 174.

ITEM 33. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 26(f)(ii) of Post-Effective Amendment No. 32 to Form N-6, Registration No. 33-20000, filed April 21, 2009, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 34. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) PGIM Investments LLC (PGIM Investments)

The business and other connections of the officers of PGIM Investments are listed in Schedules A and D of Form ADV of PGIM Investments as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

(b) Jennison Associates LLC

The business and other connections of the directors and executive officers of Jennison Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

ITEM 35. PRINCIPAL UNDERWRITER

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for PGIM ETF Trust, The Prudential Investment Portfolios, Inc., Prudential Investment Portfolios 2, Prudential Investment Portfolios 3, Prudential Investment Portfolios Inc. 14, Prudential Investment Portfolios 4, Prudential Investment Portfolios 5, Prudential Government Money Market Fund, Inc., Prudential Investment Portfolios 6, Prudential National Muni Fund, Inc., Prudential Jennison Blend Fund, Inc., Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investment Portfolios 7, Prudential Investment Portfolios 8, Prudential Jennison Small Company Fund, Inc., Prudential Investment Portfolios 9, Prudential World Fund, Inc., Prudential Investment Portfolios, Inc. 10, Prudential Jennison Natural Resources Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Investment Portfolios 12, Prudential Investment Portfolios, Inc. 15, Prudential Investment Portfolios 16, Prudential Investment Portfolios, Inc. 17, Prudential Investment Portfolios 18, Prudential Sector Funds, Inc. Prudential Short-Term Corporate Bond Fund, Inc., The Target Portfolio Trust, and The Prudential Series Fund.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b) The business and other connections of PIMS’ sole member (PIFM Holdco LLC) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c) With respect to compensation received by PIMS, directly or indirectly, from Registrant, reference is made to the sections entitled “Prudential” and “Contract Charges” in the prospectus (Part A of this Registration Statement) and “Sale & Distribution” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 36. LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777

The Prudential Insurance Company of America, 80 Livingston Avenue, Roseland, New Jersey 07068

The Prudential Insurance Company of America c/o Prudential Defined Contribution Services, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789

PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102

State Street Bank and Trust Company, 127 West 10th Street, Kansas City, Missouri 64105-1716

PGIM Investments LLC has entered into a Subadvisory Agreement with Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017.

ITEM 37. MANAGEMENT SERVICES

NOT APPLICABLE

ITEM 38. UNDERTAKINGS

The Prudential Insurance Company of America (Prudential) represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section. Registrant also undertakes (1) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old as long as payment under the contracts may be accepted; (2) to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; and (3) to deliver any Statement of Additional Information promptly upon written or oral request.

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

REPRESENTATION PURSUANT TO RULE 6c-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a)—(d) of the Rule.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 16th day of April, 2021.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

* Stuart S. Parker

President of the VCA-2 Committee

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

*Ellen S. Alberding	Committee Member

*Kevin J. Bannon	Committee Member

* Scott E. Benjamin	Committee Member and Vice President

* Linda W. Bynoe	Committee Member

* Barry H. Evans	Committee Member

*Keith F. Hartstein	Committee Member

*Laurie Simon Hodrick	Committee Member

*Stuart S. Parker	Committee Member and President

*Brian K. Reid	Committee Member

*Grace C. Torres	Committee Member

*Christian J. Kelly	Treasurer and Principal Financial and Accounting Officer

* By: /s/ Patrick McGuinness Patrick McGuinness	Attorney-in-Fact	April 16, 2021

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Prudential Insurance Company of America has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on this 16th day of April, 2021.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

/s/ Douglas S. McIntosh

Vice President, Product Development,

The Prudential Insurance Company of America

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the dates indicated.

Signature	Title	Date

*Charles F. Lowrey	President, CEO, Chairman and Director

*Thomas J. Baltimore, Jr.	Director

*Gilbert F. Casellas	Director

*Robert M. Falzon	Vice Chair and Director

*Wendy Elizabeth Jones	Director

*Martina Hund-Mejean	Director

*Karl J. Krapek	Director

*Peter Rupert Lighte	Director

*George Paz	Director

*Sandra Pianalto	Director

*Christine A. Poon	Director

*Douglas A. Scovanner	Director

*Michael A. Todman	Director

*Robert D. Axel	Senior Vice President, Controller and Principal Accounting Officer

Kenneth Y. Tanji	Executive Vice President and Chief Financial Officer

By: /s/ Patrick McGuinness Patrick McGuinness	Attorney-in-Fact	April 16, 2021

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

Exhibit Index

Item 29 (b) Exhibit Number	Description

(13)(i)	Consent of independent registered public accounting firm

(13)(ii)	Consent of independent registered public accounting firm

(13)(iii)	Powers of Attorney for Directors and Officers of Prudential

(13)(iv)	Powers of Attorney for Committee Members of The Prudential Variable Contract Account-2